As filed with the Securities and Exchange Commission on April 29, 2002

                                                             File Nos. 333-63336
                                                                       811-2143

================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE
         SECURITIES ACT OF 1933                      [_]

         PRE-EFFECTIVE AMENDMENT NO.                 [_]
         POST-EFFECTIVE AMENDMENT NO. 1              [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 33 [X]
                        (Check Appropriate Box or Boxes)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                               (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 572-9196

                           ARNOLD R. BERGMAN, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                               JOHN HANCOCK PLACE

                                BOSTON, MA 02117
                     (Name and Address of Agent for Service)
                            -------------------------

                                    Copy to:

                               THOMAS C. LAUERMAN
                              Foley & Lardner 3000

                                 K Street, N.W.

                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2002 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]  on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2001 pursuant to Rule 24f-2 on March 20, 2002.

                          Prospectus dated May 1, 2002

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                     SIGNATURE IMMEDIATE VARIABLE ANNUITY I
--------------------------------------------------------------------------------

                     an immediate variable annuity contract
                                    funded in

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")
                     John Hancock Variable Annuity Account U

         The contract enables you to earn investment-based returns in the following investment options:

-------------------------------------------------------------------------------
 Variable Investment Option     Managed By
 --------------------------     ----------

 Equity Index ................. SSgA Funds Management, Inc.
 Large Cap Value .............. T. Rowe Price Associates, Inc.
 Large Cap Growth ............. Independence Investment LLC
 Growth & Income .............. Independence Investment LLC and Putnam
                                  Investment Management LLC
 Fundamental Value ............ Wellington Management Company, LLP
 Multi Cap Growth ............. Janus Capital Management LLC
 Small/Mid Cap CORE(SM) ....... Goldman Sachs Asset Management
 Small/Mid Cap Growth ......... Wellington Management Company, LLP
 Small Cap Equity ............. Capital Guardian Trust Company
 Small Cap Growth ............. John Hancock Advisers, LLC
 International Equity Index ... Independence Investment LLC
 International Opportunities .. T. Rowe Price International, Inc.
 Emerging Markets Equity ...... Morgan Stanley Investment Management Inc.
 Real Estate Equity ........... Independence Investment LLC and Morgan Stanley
                                  Investment Management Inc.
 Managed ...................... Independence Investment LLC and Capital Guardian
                                  Trust Company
 Global Balanced .............. Capital Guardian Trust Company
 Short-Term Bond .............. Independence Investment LLC
 Bond Index ................... Mellon Bond Associates, LLP
 Active Bond .................. John Hancock Advisers, LLC
 High Yield Bond .............. Wellington Management Company, LLP
 Global Bond .................. Capital Guardian Trust Company
 Money Market ................. Wellington Management Company, LLP
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     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

     The investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete investment options in the future. You may use up to four investment options at any one time.

     When you select one or more of these investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds". In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the investment options shown on page 1.



                      John Hancock Annuity Servicing Office
                      -------------------------------------

        Mail Delivery                           Phone:  1-800-624-5155
        -------------
        Annuities Division, T-24
        200 Clarendon Street                    Fax:    1-617-572-0480
        Boston, MA 02117



********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

       .  The first section contains an "Index of Key Words."

       . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

       . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

       . Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     The Series Fund's prospectus is attached at the end of this prospectus. You should save the prospectus for future reference.

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                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2002. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 21.

The contract is not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
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                               INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

Key word                                                          Page

Annuitant..........................................................  9
Annuity payment....................................................  9
Assumed interest rate.............................................. 11
Contract year......................................................  9
Date of issue......................................................  9
Funds..............................................................  2
Owner..............................................................  9
Payee..............................................................  9
Premium payment....................................................  9
Pricing date....................................................... 10
Series Fund........................................................  2
Investment options.................................................  1

                                    FEE TABLE

     The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

Contractowner Transaction Expenses

             -------------------------------------------------
                Sales Load                            None
                Surrender fees                        None
                Transfer fee                          None*
             -------------------------------------------------

 *Although we currently do not impose a transfer fee, we reserve the right to do so if you request a transfer of assets from one investment option to another investment option more than 4 times a year. See our response to the question "How can I change my selected investment options?" in the Basic Information section of this prospectus.

Separate Account Annual Expenses (as a % of the average total value of your investment options)

             -------------------------------------------------
                Mortality and Expense Risk Charge     0.65%
                Administrative Services Charge        0.20%
                                                    ----------
                Total Annual Contract Charge          0.85%
             -------------------------------------------------



The above charges are the maximum annual contract expenses that we may charge if you purchase the contract. We may charge less from time to time. See our response to the question "To what extent can John Hancock vary the terms and conditions of the contracts?" in the Basic Information section of this prospectus.

Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Note that follows this table. Expenses of the funds are not fixed or specified under the terms of the contracts, and those expenses may vary from year to year.

                                                                                                    -------------
                                                                                                     Total Fund       Total Fund
                                                     Investment  Distribution and  Other Operating   Operating         Operating
                                                     Management      Service        Expenses With   Expenses With   Expenses Absent
Fund Name                                                Fee       (12b-1) Fees     Reimbursement   Reimbursement    Reimbursement
---------                                            ----------  ----------------   -------------   -------------    -------------
John Hancock Variable Series Trust I  (Note 1):
Equity Index .......................................   0.13%           N/A              0.07%           0.20%             0.20%
Large Cap Value ....................................   0.75%           N/A              0.08%           0.83%             0.83%
Large Cap Growth ...................................   0.38%           N/A              0.03%           0.41%             0.41%
Growth & Income ....................................   0.67%           N/A              0.05%           0.72%             0.72%
Fundamental Value* .................................   0.89%           N/A              0.10%           0.99%             1.20%
Multi Cap Growth* ..................................   0.93%           N/A              0.10%           1.03%             1.03%
Small/Mid Cap CORE(SM) .............................   0.80%           N/A              0.10%           0.90%             1.15%
Small/Mid Cap Growth ...............................   0.97%           N/A              0.10%           1.07%             1.07%
Small Cap Equity ...................................   0.90%           N/A              0.10%           1.00%             1.02%
Small Cap Growth ...................................   1.05%           N/A              0.10%           1.15%             1.17%
                                                                                                    -------------

                                                                                                    -------------
                                                                                                     Total Fund       Total Fund
                                                     Investment  Distribution and  Other Operating   Operating         Operating
                                                     Management      Service        Expenses With   Expenses With   Expenses Absent
Fund Name                                                Fee       (12b-1) Fees     Reimbursement   Reimbursement    Reimbursement
---------                                            ----------  ----------------   -------------   -------------    -------------
International Equity Index ........................    0.17%           N/A              0.10%           0.27%             0.40%
International Opportunities .......................    1.14%           N/A              0.10%           1.24%             1.39%
Emerging Markets Equity ...........................    1.52%           N/A              0.10%           1.62%             4.24%
Real Estate Equity ................................    1.00%           N/A              0.07%           1.07%             1.07%
Managed ...........................................    0.67%           N/A              0.06%           0.73%             0.73%
Global Balanced ...................................    1.05%           N/A              0.10%           1.15%             1.36%
Short-Term Bond ...................................    0.60%           N/A              0.08%           0.68%             0.68%
Bond Index ........................................    0.15%           N/A              0.09%           0.24%             0.24%
Active Bond .......................................    0.62%           N/A              0.05%           0.67%             0.67%
High Yield Bond ...................................    0.80%           N/A              0.10%           0.90%             1.00%
Global Bond .......................................    0.85%           N/A              0.10%           0.95%             0.95%
Money Market ......................................    0.25%           N/A              0.07%           0.32%             0.32%
                                                                                                    -------------

Note to Annual Fund Expenses

     Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value Fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2001, was in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets Equity, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

Examples

     Separate Account Annual Expenses and Annual Fund Expenses are imposed on the reserves we hold in the Separate Account to fund your annuity payments. The following examples illustrate the current expenses that would be paid during the period shown, directly or indirectly, for an immediate life annuity on a 65-year old female with payments guaranteed for 20 contract years. The examples are based on a $1,000 purchase payment allocated to one of the investment options and assume (a) the investment allocation is not changed, (b) the annual return on assets is 5%, (c) the annual fund expenses are at the rates set forth above for 2001, after reimbursements, (d) the assumed interest rate is 3.5% and (e) the first annuity payment date coincides with the date of issue of the contract. These examples do not include any applicable premium taxes. The examples should not be considered representations of past or future expenses; actual expenses may be greater or less than those shown, and will be different for other annuity payment options, ages and sex.
Assuming that we make annuity payments for the entire period shown, the expenses would be:

     -----------------------------------------------------------------------
                                       1 Year  3 Years  5 Years  10 Years
     -----------------------------------------------------------------------
          Equity Index                   $11      $31     $ 50      $ 94
     -----------------------------------------------------------------------
          Growth & Income                $16      $46     $ 74      $137
     -----------------------------------------------------------------------
          Large Cap Value                $17      $49     $ 79      $146
     -----------------------------------------------------------------------
          Large Cap Growth               $13      $37     $ 60      $111
     -----------------------------------------------------------------------
          Fundamental Value              $18      $54     $ 87      $159
     -----------------------------------------------------------------------
          Multi Cap Growth               $19      $55     $ 88      $162
     -----------------------------------------------------------------------
          Small/Mid Cap CORE             $18      $51     $ 83      $152
     -----------------------------------------------------------------------
          Small/Mid Cap Growth           $19      $56     $ 90      $165
     -----------------------------------------------------------------------
          Small Cap Equity               $19      $54     $ 87      $160
     -----------------------------------------------------------------------
          Small Cap Growth               $20      $58     $ 94      $172
     -----------------------------------------------------------------------
          International Equity Index     $11      $33     $ 53      $100
     -----------------------------------------------------------------------
          International Opportunities    $21      $61     $ 98      $179
     -----------------------------------------------------------------------
          Emerging Markets Equity        $25      $72     $115      $208
     -----------------------------------------------------------------------
          Real Estate Equity             $19      $56     $ 90      $165
     -----------------------------------------------------------------------
          Managed                        $16      $46     $ 75      $138
     -----------------------------------------------------------------------
          Global Balanced                $20      $58     $ 94      $172
     -----------------------------------------------------------------------
          Short-Term Bond                $15      $45     $ 72      $134
     -----------------------------------------------------------------------
          Bond Index                     $11      $32     $ 52      $ 97
     -----------------------------------------------------------------------
          Active Bond                    $15      $44     $ 72      $133
     -----------------------------------------------------------------------
          High Yield Bond                $18      $51     $ 83      $152
     -----------------------------------------------------------------------
          Global Bond                    $18      $52     $ 85      $156
     -----------------------------------------------------------------------
          Money Market                   $12      $34     $ 56      $104
     -----------------------------------------------------------------------

For further information on how we compute the amount of each annuity payment, see the section entitled "Annuity Purchase Rates" on page 12 and our response to the question "How will the value of my annuity payment change over time" in the Basic Information section of this prospectus.

                                BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  Question                                                                                 Starting on page
  --------                                                                                 ----------------
What is the contract? .....................................................................           9

Who owns the contract? ....................................................................           9

Who is the annuitant? Who is the payee? ...................................................           9

How can I buy a contract? .................................................................           9

How will the value of my annuity payment change over time? ................................          10

What annuity benefits does the contract provide? ..........................................          11

What are the tax consequences of owning a contract? .......................................          13

To what extent can John Hancock vary the terms and conditions of the contracts? ...........          13

How can I change my selected investment options? ..........................................          14

What fees and charges will be deducted from my contract? ..................................          15

What happens if the annuitant dies? .......................................................          15

Can I return my contract? .................................................................          15

What is the contract?

     The contract is a single premium immediate variable annuity contract. An "annuity contract" provides a person with a series of periodic payments, and each of these payments is called an annuity payment. Under a "variable" annuity contract, the amount of each annuity payment will increase or decrease based upon the value of the investment options you have chosen.

     This is an "immediate" variable annuity contract because we start making annuity payments on the last business day of the month that coincides with your contract's date of issue. (If your contract's date of issue is the last business day of a month, however, we start making annuity payments on the first business day of the following month.) The date of issue is the later of (a) the date we approve your application and (b) the date we receive your single premium. By "single premium," we mean that you pay only one lump sum to purchase the contract.

     We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

Who owns the contract?

     We designed this contract primarily for purchase by, or on behalf of, individuals who qualify for a distribution from their retirement plans. Unless the contract provides otherwise, each such individual is the owner of the contract and can exercise the rights under the contract, such as the right to choose the investment options. In writing this prospectus, we've assumed that you, the reader, are the person entitled to exercise the rights and obligations under discussion.

Who is the annuitant?  Who is the payee?

     The annuitant is the person upon whose death the contract's death benefit, if any, becomes payable. The payee is the person who receives annuity payments from us. Unless the contract provides otherwise, you are both the annuitant and payee.

How can I buy a contract?

Premium payment

     We call the investment you make in your contract the premium or premium payment. You need at least $50,000 to purchase a contract.

Applying for a contract

     An authorized representative of the broker-dealer through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your premium and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If, for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     We will not issue a contract if you are age 85 or older. We may waive this limit, however.

Ways to make premium payment

     Premium payments made by check or money order should be:

 .  drawn on a U.S. bank,

 .  drawn in U.S. dollars, and

 .  made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     In certain circumstances, we will also accept your premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

How will the value of my annuity payment change over time?

     We use a measuring device called an "annuity unit" to help us compute the amount of each annuity payment from each of your selected investment options. Each investment option has its own annuity unit, with its own annuity unit value, for each "assumed interest rate." (We discuss "assumed interest rate" on the next page.)

     The number of annuity units used to compute your annuity payment from an investment option normally doesn't change while you receive annuity payments, unless you make a transfer from one investment option to another. Our initial determination of the number of annuity units for your contract uses an "annuity purchase rate" for the annuity payment option under which your annuity payments will be made. We discuss annuity purchase rates in more detail in response to the question "What annuity benefits does a contract provide?" below. We describe how we determine the number of annuity units in more detail in the Statement of Additional Information.

     The amount of each annuity payment normally will change based on the number of the contract's annuity units in an investment option times the value of one such unit as of the "pricing date" (explained below) for each annuity payment. Here's how it works:

 . we calculate the actual net investment return of the investment option (after deducting all charges) during the period between the "pricing date" used for determining the immediately previous annuity payment and the "pricing date" used for determining the current annuity payment. For your first annuity payment, however, we use the period between your contract's date of issue and its first "pricing date."

 . if that actual net investment return exceeds the "assumed interest rate" (explained below), the current payment will be larger than the previous one

 . if the actual net investment return is less than the assumed interest rate, the current payment will be smaller than the previous one.

If you change any investment options between pricing dates, we will calculate the actual net investment return of the existing investment option(s) up to the date of the transfer, and the actual net investment return of the new investment option(s) from the date of the transfer to the second pricing date.

     Pricing date

     We use the term pricing date to refer to the business day on which we determine the amount of an annuity payment. The pricing date for the first annuity payment is generally the second to last business day of the month in which we issue your annuity contract. The pricing date for each annuity payment after that, unless we approve otherwise, is the second to last business day of the month in which the annuity payment is scheduled.

       Assumed interest rate

     The assumed interest rate is 3 1/2% per year, unless you elect an assumed interest rate of 5% on your application (provided the higher rate is available in your state). If you elect the higher assumed interest rate, your initial annuity payment will also be higher. Eventually, however, the annuity payments may be smaller than if you had elected the lower assumed interest rate.

What annuity benefits does a contract provide?

Annuity payment options

     You select the annuity payment option in your application for the contract from among the following:

       Life Annuity/No Refund

     Under this annuity payment option, annuity payments are made to you during your lifetime. No further annuity payments are due after your date of death.

       Life Income with Payments Guaranteed for 5, 10, or 20 Contract Years

     Under this annuity payment option, annuity payments are made to you during your lifetime. If your date of death is within the selected guaranteed period, we will continue to make annuity payments to your designated beneficiary for the balance of that guaranteed period. Annuity payments to the beneficiary will be variable in amount, based on the then current value of the selected investment options, and the beneficiary will be able to change investment options during this period. If there is no surviving beneficiary at the time of your death, annuity payments will be made to your estate.

       Contingent Annuitant with continuance of 50%, 66 2/3%, 75%, or 100%

   Under this annuity payment option, annuity payments are made to you during your lifetime. After your date of death, we will continue to make annuity payments to your designated Contingent Annuitant for the remainder of the Contingent Annuitant's lifetime. If you elect a "continuance" rate of less than 100%, we will reduce the number of annuity units used to calculate these payments from each investment option that was selected and in effect immediately prior to your date of death. Annuity payments to the Contingent Annuitant will be variable in amount, based on the then current value of the selected investment options, and the Contingent Annuitant will be able to change investment options during this period. No payments are made to the Contingent Annuitant, however, if he or she predeceases you.

Frequency of annuity payments

     On your application, you select how frequently you want to receive annuity payments. You may schedule annuity payments to be paid on a monthly, quarterly, semi-annual or annual basis. The first annuity payment is generally made on the last business date of the month in which we issue your policy. After that, unless we approve otherwise, annuity payments are paid to you:

 .  on the last business day of every month for monthly annuity payments,

 . on the last business day of every 3/rd /month for quarterly annuity payments,

 . on the last business day of every 6/th/ month for semi-annual annuity payments, or

 . on the last business day of every 12/th/ month for annual annuity payments.

     Your selection will affect the number of annuity units we will use to determine the amount of your annuity payments. In general, we will use fewer annuity units over a 12 month period for an investment option if your select less frequent annuity payments.

Annuity purchase rates

     Your selections will affect the number of annuity units that we will use to determine the amount of your annuity payments. This is because, in most cases, annuity purchase rates vary by the age and gender of the annuitant, the selected annuity option, the selected frequency of annuity payments and the assumed interest rate. As a result, you will generally receive a lower annuity payment if you buy the contract at a younger age than you would if you bought the contract at a higher age. Similarly, because the rates differ by gender, annuity payments to a female will generally be lower (5% to 15%) than for males.

     We provide a more detailed explanation about the way we use annuity purchase rates to determine annuity units and annuity payment amounts in the Statement of Additional Information. In general, a higher annuity purchase rate will result in a higher number of annuity units for the same investment option.

     For example, assume you are aged 65 and want to purchase a monthly annuity in the form of a single life annuity/no refund or in the form of a single life income with annuity payments guaranteed for a selected period. For a male, the rates range from:

..    $5.84 for a life annuity/no refund and a 3.5% assumed interest rate ($6.74 for a 5.0% assumed interest rate where available), to

..    $5.79 for a life income with guaranteed period of 5 years and a 3.5%
     assumed interest rate ($6.68 for a 5.0% assumed interest rate where available), to

..    $5.63 for a life income with guaranteed period of 10 years and a 3.5%
     assumed interest rate ($6.49 for a 5.0% assumed interest rate where available), to

..    $5.05 for a life income with guaranteed period of 20 years and a 3.5%
     assumed interest rate ($5.87 for a 5.0% assumed interest rate where available).

For a female age 65, the rates for a single life annuity range from:

..    $5.28 for a life annuity/no refund and a 3.5% assumed interest rate ($6.17 for a 5.0% assumed interest rate where available), to

..    $5.25 for a life income with guaranteed period of 5 years and a 3.5%
     assumed interest rate ($6.13 for a 5.0% assumed interest rate where available), to

..    $5.17 for a life income with guaranteed period of 10 years and a 3.5%
     assumed interest rate ($6.04 for a 5.0% assumed interest rate where available), to

..    $4.84 for a life income with guaranteed period of 20 years and a 3.5%
     assumed interest rate ($5.68 for a 5.0% assumed interest rate where available).

     The annuity purchase rates for a "contingent" form of annuity payment differ from those of a single life annuity. For example, the rates for a male age 65 and a female age 65 under a "100% contingent" annuity (where annuity
       ---
payments continue to the survivor after the first death) range from:

..    $4.67 for a contingent life annuity/no refund and a 3.5% assumed interest rate ($5.52 for a 5.0% assumed interest rate where available), to

..    $4.66 for a contingent life income with guaranteed period of 5 years and a
     3.5% assumed interest rate ($5.52 for a 5.0% assumed interest rate where available), to

..    $4.65 for a contingent life income with guaranteed period of 10 years and a
     3.5% assumed interest rate ($5.50 for a 5.0% assumed interest rate where available), to

..    $4.55 for a contingent life income with guaranteed period of 20 years and a
     3.5% assumed interest rate ($5.40 for a 5.0% assumed interest rate where available).

     You can find information about our current annuity purchase rates by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing office.

No changes permitted

     After your contract is issued, under our current administrative procedures we will not permit you:

..    to change your selected annuity payment option,

..    to change your selected frequency of annuity payments,

..    to change the selected guaranteed period under a Life Income with Payments
     Guaranteed for 5, 10 or 20 Years annuity payment option,

..    to change the designated Contingent Annuitant under a Contingent Annuitant with continuance of 50%, 66 2/3%, 75% or 100% annuity payment option, nor

..    to change the selected continuance rate under a Contingent Annuitant with continuance of 50%, 66 2/ 3%, 75% or 100% annuity payment option.

You should exercise care in selecting your annuity payment option choices.

What are the tax consequences of owning a contract?

     If your contract is purchased with an "eligible rollover distribution" from a tax qualified retirement plan, we will issue your contract to qualify as an "IRA." Under current tax rules, federal income tax is not payable on the purchase transaction. You will be subject to income tax, however, on the full amount of each annuity payment.

     If your contract is not purchased with an "eligible rollover distribution," there may be income tax payable on any distribution used to pay for the contract. In addition, you may be able to exclude a portion of each annuity payment from income tax.

     Special rules apply with respect to contracts purchased as a result of a roll-over from another "IRA."

     We discuss tax withholding on annuity payments to you, as well as the terms "eligible rollover distribution" and "IRA" in the Tax Information section beginning on page 18.

To what extent can John Hancock vary the terms and conditions of the contracts?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

     We may also change our annuity purchase rates from time to time for contracts purchased on or after the date of the change.

How can I change my selected investment options?

Initial investment options

     When you apply for your contract, you specify the initial investment options that will be used to determine your annuity payments. You may use as many as 4 investment options at any one time.

Changing investment options

     Up to 4 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. Currently, we impose no charge for transfers of more than 4 per contract year. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 4 free transfers or to prohibit any such transfers altogether. If we do impose a charge, we will deduct it from your next annuity payment.

     You may not

..    make any transfer that would cause you to exceed the maximum of 4 investment options selected at one time, or

..    make any transfer over the life of the contract that would result in more than 99 investment options having been used.

This restriction on transfers will also apply to your designated beneficiary or Contingent Annuitant.

Procedure for changing investment options

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2.

     Your request should include

..    your name,

..    your daytime telephone number,

..    the contract number,

..    the names of the investment options being transferred to and from each, and

..    the percent to be transferred from each.

The request becomes effective on the day following our receipt of your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone requests

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

What fees and charges will be deducted from my contract?

Mortality and expense risk charge

     We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, the maximum charge equals .65% of the value of the assets we have allocated to the investment options that support your variable annuity payments. We may charge you less.

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less. We may charge you less.

Administrative services charge

     We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, the maximum charge equals 0.20% of the value of the assets you have allocated to the Investment options. We may charge you less.

Premium taxes

     We make deductions for any applicable taxes based on the amount of a premium payment. This is usually called a "premium tax." Currently, certain local jurisdictions assess a premium tax of up to 5% of each premium payment.

What happens if the annuitant dies?

     If the annuitant dies before we have made the first annuity payment, we will return the premium and the contract will be void.

     If the annuitant dies after we have made the first annuity payment, we may make additional annuity payments depending on the annuity payment option selected. We describe the annuity options above, in response to the question "What annuity benefits does a contract provide?"

Can I return my contract?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

     .    the address shown on page 2, or

     .    the John Hancock representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of the premium you have paid, less any payments we have made. The date of cancellation will be the date we receive the contract.

     Immediate annuity contracts cannot be surrendered for value after the right to cancel period ends, nor do we permit annuity payments to be accelerated or changed in any manner.

                             ADDITIONAL INFORMATION

     This section of the prospectus provides additional information that is not contained in the Basic Information section.

     Contents of this section                              Starting on page

     Description of John Hancock...................................   17

     Who should purchase a contract................................   17

     How we support the investment options.........................   17

     Investment option valuation procedures........................   17

     Assignment, change of ownership or beneficiaries..............   17

     Tax information...............................................   18

     Performance information.......................................   19

     Reports.......................................................   20

     Voting privileges.............................................   20

     Certain changes...............................................   20

     Distribution of contracts.....................................   20

     Experts.......................................................   21

     Registration statement........................................   21

     Appendix - Illustrative annuity payment tables................   22

Description of John Hancock

     We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000, we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 2001, we had approximately $81 billion of assets.

Who should purchase a contract?

     We designed the contract primarily for individuals who are about to start receiving their retirement benefits. The contracts may be purchased with distributions from plans and trusts that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"), such as:

..    pension or profit-sharing plans qualified under section 401(a) of the Code;

..    annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;

..    traditional individual retirement account plans or traditional individual retirement annuity plans (together, "IRAs" or "traditional IRAs") satisfying the requirements of Section 408 of the Code;

..    SIMPLE IRA plans adopted under Section 408(p) of the Code; and

..    Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code.

     When a contract is issued with distributions from a tax-qualified plan it becomes subject to special tax law requirements. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. (Some such requirements may also apply to certain retirement plans that are not tax-qualified.)

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to your retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     The contract may be also be purchased with amounts from other sources, including distributions from plans and trusts that do not qualify for special tax treatment under the Code. We provide general federal income tax information for contracts not purchased with distributions from a tax qualified retirement plan beginning on page 19.

     The annuity purchase rates under this contract are on a gender distinct basis.

How we support the investment options

     We hold the fund shares that support our investment options in John Hancock Variable Annuity Account U (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the contracts cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

Investment option valuation procedures

     We compute the net investment return and annuity unit values for each investment option as of the end of each business day. A business day is any day on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Assignment, change of ownership or beneficiaries

     The contracts cannot be sold, assigned, discounted, or pledged as collateral. You cannot change the owner of the contract during your lifetime.

       Upon your death:

..    under the Life Income with 5, 10, or 20 Years Guaranteed annuity payment option, the beneficiary becomes the owner for the remainder of the selected guaranteed period, and

..    under the Contingent Annuitant with continuance of 50%, 66 2/3%, 75%, or
     100%, the Contingent Annuitant, if then living, becomes the owner for the remainder of his or her lifetime.

     If you have selected the Life Income with 5, 10, or 20 Years Guaranteed annuity payment option, you may change the beneficiary by written notice. Changes of beneficiary will take effect when we receive them, whether or not you are then alive. However, these changes are subject to certain other conditions.

Tax Information

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts purchased with distributions from a tax qualified plan

      Eligible rollover distributions

     If your contract is purchased with an "eligible rollover distribution" from a tax qualified retirement plan, it will be issued to qualify as a traditional individual retirement annuity plan.

     Generally, an eligible rollover distribution is any distribution to an employee of all or a portion of the balance to the credit of the employee in a qualified retirement plan. An eligible rollover distribution does not include a distribution which is part of a series of substantially equal periodic payments, a required distribution or a hardship distribution. Under current law, after-tax contributions in a qualified plan may now be directly or indirectly rolled over into an IRA.

     For purposes of the rollover rules, an eligible retirement plan includes pension or profit-sharing plans qualified under section 401(a) of the Code; annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; traditional IRAs; SIMPLE IRA plans adopted under Section 408(p) of the Code; and SEPS. An amount may be rolled over from (1) a traditional IRA to another traditional IRA; (2) any tax qualified plan to a traditional IRA; and (3) a section 403(b) tax-sheltered annuity to a traditional IRA or to another tax-sheltered 403(b) annuity.

     The tax laws require an eligible rollover distribution that is received by an employee to be "rolled over" to a successor tax qualified retirement plan within 60 days. If it is not rolled over within this time period, the plan participant may be subject to immediate taxation on the entire distribution.

      Withholding on rollover distributions

     The tax law requires tax qualified retirement plans to withhold 20% from an eligible rollover distribution paid to a plan participant that is "rolled over" to another tax qualified retirement plan within 60 days. Your retirement plan does not have to make the withholding, however, if you request your plan administrator to pay your rollover distribution directly to a successor tax qualified retirement plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

We have no responsibility for determining whether a particular retirement plan or a particular distribution qualifies, respectively, as a "qualified retirement plan" or as an "eligible rollover distribution" for purposes of applying the rollover rules.

      Annuity payments from traditional IRAs

     Annuity payments from contracts issued as traditional IRAs are generally subject to income tax in the year received at ordinary income tax rates. The contracts are not currently offered to qualify as "Roth IRAs," which are subject to different tax rules.

      Other annuity payments

     If your contract is purchased with a distribution from a tax qualified retirement plan that does not qualify as an "eligible rollover distribution," your annuity payments will generally be taxed as if the contract was not purchased with a distribution from a tax qualified plan. We provide general information on such contracts in the next section.

Contracts not purchased with distributions from a tax qualified plan

     If your contract is purchased with amounts from a non-tax qualified deferred compensation plan, or with amounts that are not part of an eligible rollover distribution from an eligible retirement plan, we generally will not issue the contract to qualify as an IRA. We require your employer to be responsible for any tax withholding and reporting on the purchase transaction.

      Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in the investment options until we actually make an annuity payment.

      Annuity payments

     Each annuity payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the premium paid reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to a formula. The formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

      Diversification requirements

     Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among Investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

See your own tax adviser

     The above description of Federal income tax consequences under the contracts is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing tax-qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

Performance Information

     We may advertise performance information about hypothetical annuity payments for some or all of the investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate performance information for 1, 5, and 10 year periods or since the date the applicable fund (or its predecessor) was first used in the Account as an investment option.

     Performance information at the Account level may include the percentage change between

..    the value of a hypothetical variable annuity payment for an investment option at the beginning of the relevant period, and

..    the value of a hypothetical variable annuity payment for an investment option at the end of the relevant period.

Both calculations are based on the same premium, annuity payment option, frequency of payment and age and sex of the annuitant (and Contingent Annuitant, if applicable) on the contract's date of issue.

     At the Account level, performance information reflects adjustments for the mortality and expense risk charges. The performance information does not, however, reflect any premium tax charges.

     Performance information at the Account level will be lower than that total return at the Series Fund level where comparable charges are not deducted. See more regarding the John Hancock Variable Series Trust I (the "Series Fund") on page 2.

     We may also advertise illustrative periodic annuity payments that would have resulted under a hypothetical contract described in this prospectus. These illustrations assume that the contracts were offered at the commencement of the period shown, and the values and annuity payments had been based exclusively upon the investment experience of the specified investment option, assuming investment by each investment option in the corresponding fund of the Series Fund and its predecessors during the periods shown.

Reports

     At least annually, we will send you a report giving you the financial statements of the Series Fund. In addition, each time we make an annuity payment we will provide you with information on the number and value of the annuity units in each investment option used for that payment.

Voting Privileges

     At meetings of the Series Fund's shareholders, we will generally vote all of the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding investment option.

Certain Changes

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

..    to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

..    to add or delete variable investment options, funds, or other series funds,

..    to change the underlying investment vehicles,

..    to operate the Account in any form permitted by law, and

..    to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

..    the size of the initial premium payment,

..    the size of the group or class,

..    the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

..    the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

..    the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

..    the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of Contracts

     Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock.

     You can purchase this contract only through Signator's registered representatives or through representatives who are designated by John Hancock Life Insurance Company to sell this contract and who are authorized by applicable law to sell variable annuity products. We do not expect commissions or other direct compensation be paid to Signator sales representatives for the sale of this contract. We offer these contracts on a continuous basis, but neither John Hancock or Signator is obligated to sell any particular amount of contracts.

 Experts

         Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of John Hancock Life Insurance Company at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of John Hancock Variable Annuity Account U at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

 Registration statement

         This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

         Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                                                     page of SAI

Distribution ..........................................................    2
Calculation of Performance Data .......................................    2
Other Performance Information .........................................    3
Calculation of Annuity Payments .......................................    4
Purchases and Redemptions of Fund Shares ..............................    8
The Account ...........................................................    8
Delay of Certain Payments .............................................    9
Liability for Telephone Transfers .....................................    9
Voting Privileges .....................................................   10
Financial Statements ..................................................   11

                 APPENDIX  - ILLUSTRATIVE ANNUITY PAYMENT TABLES

         The following tables present illustrative periodic annuity payments that would have resulted under a contract described in this prospectus. The tables assume that the contracts were offered at the beginning of the first year shown, and the values and annuity payments had been based exclusively upon the investment experience of the specified investment option, assuming investment by each investment option in the corresponding fund of the Series Fund and its predecessors during the periods shown. We have not illustrated the other investment options because of the limited time that they have been available. The contracts described in this prospectus were first offered on the date of this prospectus.

         For the year ended December 31, 1986, we have calculated the values based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Active Bond, and Money Market funds, as if the fund had been in existence prior to March 28, 1986, the date of its reorganization.

         In the tables, we assume

               . your first annuity payment from an investment option, for January of the first year shown for that investment option, was $100,

               . charges have been assessed at annual rate of 0.85% for mortality and expense risks and administrative services, and

               . actual investment management fees and other fund expenses for the periods illustrated have also been assessed.

Absent expense reimbursements by John Hancock to certain of the funds for some periods, the values illustrated would have been lower.

What the tables illustrate

         Subject to the foregoing, each table indicates, at annual intervals, illustrative monthly variable annuity payments we would make under a contract for each investment option to an annuitant or other payee, assuming that an initial annuity payment of $100 was made in January of the first year indicated for the investment option. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years. Because payments under this form are guaranteed for 10 years, it is assumed that the annuitant is living at the end of the 10 year period, and for each year shown after that. The table shows illustrative periodic annuity payments for an assumed interest rate ("AIR") of 3.5%, as well as an AIR of 5.0%. The 5.0% AIR is not available in all states.

         The tables do not show the amount of premium that an investor would need to pay to purchase the variable annuity payments shown. This will vary by a number of factors, such as the form of annuity, the age and sex of the annuitant(s), the value of an annuity unit on the date a contract is issued and the AIR you elect. If you elect an AIR of 5.0%, your initial annuity payment will be higher for the same amount of premium than if you elect an AIR of 3.5%, but subsequent payments eventually may be lower. See the section entitled "Annuity Purchase Rates" in the Basic Information section of this prospectus for additional information.

         The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.

         You should contact your John Hancock representative, or the John Hancock Annuity Servicing Office, for information about the assumed interest rates that are available for you to select.

                                 GROWTH & INCOME

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986.

                                                                     Monthly     Monthly
                                                                     Payment     Payment
Month                                                              AIR of 3.5% AIR of 5.0%
-----                                                             -----------  -----------
December 1986 .................................................      $ 99.67   $ 98.58
December 1987 .................................................        98.82     96.34
December 1988 .................................................       111.02    106.70
December 1989 .................................................       133.03    126.06
December 1990 .................................................       132.47    123.74
December 1991 .................................................       155.85    143.52
December 1992 .................................................       167.05    151.63
December 1993 .................................................       181.17    162.11
December 1994 .................................................       170.85    150.68
December 1995 .................................................       218.14    189.70
December 1996 .................................................       254.48    218.15
December 1997 .................................................       309.31    261.42
December 1998 .................................................       385.78    321.46
December 1999 .................................................       426.60    350.44
December 2000 .................................................       360.62    291.96
December 2001 .................................................       290.32    231.62

         The amounts shown are based on the investment performance of the Growth & Income fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1986 .................................................      $ 98.14   $ 97.06
December 1987 .................................................       100.50     97.98
December 1988 .................................................       110.70    106.39
December 1989 .................................................       136.56    129.41
December 1990 .................................................       120.62    112.65
December 1991 .................................................       141.84    130.60
December 1992 .................................................       154.08    139.84
December 1993 .................................................       168.83    151.05
December 1994 .................................................       159.07    140.27
December 1995 .................................................       199.95    173.86
December 1996 .................................................       229.65    196.83
December 1997 .................................................       283.54    239.60
December 1998 .................................................       379.69    316.37
December 1999 .................................................       452.47    371.70
December 2000 .................................................       364.09    294.75
December 2001 .................................................       285.27    227.56

         The amounts shown above are based on the investment performance of the Large Cap Growth fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                               SMALL/MID CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1994.

                                                                    Monthly        Monthly
                                                                    Payment        Payment
Month                                                             AIR of 3.5%    AIR of 5.0%
-----                                                             -----------    -----------
December 1994 .................................................    $  96.43       $  95.61
December 1995 .................................................      125.41         122.60
December 1996 .................................................      159.12         153.36
December 1997 .................................................      156.84         148.99
December 1998 .................................................      155.29         145.41
December 1999 .................................................      159.85         147.54
December 2000 .................................................      171.36         155.93
December 2001 .................................................      168.15         150.81

     The amounts shown are based on the investment performance of the Small/Mid Cap Growth fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                            INTERNATIONAL EQUITY INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1988.

                                                                    Monthly        Monthly
                                                                    Payment        Payment
Month                                                             AIR of 3.5%    AIR of 5.0%
-----                                                             -----------    -----------
December 1988 ..................................................   $ 102.23       $ 101.36
December 1989 ..................................................     111.93         109.41
December 1990 ..................................................      97.20          93.64
December 1991 ..................................................     112.02         106.40
December 1992 ..................................................     108.00         101.09
December 1993 ..................................................     136.88         126.33
December 1994 ..................................................     123.40         112.25
December 1995 ..................................................     127.67         114.47
December 1996 ..................................................     133.35         117.84
December 1997 ..................................................     121.60         105.91
December 1998 ..................................................     140.11         120.31
December 1999 ..................................................     176.52         149.45
December 2000 ..................................................     138.87         115.86
December 2001 ..................................................     106.28          87.37

     The amounts shown above are based on the investment performance of the International Equity Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables

                                REAL ESTATE EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity payment of $100 in January, 1988.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1988 ..................................................    $ 101.82      $ 100.96
December 1989 ..................................................      104.35        102.00
December 1990 ..................................................       76.98         74.14
December 1991 ..................................................       96.25         91.40
December 1992 ..................................................      107.48        100.61
December 1993 ..................................................      121.72        112.32
December 1994 ..................................................      119.65        108.83
December 1995 ..................................................      130.09        116.64
December 1996 ..................................................      165.42        146.23
December 1997 ..................................................      187.80        163.67
December 1998 ..................................................      147.58        126.74
December 1999 ..................................................      140.18        118.65
December 2000 ..................................................      182.81        152.57
December 2001 ..................................................      181.30        149.14

     The amounts shown above are based on the investment performance of the Real Estate Equity fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                     MANAGED

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1986.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1986 ...................................................   $ 103.40      $ 102.27
December 1987 ...................................................     106.94        104.27
December 1988 ...................................................     114.49        110.05
December 1989 ...................................................     130.57        123.73
December 1990 ...................................................     121.07        113.08
December 1991 ...................................................     139.59        128.54
December 1992 ...................................................     146.81        133.25
December 1993 ...................................................     157.68        141.08
December 1994 ...................................................     146.97        129.61
December 1995 ...................................................     178.31        155.04
December 1996 ...................................................     191.67        164.26
December 1997 ...................................................     215.18        181.80
December 1998 ...................................................     248.78        207.22
December 1999 ...................................................     259.95        213.44
December 2000 ...................................................     250.78        202.96
December 2001 ...................................................     233.24        186.05

     The amounts shown above are based on the investment performance of the Managed fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                 SHORT-TERM BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1994

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1994 ..................................................    $  97.88      $  97.05
December 1995 ..................................................      104.41        102.05
December 1996 ..................................................      104.03        100.21
December 1997 ..................................................      105.63        100.30
December 1998 ..................................................      107.20        100.34
December 1999 ..................................................      105.84         97.65
December 2000 ..................................................      109.32         99.43
December 2001 ..................................................      113.06        101.37

     The amounts shown above are based on the investment performance of the Short-Term Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                   ACTIVE BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986:

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1986 ..................................................    $ 103.10      $ 101.99
December 1987 ..................................................      100.96         98.43
December 1988 ..................................................      104.43        100.37
December 1989 ..................................................      112.13        106.24
December 1990 ..................................................      114.99        107.40
December 1991 ..................................................      127.58        117.47
December 1992 ..................................................      131.68        119.50
December 1993 ..................................................      139.96        125.21
December 1994 ..................................................      129.85        114.50
December 1995 ..................................................      147.54        128.26
December 1996 ..................................................      147.65        126.50
December 1997 ..................................................      154.12        130.17
December 1998 ..................................................      159.60        132.87
December 1999 ..................................................      151.31        124.16
December 2000 ..................................................      159.15        128.74
December 2001 ..................................................      163.32        130.23

     The amounts shown above are based on the investment performance of the Active Bond fund and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   MONEY MARKET

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1986.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1986 ...................................................   $ 101.37      $ 100.27
December 1987 ...................................................     103.62        101.04
December 1988 ...................................................     106.80        102.65
December 1989 ...................................................     111.86        105.98
December 1990 ...................................................     116.05        108.39
December 1991 ...................................................     117.87        108.52
December 1992 ...................................................     117.05        106.21
December 1993 ...................................................     115.57        103.37
December 1994 ...................................................     115.23        101.59
December 1995 ...................................................     116.79        101.50
December 1996 ...................................................     117.86        100.95
December 1997 ...................................................     119.08        100.54
December 1998 ...................................................     120.30        100.12
December 1999 ...................................................     121.08         99.33
December 2000 ...................................................     123.29         99.70
December 2001 ...................................................     122.81         97.90

     The amounts shown are based on the investment performance of the Money Market fund and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   BOND INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1998 ...................................................   $ 103.60      $ 102.73
December 1999 ...................................................      96.97         94.77
December 2000 ...................................................     103.55         99.77
December 2001 ...................................................     106.44        101.09

     The amounts shown are based on the investment performance of the Bond Index fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                             EMERGING MARKETS EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1998 ..................................................    $  80.99      $  80.27
December 1999 ..................................................      139.50        136.38
December 2000 ..................................................       80.69         77.70
December 2001 ..................................................       74.05         70.28


  The amounts shown are based on the investment performance of the Emerging Markets Equity fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                                  EQUITY INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $ 110.45      $ 109.54
December 1997 ..................................................      138.37        135.29
December 1998 ..................................................      170.79        164.64
December 1999 ..................................................      197.18        187.40
December 2000 ..................................................      173.96        162.95
December 2001 ..................................................      146.72        135.44


  The amounts shown are based on the investment performance of the Equity Index fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 GLOBAL BALANCED

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $ 104.11      $ 103.24
December 1997 ..................................................      102.96        100.64
December 1998 ..................................................      115.50        111.30
December 1999 ..................................................      116.57        110.72
December 2000 ..................................................      101.44         94.96
December 2001 ..................................................       91.24         84.19


  The amounts shown are based on the investment performance of the Global Balanced fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                                   GLOBAL BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $ 104.25      $ 103.38
December 1997 ..................................................      108.43        105.99
December 1998 ..................................................      113.55        109.41
December 1999 ..................................................      106.52        101.16
December 2000 ..................................................      113.13        105.92
December 2001 ..................................................      107.20         98.93


  The amounts shown are based on the investment performance of the Global Bond fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 HIGH YIELD BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1998 ..................................................    $  94.76      $  93.94
December 1999 ..................................................       95.47         93.30
December 2000 ..................................................       81.33         78.33
December 2001 ..................................................       79.60         75.57


  The amounts shown are based on the investment performance of the High Yield Bond fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                           INTERNATIONAL OPPORTUNITIES

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $ 103.69      $ 102.82
December 1997 ..................................................      102.36        100.05
December 1998 ..................................................      112.74        108.63
December 1999 ..................................................      145.02        137.77
December 2000 ..................................................      115.34        107.99
December 2001 ..................................................       87.71         80.92


  The amounts shown are based on the investment performance of the International Opportunities fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP VALUE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $ 109.96      $ 109.05
December 1997 ..................................................      133.64        130.67
December 1998 ..................................................      139.69        134.63
December 1999 ..................................................      137.78        130.89
December 2000 ..................................................      151.66        142.04
December 2001 ..................................................      146.45        135.20


  The amounts shown are based on the investment performance of the Large Cap Value fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                                FUNDAMENTAL VALUE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1999.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1999 ..................................................    $ 102.59      $ 102.10
December 2000 ..................................................      112.83        110.70
December 2001 ..................................................      100.72         97.39


  The amounts shown are based on the investment performance of the Fundamental Value fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                MULTI CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $  96.94      $  96.12
December 1997 ..................................................      108.68        106.24
December 1998 ..................................................      140.61        135.52
December 1999 ..................................................      303.32        288.41
December 2000 ..................................................      192.11        179.95
December 2001 ..................................................      114.63        105.77


  The amounts shown are based on the investment performance of the Multi Cap Growth fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                                SMALL CAP EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ..................................................    $ 104.68      $ 103.81
December 1997 ..................................................      125.77        122.96
December 1998 ..................................................      111.49        107.42
December 1999 ..................................................      104.31         99.06
December 2000 ..................................................       93.46         87.48
December 2001 ..................................................       85.62         78.98


  The amounts shown are based on the investment performance of the Small Cap Equity fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                SMALL CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1996 ...................................................   $  90.85      $  90.07
December 1997 ..................................................       98.27         96.04
December 1998 ..................................................      107.58        103.64
December 1999 ..................................................      176.24        167.46
December 2000 ..................................................      138.87        130.02
December 2001 ..................................................      115.25        106.33


  The amounts shown are based on the investment performance of the Small Cap Growth fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                               SMALL/MID CAP CORE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly       Monthly
                                                                     Payment       Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------   -----------
December 1998 ..................................................    $  89.72      $  88.94
December 1999 ..................................................      105.13        102.75
December 2000 ..................................................      108.56        104.60
December 2001 ..................................................      103.61         98.39


  The amounts shown are based on the investment performance of the Small/Mid Cap Core fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002

                     SIGNATURE IMMEDIATE VARIABLE ANNUITY I

                      immediate variable annuity contracts
                                    funded in

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                                _________________


     This statement of additional information ("SAI"), dated May 1, 2002, is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account U (the "Account") dated May 1, 2002, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, Annuities Division T-24, 200 Clarendon Street, Boston, MA 02117, telephone number 1-800-624-5155.


                                TABLE OF CONTENTS

                                _________________

                                                                                        PAGE
                                                                                        ----
                    Distribution..................................................        2
                    Calculation of Performance Data...............................        2
                    Other Performance Information.................................        3
                    Calculation of Annuity Payments...............................        4
                    Purchases and Redemptions of Fund Shares......................        8
                    The Account...................................................        8
                    Delay of Certain Payments.....................................        9
                    Liability for Telephone Transfers.............................        9
                    Voting Privileges.............................................       10
                    Financial Statements..........................................       11

DISTRIBUTION

     The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for marketing and distributing our variable contracts for the past three fiscal years were as follows:

                         YEAR         AMOUNT PAID TO SIGNATOR
                         ----         -----------------------
                         2001               $15,034,580
                         2000               $29,888,062
                         1999               $16,109,205

CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options held in the Account.

Money Market Variable Investment Options

   We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

   The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

            Effective yield = (Base period return + 1)/(365/7)/ - 1

Other Variable Investment Options

   "Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 allocation is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and Account-level charges, except any premium tax charge.

     We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV

           where      P = a hypothetical initial premium payment of $1,000
                      T = average annual total return
                      n =  number of years
                      ERV = ending redeemable value of a hypothetical
                      $1,000 allocation, made at the beginning of such period (or fractional portion thereof)


      Yield

     We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                             Yield = 2 [a - b + 1)/6/ - 1]
                                        -----
                                          cd


where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

OTHER PERFORMANCE INFORMATION

     We describe the methods used in calculating performance under the Contracts for the investment options in the "Calculation of Annuity Payments section, below. The performance information shown in these advertisements and sales literature will include periods before the contracts were first made available in 2001. In such cases, we calculate contract performance based on the actual investment performance of the underlying fund (or its predecessor), and the "assumed interest rate" factor(s) and Account-level charges of a hypothetical contract.

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies, or tracked by other rating services, companies, publications, or persons who independently monitor and rank investment company performance. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     These services do not generally include information about the impact of an "assumed interest rate" factor on the amount of each variable annuity payment. The amount of a variable annuity payment increases only if performance exceeds the chosen assumed interest rate. The amount of a variable annuity payment may also decrease if actual performance does not achieve the chosen assumed interest rate.

CALCULATION OF ANNUITY PAYMENTS

Determination of initial annuity units

We use four steps to compute the initial number of annuity units for your annuity contract:

STEP ONE: We determine the amount of premium that we will apply to each investment option based on the investment allocation elected by you on the application for your contract. We call this the "allocated premium" for an investment option. We make this determination as of the date of issue of your contract, which will be the later of (a) the date of approval by John Hancock of the application for the contract and (b) the date of receipt of your premium payment at the John Hancock Annuity Servicing Office.

STEP TWO:  For each elected investment option, we then divide:

                    ---------------------------------------------
                          the allocated premium (minus
                             any premium tax charge)

                                       by

                                     $1,000
                    ---------------------------------------------

STEP THREE:  We multiply the result from STEP TWO by:

                    ---------------------------------------------
                         the applicable annuity purchase
                       rate set forth in the contract and
                                   reflecting

                            . the age and, possibly,
                              sex of the payee and

                            . the assumed interest
                              rate (discussed below)
                    ---------------------------------------------

     The amount computed is the "tentative initial monthly variable annuity payment" for an investment option. The amount of the tentative initial monthly payment for an investment option is based on the assumption that the actual net investment rate used in calculating the "net investment factor" (described below) for that investment option will be equal on an annual basis to the assumed interest rate. We would pay you this amount, plus the "tentative initial monthly variable annuity payment" for each of your other elected investment options, if the first "pricing date" (this term is described in the prospectus) for your initial annuity payment coincides with the date of issue of your contract. The actual amount of your first annuity payment is likely to be different than the "tentative initial monthly variable annuity payment." This is because of changes in the value of an annuity unit from the contract's date of issue to the contract's initial "pricing date."

STEP FOUR: We calculate the number of annuity units that we will use to determine your variable annuity payments for each elected investment option by dividing:

                      -------------------------------------
                          the amount of the "tentative
                        initial monthly variable annuity
                          payment" for that investment
                                     option

                                       by

                         the annuity unit value of that
                          investment option as of your
                            contract's date of issue
                      -------------------------------------

       Hypothetical example of initial annuity unit calculation

 Assume that:

 . you are a male age 65

 . you purchase a contract for monthly annuity payments under the life income/no refund annuity option based on a 3.5% assumed interest rate,

 . you chose an initial allocation of 60% to an equity index fund and 40% to a global balanced fund,

 . you pay a premium of $100,000 for your contract and you live in a state where no premium taxes are due,

 . the applicable annuity purchase rate is $5.84 per $1000 of premium (purchase rates will differ based on age, sex, assumed interest rate, annuity option elected and the selected frequency of annuity payments),

 . on the effective date of your contract, the unit value for the elected equity index investment option is $12.00 and the unit value for the elected global balanced investment option is $10.00.

     Under STEP ONE, the allocated premium for the equity index investment option is $60,000 (60% of $100,000) and the allocated premium for the global balanced investment option is $40,000 (40% of $100,000).

     Under STEP TWO, we calculate 60 units of $1,000 each for the equity index investment option ($60,000/ $1,000) and 40 units of $1,000 each for the global balanced investment option ($40,000/$1,000).

     Under STEP THREE, we calculate a tentative initial monthly variable annuity payment for the equity index investment option of $350.40 (60 x $5.84) and a tentative initial monthly variable annuity payment for the global balanced investment option of $233.60 (40 x $5.84).

     Under STEP FOUR, we determine that your monthly annuity payment will be composed of 29.20 annuity units of the equity index investment option ($350.40/$12.00) and 23.36 annuity units of the global balanced investment option ($233.60/$10.00).

       Mortality table

     We use the Annuity 2000 Basic (unloaded) Table for males and females, with full generational mortality improvement projection factors as found in Annuity Improvement Scale G, as a basis for calculating annuity purchase rates. The rates we calculate differ by gender, which results in a lower annuity payment
 (5% to 15%) from a female's viewpoint than would otherwise be the case.



     In the next section, we discuss how the number of annuity units changes upon a transfer of investment options. We discuss how the value of an annuity unit changes in the section entitled "Calculation of annuity unit values."

Determination of Annuity Units Upon Change of Investment Options

     As stated on page 13 in the prospectus, and subject to the conditions described in the prospectus, you may change your investment options up to 4 times a year. If you do, we will redetermine the number of annuity units that we will use to calculate the amount of each variable annuity payment following the transfer.

     Here is how we redetermine the number of units:

TRANSFER STEP ONE: We calculate how many annuity units you request to transfer FROM each of your existing investment options. We base our calculation on the then current number of annuity units for each affected investment option that we use to determine a single annuity payment.

TRANSFER STEP TWO: We calculate the current value of the annuity units for each existing investment option that you request to transfer. Under our current procedures, we generally base this calculation on the applicable annuity unit value as of the close of business on the business day following our receipt of your request, in proper form, at the John Hancock Annuity Servicing Office.

TRANSFER STEP THREE: We allocate the amounts determined under TRANSFER STEP TWO TO each of the new (or existing ) investment options that you specify in your transfer request.

TRANSFER STEP FOUR: We divide each allocated amount determined under TRANSFER STEP THREE by the current annuity unit value of the applicable new (or existing) investment option that you specify in your transfer request. Under our current procedures, we generally base this calculation on the applicable annuity unit value as of the close of business on the business day following our receipt of your request, in proper form, at the John Hancock Annuity Servicing Office.

   Hypothetical example of redetermination of annuity units

 Assume that:

 . your annuity contract is currently in force, and you receive monthly variable annuity payments that are each based on 29.20 annuity units of the equity index investment option and 23.36 annuity units of the global balanced investment option,

 . you request to transfer 100% of the equity index investment option to a small cap value investment option, and 50% of the global balanced investment option to a large cap growth investment option, and

 . we receive your request on a Monday and the annuity unit values for the applicable investment options as of the close of business on the next
   business day (Tuesday) are:   $10.00 for the equity index investment
   option, $12.00 for the global balanced investment option, $15.00 for the small cap value investment option, and $20.00 for the large cap value investment option.

     Under TRANSFER STEP ONE, you would transfer 29.20 annuity units of the equity index investment option (100%of 29.20) and 16.68 annuity units of the global balanced investment option (50% of 23.36).

     Under TRANSFER STEP TWO, we calculate a transfer of $292 from the equity index investment option (29.20 x $10.00) and $200.16 from the global balanced investment option (16.68 x $12.00). The $292 would be allocated under TRANSFER STEP THREE to the small cap value investment option and the $200.16 would be allocated to the large cap growth investment option.

     Under TRANSFER STEP FOUR, we will base your next annuity payment and each payment thereafter (unless you make another transfer) on 19.4667 annuity units of the small cap value investment option ($292/$15.00), 10.008 annuity units of the large cap growth investment option ($200.16/$20.00) and the remaining 16.68 annuity units of the global balanced investment option.

The actual amount of the annuity payment made to you after a transfer is likely to be different from the amount calculated under TRANSFER STEP TWO. This is due to daily changes in the value of annuity unit from the transfer date to the contract's next pricing date.

Calculation of annuity unit values

     The value of the an annuity unit varies from day to day, depending on the investment performance of the investment option to which it relates, the deductions made against the investment option, and the applicable assumed interest rate. Thus, annuity payments will vary in amount from payment date to payment date, based on the change in annuity unit value ("AUV") between the corresponding pricing dates.

   Method of calculation

     We calculate annuity unit value separately for each investment option and for each assumed interest rate as of the close of each business day. Here are the steps we follow:

AUV STEP ONE: We determine a "net investment rate" for the investment option for the period beginning at the end of the previous business day to the end of the current business day.

AUV STEP TWO: We determine an "assumed interest rate adjustment factor" for the period from the end of the previous business day to the end of the current business day. If your contact has an assumed interest rate of 3 1/2% per year, the assumed interest rate adjustment factor is the product of .00009426 times the number of calendar days in the period. Similarly, if your contract has an assumed interest rate of 5.0% per year, the assumed interest rate adjustment factor is the product of .00013368 times the number of calendar days in the period.

AUV STEP THREE: We multiply the annuity unit value at the end of the previous business day by the total of:

 . one

 . PLUS OR MINUS the applicable "net investment rate" determined under AUV
   STEP ONE

 . MINUS the "assumed interest rate adjustment factor" determined under AUV
   STEP TWO.

       Net investment rate

     For any period, the net investment rate for an investment option equals

 . the percentage total investment return of the corresponding fund for that period, assuming reinvestment of all dividends and other distributions from the fund (we determine the percentage by dividing the change in value of the investment option at the end of the period by the value of the option at the beginning of the period),

 . MINUS, for each calendar day in the period, a deduction of 0.002329% (the charges for mortality and expense risks and administrative services) of the value of the investment option at the beginning of the period, and

 . MINUS a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

      Assumed interest rate factor

  The "assumed interest rate adjustment factor" neutralizes the assumed interest rate that we used in determining your initial annuity purchase rates. This means that an annuity payment based on a particular investment option will increase only by the amount that the actual investment rate exceeds the assumed interest rate. If the actual net investment rate for an investment option is greater than the assumed interest rate for the period from one pricing date to another, the annuity payment based on the latter pricing date will be LARGER in amount than the annuity payment for that investment option based on the former pricing date. On the other hand, if the actual net investment rate for an investment option is less than the assumed interest rate, the latter annuity payment will be SMALLER in amount than the former.

        Adjustment of units and values

     We reserve the right to change the number and value of the annuity units we use to determine annuity payments, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

        Hypothetical example illustrating the calculation of annuity unit values

    Assume that:

 . at the end of a business day (Monday), the annuity unit value of an investment option, based on a 3.5% assumed interest rate, is $1.0850000,

 . at the beginning of the next business day (Tuesday), the value of the fund shares we hold for that investment option is $4,000,000,

 . investment income attributable to the fund shares for that Tuesday totaled $2000, while capital gains were $3000 and capital losses and fund expenses were $1000, and

 . we are not imposing any tax charge.

     Under AUV STEP ONE, we (or the fund) calculate the change in value of the fund shares we hold ($2000 + $3000 - $1000) and divide it by the value of the fund shares at the end of the previous period ($4,000,000) to determine a percentage total return of the fund shares of 0.001. We next deduct 0.00002329 (the charge for mortality and expense risks and administrative services for a one day period ) from the percentage total return of the fund to determine a "net investment rate" for the investment option of 0.0009767.

     Under AUV STEP TWO, we calculate an "assumed interest rate adjustment factor" for the period from the end of the previous business day to the end of the current business day of .00009426.

     Under AUV STEP THREE, we multiply $1.0850000 (the annuity unit value at the end of Monday) by the sum of (1 + .0009767 - .00009426) to determine a new annuity unit value of $1.0859529.

 PURCHASES AND REDEMPTIONS OF FUND SHARES

        John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

        On each business day, the account purchases and redeems shares of each fund for each investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

 THE ACCOUNT

        In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any investment option. The assets of one investment option are not necessarily legally insulated from liabilities associated with another investment option.

 DELAY OF CERTAIN PAYMENTS

     Ordinarily, we will make an annuity payment within two business days of the corresponding pricing date. However, we reserve the right to defer the determination, processing or payment of any payment to the extent permitted under applicable law:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in an investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of an investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

 LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

..    requiring personal identification,

..    tape recording calls, and

..    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     --------------------------------------
                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                             the corresponding fund
                     --------------------------------------

  At a shareholders' meeting, you may give instructions regarding:

 . the election of a Board of Trustees,

 . the ratification of the selection of independent auditors,

 . the approval of a Series Fund's investment management agreements,

 . and other matters requiring a vote under the 1940 Act.

  The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

  We will furnish you information and forms so that you may give voting instructions.

  We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

  We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners of
John Hancock Variable Annuity Account U of
  John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth and Income, Managed, Short Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets, Bond Index, Small/Mid Cap CORE, High Yield Bond, Large Cap Aggressive Growth, Small Cap Value (formerly Small/Mid Cap Value), Large Cap Value CORE, International Equity, Fundamental Growth and Large/Mid Cap Value Portfolios) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001


                                                      LARGE CAP                     INTERNATIONAL     SMALL CAP
                                                        GROWTH       ACTIVE BOND    EQUITY INDEX       GROWTH
                                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                     ------------    ------------   -------------   -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...  $119,827,192    $151,948,093    $20,916,516    $10,548,466

Receivable from portfolio/JHLICO ..................     1,781,457       2,033,224        264,075        184,990
                                                     ------------    ------------    -----------    -----------
Total assets ......................................   121,608,649     153,981,317     21,180,591     10,733,456
LIABILITIES
Payable to portfolio/JHLICO .......................     1,767,446       2,019,405        261,681        183,762
Asset charges payable .............................        14,011          13,819          2,394          1,228
                                                     ------------    ------------    -----------    -----------
Total liabilities .................................     1,781,457       2,033,224        264,075        184,990
                                                     ------------    ------------    -----------    -----------
                                                     $119,827,192    $151,948,093    $20,916,516    $10,548,466
                                                     ------------    ------------    -----------    -----------
NET ASSETS:
 Accumulation units ...............................  $118,670,684    $148,716,514    $20,522,558    $10,381,253
 Contracts in payout (annuitization) period .......     1,156,508       3,231,579        393,958        167,213
                                                     ------------    ------------    -----------    -----------
 Total net assets .................................  $119,827,192    $151,948,093    $20,916,516    $10,548,466
                                                     ------------    ------------    -----------    -----------
 Units outstanding ................................     3,710,835       5,355,786      1,566,623        748,744
                                                     ------------    ------------    -----------    -----------
 Unit value (accumulation) ........................  $      32.29    $      28.37    $     13.35    $     14.09
                                                     ============    ============    ===========    ===========


                                                        GLOBAL         MID CAP       LARGE CAP         MONEY
                                                       BALANCED        GROWTH          VALUE           MARKET
                                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                     ------------    ------------   ------------    ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ...  $    408,596    $ 16,807,228   $  6,805,093    $49,416,171
Receivable from portfolio/JHLICO ..................        11,566         277,866        103,640        804,993
                                                     ------------    ------------   ------------    -----------
Total assets ......................................       420,162      17,085,094      6,908,733     50,221,164
LIABILITIES
Payable to portfolio/JHLICO .......................        11,520         275,918        102,861        803,243
Asset charges payable .............................            47           1,948            780          1,750
                                                     ------------    ------------   ------------    -----------
Total liabilities .................................        11,567         277,866        103,641        804,993
                                                     ------------    ------------   ------------    -----------
                                                     $    408,595    $ 16,807,228   $  6,805,092    $49,416,171
                                                     ------------    ------------   ------------    -----------
NET ASSETS:
 Accumulation units ...............................  $    375,173    $ 16,593,993   $  6,684,863    $48,288,866
 Contracts in payout (annuitization) period .......
                                                           33,422         213,235        120,229      1,127,305
                                                     ------------    ------------   ------------    -----------
 Total net assets .................................  $    408,595    $ 16,807,228   $  6,805,092    $49,416,171
                                                     ------------    ------------   ------------    -----------
Units outstanding .................................        36,168       1,234,402        389,018      2,818,107
                                                     ------------    ------------   ------------    -----------
Unit value (accumulation) .........................  $      11.30    $      13.62   $      17.49    $     17.54
                                                     ============    ============   ============    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2001

                                                             SMALL/MID   REAL ESTATE    GROWTH &
                                                            CAP GROWTH     EQUITY        INCOME        MANAGED
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                            -----------  -----------  ------------  --------------
 ASSETS
 Investment in shares of portfolios of:
  John Hancock Variable Series Trust I,
   at value .............................................   $11,847,865  $34,227,964  $413,308,314   $537,849,351
 Receivable from portfolio/JHLICO .......................        78,011      582,926     4,008,541      8,175,571
                                                            -----------  -----------  ------------   ------------
 Total assets ...........................................    11,925,876   34,810,890   417,316,855    546,024,922
 LIABILITIES
 Payable to portfolio/JHLICO ............................        76,635      578,953     3,971,939      8,112,951
 Asset charges payable ..................................         1,376        3,973        36,602         62,621
                                                            -----------  -----------  ------------   ------------
 Total liabilities ......................................        78,011      582,926     4,008,541      8,175,572
                                                            -----------  -----------  ------------   ------------
 ........................................................   $11,847,865  $34,227,964  $413,308,314   $537,849,350
                                                            -----------  -----------  ------------   ------------
 NET ASSETS:
  Accumulation units ....................................   $11,256,382  $33,701,558  $409,341,232   $529,934,540
  Contracts in payout (annuitization) period ............       591,483      526,406     3,967,082      7,914,810
                                                            -----------  -----------  ------------   ------------
  Total net assets ......................................   $11,847,865  $34,227,964  $413,308,314   $537,849,350
                                                            -----------  -----------  ------------   ------------
  Units outstanding .....................................       584,919    1,255,055     9,055,610     20,305,711
                                                            -----------  -----------  ------------   ------------
  Unit value (accumulation) .............................   $     20.26  $     27.27  $      45.64   $      26.49
                                                            ===========  ===========  ============   ============

                                                             SHORT-TERM  SMALL CAP   INTERNATIONAL
                                                                BOND       EQUITY    OPPORTUNITIES   EQUITY INDEX
                                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                             ----------  ----------  -------------  --------------
 ASSETS
 Investment in shares of portfolios of:
  John Hancock Variable Series Trust I,
   at value .............................................    $3,810,829  $2,279,013   $2,085,193     $12,560,745
 Receivable from portfolio/JHLICO .......................        14,708      48,377       59,104         275,233
                                                             ----------  ----------   ----------     -----------
 Total assets ...........................................     3,825,537   2,327,390    2,144,297      12,835,978
 LIABILITIES
 Payable to portfolio/JHLICO ............................        14,275      48,115       58,862         273,782
 Asset charges payable ..................................           433         262          242           1,451
                                                             ----------  ----------   ----------     -----------
 Total liabilities ......................................        14,708      48,377       59,104         275,233
                                                             ----------  ----------   ----------     -----------
                                                             $3,810,829  $2,279,013   $2,085,193     $12,560,745
                                                             ----------  ----------   ----------     -----------
 NET ASSETS:
   Accumulation units ...................................    $3,680,789  $2,269,193   $2,078,258     $12,135,294
   Contracts in payout(annuitization) period.............       130,040       9,820        6,935         425,451
                                                             ----------  ----------   ----------     -----------
   Total net assets .....................................    $3,810,829  $2,279,013   $2,085,193     $12,560,745
                                                             ----------  ----------   ----------     -----------
   Units outstanding ....................................       271,921     223,019      201,748         719,159
                                                             ----------  ----------   ----------     -----------
   Unit value (accumulation) ............................    $    14.01  $    10.22   $    10.34     $     17.47
                                                             ==========  ==========   ==========     ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                               DECEMBER 31, 2001


                                                          GLOBAL     EMERGING                SMALL/MID
                                                           BOND      MARKETS    BOND INDEX    CAP CORE
                                                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                        ----------  ----------  ----------  ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....    $1,738,289  $1,674,400  $1,087,316    $420,122
Receivable from portfolio/JHLICO ...................        16,236      28,254      21,813      32,330
                                                        ----------  ----------  ----------    --------
Total assets .......................................     1,754,525   1,702,654   1,109,129     452,452
LIABILITIES
Payable to portfolio/JHLICO. .......................        16,045      28,064      21,692      32,280
Asset charges payable ..............................           192         190         121          51
                                                        ----------  ----------  ----------    --------
Total liabilities ..................................        16,237      28,254      21,813      32,331
                                                        ----------  ----------  ----------    --------
                                                        $1,738,288  $1,674,400  $1,087,316    $420,121
                                                        ----------  ----------  ----------    --------
NET ASSETS:
 Accumulation units ................................    $1,593,802  $1,674,400  $1,057,362    $416,461
 Contracts in payout (annuitization) period ........       144,486          --      29,954       3,660
                                                        ----------  ----------  ----------    --------
 Total net assets ..................................    $1,738,288  $1,674,400  $1,087,316    $420,121
                                                        ----------  ----------  ----------    --------
 Units outstanding .................................       136,718     179,596      96,376      32,255
                                                        ----------  ----------  ----------    --------
 Unit value (accumulation) .........................    $    12.71  $     9.32  $    11.28    $  13.02
                                                        ==========  ==========  ==========    ========

                                                                    LARGE CAP                LARGE CAP
                                                       HIGH YIELD  AGGRESSIVE   SMALL CAP      VALUE
                                                          BOND       GROWTH       VALUE         CORE
                                                       SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                       ----------  -----------  ----------  ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ....    $734,229    $192,578    $4,068,481     $46,271
Receivable from portfolio/JHLICO ...................       1,111          22        69,612           5
                                                        --------    --------    ----------    --------
Total assets .......................................     735,340     192,600     4,138,093      46,276
LIABILITIES
Payable to portfolio/JHLICO: .......................       1,030          --        69,132          --
Asset charges payable ..............................          81          22           480           5
                                                        --------    --------    ----------    --------
Total liabilities ..................................       1,111          22        69,612           5
                                                        --------    --------    ----------    --------
                                                        $734,229    $192,578    $4,068,481     $46,271
                                                        --------    --------    ----------    --------
NET ASSETS:
 Accumulation units ................................    $734,229    $192,578    $4,068,481      46,271
 Contracts in payout (annuitization) period ........          --          --            --          --
                                                        --------    --------    ----------    --------
 Total net assets ..................................    $734,229    $192,578    $4,068,481     $46,271
                                                        --------    --------    ----------    --------
 Units outstanding .................................      80,739      29,272       304,183       4,675
                                                        --------    --------    ----------    --------
 Unit value (accumulation) .........................    $   9.09    $   6.58    $    13.38     $  9.90
                                                        ========    ========    ==========    ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                               DECEMBER 31, 2001

                                                            INTERNATIONAL   FUNDAMENTAL   LARGE/MID
                                                               EQUITY         GROWTH      CAP VALUE
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                            -------------   -----------  ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..........    $104,285       $415,925     $4,382,379
Receivable from portfolio/JHLICO .........................          12             49         74,222
                                                              --------       --------     ----------
Total assets .............................................     104,297        415,974      4,456,601
LIABILITIES
Payable to portfolio/JHLICO ..............................          --             --         73,715
Asset charges payable ....................................          12             49            507
                                                              --------       --------     ----------
Total liabilities.........................................          12             49         74,222
                                                              --------       --------     ----------
 .........................................................    $104,285       $415,925     $4,382,379
                                                              --------       --------     ----------
NET ASSETS:
 Accumulation units ......................................    $104,285       $415,925     $4,327,917
 Contracts in payout (annuitization) period ..............          --             --         54,462
                                                              --------       --------     ----------
 Total net assets ........................................    $104,285       $415,925     $4,382,379
                                                              --------       --------     ----------
 Units outstanding .......................................      15,749         69,312        426,959
                                                              --------       --------     ----------
 Unit value (accumulation) ...............................    $   6.62       $   6.00     $    10.26
                                                              ========       ========     ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001

                                                          LARGE CAP                   INTERNATIONAL     SMALL CAP
                                                           GROWTH       ACTIVE BOND    EQUITY INDEX       GROWTH
                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                         ----------     -----------   -------------     ----------
Investment income:
Income:
 Dividends ..........................................    $    259,680   $ 11,100,262    $    526,387    $         --
                                                         ------------   ------------    ------------    ------------
Total investment income .............................         259,680     11,100,262         526,387              --
Expenses:
 Mortality and expense risks ........................       2,379,344      2,086,306         435,839         226,681
                                                         ------------   ------------    ------------    ------------
Net investment income(loss)..........................      (2,119,664)     9,013,956          90,548        (226,681)
Realized gains (losses) on investments:
 Realized loss on sale of
   portfolio shares .................................      (3,256,391)    (2,462,253)     (2,632,848)    (11,920,835)
 Realized gain distributions.........................              --             --           4,704              --
                                                         ------------   ------------    ------------    ------------
Realized losses .....................................      (3,256,391)    (2,462,253)     (2,628,144)    (11,920,835)
Change in unrealized appreciation
 (depreciation) during the period....................     (38,433,480)     5,142,185      (5,614,777)      8,147,855
                                                         ------------   ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations ....................................    $(43,809,535)  $ 11,693,888    $ (8,152,373)   $ (3,999,661)
                                                         ============   ============    ============    ============


                                                           GLOBAL         MID CAP      LARGE CAP      MONEY
                                                          BALANCED        GROWTH         VALUE        MARKET
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                         ----------    ------------   ----------  ------------
Investment income:
Income:
 Dividends ..........................................    $    7,838    $         --  $   153,516  $  2,418,582
                                                         ----------    ------------  -----------  ------------
Total investment income .............................         7,838              --      153,516     2,418,582
Expenses:
 Mortality and expense risks ........................         8,335         412,762      138,484       791,131
                                                         ----------    ------------  -----------  ------------
Net investment income(loss) .........................          (497)       (412,762)      15,032     1,627,451
Realized gains (losses) on investments:
 Realized gain (loss) on sale of
   portfolio shares .................................      (113,127)    (35,275,878)     566,806            --
 Realized gain distributions ........................            --              --       94,383            --
                                                         ----------    ------------  -----------  ------------
Realized gains (losses) .............................      (113,127)    (35,275,878)     661,189
Change in unrealized appreciation
 (depreciation) during the period ...................        59,698      17,631,080      791,934)           --
                                                         ----------    ------------  -----------  ------------
Net increase (decrease) in net assets resulting
 from operations ....................................    $  (53,926)   $(18,057,560) $   115,713) $  1,627,451
                                                         ==========    ============  ===========  ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                          YEAR ENDED DECEMBER 31, 2001


                                                   SMALL/MID    REAL ESTATE     GROWTH &
                                                  CAP GROWTH      EQUITY         INCOME        MANAGED
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------  ------------  ------------   ------------
Investment income:
Income:
 Dividends ......................................  $        --   $  1,687,795  $   2,558,612  $  16,690,315
                                                   -----------   ------------  -------------  -------------
Total investment income .........................           --      1,687,795      2,558,612     16,690,315
Expenses:
 Mortality and expense risks.....................      213,752        583,762      6,120,733     11,028,304
                                                   -----------   ------------  -------------  -------------
Net investment income(loss)......................     (213,752)     1,104,033     (3,562,121)     5,662,011
Realized gains(losses) on investments:
 Realized gain (loss)on sale of
  portfolio shares...............................   (1,892,567)     2,821,368     (7,477,306)     6,085,098
 Realized gain distributions.....................           --      1,052,959           --        2,937,832
                                                   -----------   ------------  -------------  -------------
Realized gains(losses)...........................   (1,892,567)     3,874,327     (7,477,306)     9,022,930
Change in unrealized appreciation
 (depreciation) during the period................    1,939,351     (3,487,332)  (103,017,939)   (57,145,411)
                                                   -----------   ------------  -------------  -------------
Net increase (decrease)in net assets resulting
 from operations ................................  $  (166,968)  $  1,491,028  $(114,057,366) $ (42,460,470)
                                                   ===========   ============  =============  =============


                                                       SHORT-TERM   SMALL CAP   INTERNATIONAL
                                                          BOND       EQUITY     OPPORTUNITIES  EQUITY INDEX
                                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       ----------   ----------  -------------  -------------
Investment income:
Income:
 Dividends ......................................      $   266,564  $     1,372  $     32,140   $    238,755
                                                       -----------  -----------  ------------   ------------
Total investment income .........................          266,564        1,372        32,140        238,755
Expenses:
 Mortality and expense risks ....................           69,058       49,812        55,997        284,847
                                                       -----------  -----------  ------------  -------------
Net investment income(loss) .....................          197,506      (48,440)      (23,857)       (46,092)
Realized gains (losses)on investments:
 Realized gain (loss) on sale of
  portfolio shares ..............................           83,602     (877,301)   (1,251,797)    (2,018,549)
 Realized gain distributions.....................               --           --            --        418,832
                                                       -----------  -----------  ------------  -------------
Realized gains (losses) .........................           83,602     (877,301)   (1,251,797)    (1,599,717)
Change in unrealized appreciation
 (depreciation) during the period................           47,415      596,166        25,007     (1,950,432)
                                                       -----------  -----------  ------------   ------------
Net increase (decrease) in net assets resulting
 from operations ................................      $   328,523  $  (329,575) $ (1,250,647)  $ (3,596,241)
                                                       ===========  ===========  ============   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                          YEAR ENDED DECEMBER 31, 2001


                                                                       EMERGING                 SMALL/MID
                                                      GLOBAL BOND      MARKETS     BOND INDEX    CAP CORE
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                      ------------   -----------   ----------   ----------
Investment income:
Income:
 Dividends ........................................   $    82,717    $     5,084   $   62,094   $     4,400
                                                      -----------    -----------   ----------   -----------
Total investment income ...........................        82,717          5,084       62,094         4,400
Expenses:
 Mortality and expense risks ......................        35,338         36,889       14,231        12,044
                                                      -----------    -----------   ----------   -----------
Net investment income(loss)........................        47,379        (31,805)      47,863        (7,644)
Realized gains (losses)on investments:
 Realized gain (loss) on sale of
  portfolio shares ................................      (110,221)    (2,375,454)      27,899       (82,560)
 Realized gain distributions.......................            --             --        1,830            --
                                                      -----------    -----------   ----------   -----------
Realized gains (losses) ...........................      (110,221)    (2,375,454)      29,729       (82,560)
Change in unrealized appreciation(depreciation)
 during the period ................................       (33,706)     2,114,761      (24,893)       70,454
                                                      -----------    -----------   ----------   -----------
Net increase (decrease)in net assets resulting
 from operations ..................................   $   (96,548)   $  (292,498)  $   52,699   $   (19,750)
                                                      ===========    ===========   ==========   ===========

                                                                        LARGE CAP
                                                           HIGH YIELD   AGGRESSIVE    SMALL CAP   LARGE CAP
                                                              BOND        GROWTH        VALUE     VALUE CORE
                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                           ----------   ----------   ----------  -----------
Investment income:
Income:
 Dividends ........................................        $  109,512   $       --   $   27,352  $       299
                                                           ----------   ----------   ----------  -----------
Total investment income ...........................           109,512           --       27,352          299
Expenses:
 Mortality and expense risks.......................            16,636        3,694       51,589          422
                                                           ----------   ----------   ----------  -----------
Net investment income(loss)........................            92,876       (3,694)     (24,237)        (123)
Realized gains (losses)on investments:
 Realized gain (loss) on sale of
  portfolio shares ................................          (136,094)     (99,676)      84,933          285
 Realized gain distributions.......................                --           --       22,998           --
                                                           ----------   ----------   ----------  -----------
Realized gains (losses) ...........................          (136,094)     (99,676)     107,931          285
Change in unrealized appreciation(depreciation)
 during the period.................................           (29,600)      51,939      409,880        2,706
                                                           ----------   ----------   ----------  -----------
Net increase (decrease)in net assets resulting
 from operations ..................................        $  (72,818)  $  (51,431)  $  493,574  $     2,868
                                                           ==========   ==========   ==========  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                          YEAR ENDED DECEMBER 31, 2001


                                                                    INTERNATIONAL  FUNDAMENTAL    LARGE/MID
                                                                       EQUITY         GROWTH      CAP VALUE
                                                                     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                    ------------   ------------  -----------
Investment income:
Income:
 Dividends .................................................        $       427     $        --  $     5,160
                                                                    -----------     -----------  -----------
Total investment income ....................................                427              --        5,160
Expenses:
 Mortality and expense risks ...............................              1,081          30,000        8,822
                                                                    -----------     -----------  -----------
Net investment loss ........................................               (654)        (30,000)      (3,662)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .................            (13,865)     (2,709,366)     (17,792)
 Realized gain distributions ...............................                 --              --           --
                                                                    -----------     -----------  -----------
Realized losses ............................................            (13,865)     (2,709,366)     (17,792)
Change in unrealized appreciation (depreciation) during
 the period ..........................                                   (5,822)      1,136,170       15,780
                                                                    -----------     -----------  -----------
Net decrease in net assets resulting
 from operations ...........................................        $   (20,341)    $(1,603,196) $    (5,674)
                                                                    ===========     ===========  ===========

 See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,

                                                             LARGE CAP GROWTH                  ACTIVE BOND
                                                                SUBACCOUNT                     SUBACCOUNT
                                                      ------------------------------  -----------------------------
                                                           2001            2000            2001           2000
                                                      --------------  --------------  --------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .....................   $  (2,119,664)  $  35,428,664   $   9,013,956   $ 11,068,664
 Realized gains (losses) ..........................      (3,256,391)     26,364,178      (2,462,253)    (4,986,663
 Change in unrealized appreciation
  (depreciation) during the period ................     (38,433,480)   (121,381,992)      5,142,185     12,157,576
                                                      -------------   -------------   -------------   ------------
Net increase (decrease) in net assets resulting
 from operations ..................................     (43,809,535)    (59,589,150)     11,693,888     18,239,577
Contract transactions:
 Net payments received
  from contract owners ............................       1,406,783      38,964,050       1,209,483      6,763,036
 Net transfers for contract benefits and
  terminations ....................................     (74,156,696)    (83,034,603)    (72,529,586)   (53,118,294
 Net transfers between subaccounts ................     (12,383,845)             --       6,076,124             --
                                                      -------------   -------------   -------------   ------------
Net decrease in net assets resulting from
 contract transactions ............................     (85,133,758)    (44,070,553)    (65,243,979)   (46,355,258
                                                      -------------   -------------   -------------   ------------
Total decrease in net assets ......................    (128,943,293)   (103,659,703)    (53,550,091)   (28,115,681
Net assets at beginning of period .................     248,770,485     352,430,188     205,498,184    233,613,865
                                                      -------------   -------------   -------------   ------------
Net assets at end of period .......................   $ 119,827,192   $ 248,770,485   $ 151,948,093   $205,498,184
                                                      =============   =============   =============   ============

                                                        INTERNATIONAL EQUITY INDEX           SMALL CAP GROWTH
                                                                SUBACCOUNT                      SUBACCOUNT
                                                      ------------------------------  -----------------------------
                                                           2001            2000            2001           2000
                                                      --------------  --------------  --------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .....................   $      90,548   $   1,623,993   $    (226,681)  $  2,197,757
 Realized gains (losses) ..........................      (2,628,144)      1,147,826     (11,920,835)     5,922,950
 Change in unrealized appreciation
  (depreciation) during the period ................      (5,614,777)    (13,628,035)      8,147,855    (19,398,417)
                                                      -------------   -------------   -------------   ------------
Net decrease in net assets resulting
 from operations ..................................      (8,152,373)    (10,856,216)     (3,999,661)   (11,277,710)
Contract transactions:
 Net payments received
  from contract owners ............................         466,638       3,864,573         151,413     43,625,881
 Net transfers for contract benefits and
  terminations ....................................     (13,486,585)    (11,258,951)    (10,903,641)   (26,619,276)
 Net transfers between subaccounts ................      (1,902,369)             --      (1,977,141)            --
                                                      -------------   -------------   -------------   ------------
Net increase (decrease) in net assets resulting
 from contract transactions .......................     (14,922,316)     (7,394,378)    (12,729,369)    17,006,605
                                                      -------------   -------------   -------------   ------------
Total increase (decrease) in net assets ...........     (23,074,689)    (18,250,594)    (16,729,030)     5,728,895
Net assets at beginning of period. ................      43,991,205      62,241,799      27,277,496     21,548,601
                                                      -------------   -------------   -------------   ------------
Net assets at end of period .......................   $  20,916,516   $  43,991,205   $  10,548,466   $ 27,277,496
                                                      =============   =============   =============   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                            YEARS ENDED DECEMBER 31,

                                                                 GLOBAL BALANCED                MID CAP GROWTH
                                                                   SUBACCOUNT                     SUBACCOUNT
                                                            -------------------------   -------------------------------
                                                               2001          2000           2001              2000
                                                            ------------  -----------   -------------  ----------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................   $      (497)  $    30,282   $   (412,762)   $    7,717,454
 Realized gains (losses) ................................      (113,127)      (24,266)   (35,275,878)        9,435,897
 Change in unrealized appreciation
  (depreciation) during the period ......................        59,698      (120,635)    17,631,080       (56,563,675)
                                                            -----------   -----------   ------------    --------------
Net decrease in net assets resulting from
 operations .............................................       (53,926)     (114,619)   (18,057,560)      (39,410,324)
Contract transactions:
 Net payments received from contract owners .............         3,570       135,204        242,879        83,752,973
 Net transfers for contract benefits
  and terminations ......................................      (432,693)     (504,731)   (14,460,675)      (54,115,552)
 Net transfers between subaccounts ......................        51,078            --     (4,485,208)               --
                                                            -----------   -----------   ------------    --------------
Net increase (decrease) in net assets resulting from
 contract transactions ..................................      (378,045)     (369,527)   (18,703,004)       29,637,421
                                                            -----------   -----------   ------------    --------------
Total decrease in net assets ............................      (431,971)     (484,146)   (36,760,564)       (9,772,903)
Net assets at beginning of period .......................       840,566     1,324,712     53,567,792        63,340,695
                                                            -----------   -----------   ------------    --------------
Net assets at end of period .............................   $   408,595   $   840,566   $ 16,807,228    $   53,567,792
                                                            ===========   ===========   ============    ==============

                                                                 LARGE CAP VALUE                MONEY MARKET
                                                                   SUBACCOUNT                    SUBACCOUNT
                                                            -------------------------   -----------------------------
                                                               2001          2000           2001            2000
                                                            ------------  ------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................   $    15,032   $   474,725   $  1,627,451    $   3,397,772
 Realized gains (losses) ................................       661,189      (974,459)            --               --
 Change in unrealized appreciation
  (depreciation) during the period ......................      (791,934)    1,543,162             --               --
                                                            -----------   -----------   ------------    -------------
Net increase (decrease) in net
 assets resulting from operations .......................      (115,713)    1,043,428      1,627,451        3,397,772
Contract transactions:
 Net payments received from contract owners .............       136,144     7,555,877      1,316,635       70,600,650
 Net transfers for contract benefits
  and terminations ......................................    (7,576,018)   (7,133,886)   (49,405,380)    (106,420,233)
 Net transfers between subaccounts ......................     3,260,858            --     32,513,116               --
                                                            -----------   -----------   ------------    -------------
Net increase (decrease) in net assets resulting
 from contract transactions .............................    (4,179,016)      421,991    (15,575,629)     (35,819,583)
                                                            -----------   -----------   ------------    -------------
Total increase (decrease) in net assets .................    (4,294,729)    1,465,419    (13,948,178)     (32,421,811)
Net assets at beginning of period........................    11,099,821     9,634,402     63,364,349       95,786,160
                                                            -----------   -----------   ------------    -------------
Net assets at end of period .............................   $ 6,805,092   $11,099,821   $ 49,416,171    $  63,364,349
                                                            ===========   ===========   ============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                            YEARS ENDED DECEMBER 31,

                                                          SMALL/MID-CAP GROWTH               REAL ESTATE EQUITY
                                                               SUBACCOUNT                        SUBACCOUNT
                                                    --------------------------------  ---------------------------------
                                                         2001             2000             2001              2000
                                                    ---------------  ---------------  ---------------   ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ...................   $     (213,752)  $    1,767,482   $    1,104,033    $    4,001,994
 Realized gains (losses) ........................       (1,892,567)        (273,245)       3,874,327           553,877
 Change in unrealized appreciation
  (depreciation) during the period ..............        1,939,351          118,225       (3,487,332)        7,855,678
                                                    --------------   --------------   --------------    --------------
Net increase (decrease) in net assets
 resulting from operations ......................         (166,968)       1,612,462        1,491,028        12,411,549
Contract transactions:
 Net payments received
  from contract owners ..........................           84,499        1,958,947          297,537         3,261,325
 Net transfers for contract benefits and
 terminations ...................................       (7,599,964)      (6,230,483)     (17,460,445)      (12,483,736)
 Net transfers between subaccounts ..............         (419,828)              --          (36,717)               --
                                                    --------------   --------------   --------------    --------------
Net decrease in net assets resulting from
 contract transactions ..........................       (7,935,293)      (4,271,536)     (17,199,625)       (9,222,411)
                                                    --------------   --------------   --------------    --------------
Total increase (decrease) in net assets .........       (8,102,261)      (2,659,074)     (15,708,597)        3,189,138
Net assets at beginning of period ...............       19,950,126       22,609,200       49,936,561        46,747,423
                                                    --------------   --------------   --------------    --------------
Net assets at end of period .....................   $   11,847,865   $   19,950,126   $   34,227,964    $   49,936,561
                                                    ==============   ==============   ==============    ==============

                                                            GROWTH & INCOME                        MANAGED
                                                               SUBACCOUNT                        SUBACCOUNT
                                                    --------------------------------  ---------------------------------
                                                         2001             2000             2001              2000
                                                    ---------------  ---------------  ---------------   ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ...................   $   (3,562,121)  $  130,058,467   $    5,662,011    $   98,517,251
 Realized gains (losses) ........................       (7,477,306)      62,135,108        9,022,930        37,571,830
 Change in unrealized depreciation
  during the period .............................     (103,017,939)    (322,959,562)     (57,145,411)     (152,161,290)
                                                    --------------   --------------   --------------    --------------
Net decrease in net assets resulting
 from operations ................................     (114,057,366)    (130,765,987)     (42,460,470)      (16,072,209)
Contract transactions:
 Net payments received
  from contract owners ..........................        2,847,763       23,632,910        4,333,685        20,057,145
 Net transfers for contract benefits
  and terminations ..............................     (206,390,008)    (178,972,386)    (437,894,398)     (258,901,161)
 Net transfers between subaccounts ..............      (21,083,615)              --      (15,652,289)               --
                                                    --------------   --------------   --------------    --------------
Net decrease in net assets resulting from
 contract transactions ..........................     (224,625,860)    (155,339,476)    (449,213,002)     (238,844,016)
                                                    --------------   --------------   --------------    --------------
Total decrease in net assets ....................     (338,683,226)    (286,105,463)    (491,673,472)     (254,916,225)
Net assets at beginning of period ...............      751,991,540    1,038,097,003    1,029,522,822     1,284,439,047
                                                    --------------   --------------   --------------    --------------
Net assets at end of period .....................   $  413,308,314   $  751,991,540   $  537,849,350    $1,029,522,822
                                                    ==============   ==============   ==============    ==============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                            YEARS ENDED DECEMBER 31,

                                                                                 SHORT-TERM BOND              SMALL CAP EQUITY
                                                                                   SUBACCOUNT                    SUBACCOUNT
                                                                           ---------------------------   ---------------------------
                                                                               2001           2000           2001            2000
                                                                           ------------   ------------   -----------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  ...........................................  $   197,506    $   357,658   $   (48,440)   $   281,244
 Realized gains (losses) .................................................       83,602       (209,010)     (877,301)      (443,290)
 Change in unrealized appreciation (depreciation) during the period.......       47,415        298,900       596,166       (349,962)
                                                                            -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations ..........      328,523        447,548      (329,575)      (512,008)
Contract transactions:
 Net payments received from contract owners ..............................       44,836      1,151,059        39,074      1,579,511
 Net transfers for contract benefits and terminations ....................   (3,909,581)    (5,580,437)   (2,121,956)    (2,728,686)
 Net transfers between subaccounts .......................................    1,898,880             --       395,028             --
                                                                            -----------    -----------   -----------    -----------
Net decrease in net assets resulting from contract transactions ..........   (1,965,865)    (4,429,378)   (1,687,854)    (1,149,175)
                                                                            -----------    -----------   -----------    -----------
Total decrease in net assets .............................................   (1,637,342)    (3,981,830)   (2,017,429)    (1,661,183)
Net assets at beginning of period ........................................    5,448,171      9,430,001     4,296,442      5,957,625
                                                                            -----------    -----------   -----------    -----------
Net assets at end of period ..............................................  $ 3,810,829    $ 5,448,171   $ 2,279,013    $ 4,296,442
                                                                            ===========    ===========   ===========    ===========


                                                                                  INTERNATIONAL
                                                                                  OPPORTUNITIES                EQUITY INDEX
                                                                                    SUBACCOUNT                  SUBACCOUNT
                                                                           --------------------------  -----------------------------
                                                                               2001          2000           2001            2000
                                                                           ------------  ------------  -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  .........................................   $    (23,857)  $    286,821  $    (46,092)  $  1,094,796
 Realized gains (losses)  ..............................................     (1,251,797)       271,265    (1,599,717)     2,740,901
 Change in unrealized appreciation (depreciation) during the period ....         25,007     (1,815,784)   (1,950,432)    (7,551,309)
                                                                           ------------   ------------  ------------   ------------
Net increase (decrease) in net assets resulting from operations ........     (1,250,647)    (1,257,698)   (3,596,241)    (3,715,612)
Contract transactions:
 Net payments received from contract owners ............................         68,285      4,884,902       886,154     13,487,080
 Net transfers for contract benefits and terminations ..................     (2,785,093)    (2,243,314)  (13,671,320)   (17,106,435)
 Net transfers between subaccounts .....................................       (610,682)            --      (906,765)            --
                                                                           ------------   ------------  ------------   ------------
Net increase (decrease) in net assets resulting from contract
  transactions .........................................................     (3,327,490)     2,641,588   (13,691,931)    (3,619,355)
                                                                           ------------   ------------  ------------   ------------
Total increase (decrease) in net assets ................................     (4,578,137)     1,383,890   (17,288,172)    (7,334,967)
Net assets at beginning of period ......................................      6,663,330      5,279,440    29,848,917     37,183,884
                                                                           ------------   ------------  ------------   ------------
Net assets at end of period ............................................   $  2,085,193   $  6,663,330  $ 12,560,745   $ 29,848,917
                                                                           ============   ============  ============   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                            YEARS ENDED DECEMBER 31,

                                                                                GLOBAL BOND                    EMERGING MARKETS
                                                                                 SUBACCOUNT                      SUBACCOUNT
                                                                        ---------------------------    -----------------------------
                                                                            2001           2000            2001            2000
                                                                        ------------   ------------    ------------   --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)  .......................................  $     47,379   $    175,655    $    (31,805)   $    235,510
 Realized gains (losses)  ............................................      (110,221)      (116,018)     (2,375,454)        354,286
 Change in unrealized appreciation (depreciation) during the
       period ........................................................       (33,706)       307,529       2,114,761      (3,500,673)
                                                                        ------------   ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ......       (96,548)       367,166        (292,498)     (2,910,877)
Contract transactions:
 Net payments received from contract owners ..........................        91,246        475,322          27,549      10,071,013
 Net transfers for contract benefits and terminations ................    (1,885,552)    (1,533,118)     (1,496,297)     (6,892,125)
 Net transfers between subaccounts ...................................       (30,332)            --        (145,753)             --
                                                                        ------------   ------------    ------------    ------------
 Net increase (decrease) in net assets resulting from contract
       transactions ..................................................    (1,824,638)    (1,057,796)     (1,614,501)      3,178,888
                                                                        ------------   ------------    ------------    ------------
Total increase (decrease) in net assets ..............................    (1,921,186)      (690,630)     (1,906,999)        268,011
Net assets at beginning of period ....................................     3,659,474      4,350,104       3,581,399       3,313,388
                                                                        ------------   ------------    ------------    ------------
Net assets at end of period ..........................................  $  1,738,288   $  3,659,474    $  1,674,400    $  3,581,399
                                                                        ============   ============    ============    ============


                                                                                 BOND INDEX                SMALL/MID CAP CORE
                                                                                 SUBACCOUNT                    SUBACCOUNT
                                                                           -------------------------   ----------------------------
                                                                               2001          2000          2001           2000
                                                                           ------------  -----------   ------------   -------------
Increase (decrease) in net assets from  operations:
 Net investment income (loss)  ...........................................  $    47,863  $    73,838    $    (7,644)   $    43,651
 Realized gains (losses)  ................................................       29,729      (33,496)       (82,560)        15,225
 Change in unrealized appreciation (depreciation) during the period ......      (24,893)      25,239         70,454        (59,728)
                                                                            -----------  -----------    -----------    -----------
Net increase (decrease) in net assets resulting from operations ..........       52,699       65,581        (19,750)          (852)
Contract transactions:
 Net payments received from contract owners ..............................       38,905    7,916,310         66,345      1,656,444
 Net transfers for contract benefits and terminations ....................   (1,069,034)  (7,727,524)    (1,058,162)      (396,801)
 Net transfers between subaccounts .......................................    1,515,265           --         36,751             --
                                                                            -----------  -----------    -----------    -----------
Net increase (decrease) in net assets resulting from contract
    transactions .........................................................      485,136      188,786       (955,066)     1,259,643
                                                                            -----------  -----------    -----------    -----------
Total increase (decrease) in net assets ..................................      537,835      254,367       (974,816)     1,258,791
Net assets at beginning of period ........................................      549,481      295,114      1,394,937        136,146
                                                                            -----------  -----------    -----------    -----------
Net assets at end of period ..............................................  $ 1,087,316  $   549,481    $   420,121    $ 1,394,937
                                                                            ===========  ===========    ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                  LARGE CAP
                                                                     HIGH YIELD BOND          AGGRESSIVE GROWTH
                                                                        SUBACCOUNT                SUBACCOUNT
                                                                 ------------------------   ----------------------
                                                                    2001          2000        2001         2000*
                                                                 -----------   ----------   ----------   ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................  $    92,876   $   42,410   $  (3,694)   $   3,349
 Realized losses ..............................................     (136,094)     (61,248)    (99,676)     (12,633)
 Change in unrealized appreciation (depreciation)
  during the period . .........................................      (29,600)     (45,245)     51,939      (42,636)
                                                                 -----------   ----------   ---------    ---------
Net decrease in net assets resulting from operations...........      (72,818)     (64,083)    (51,431)     (51,920)
Contract transactions:
 Net payments received from contract owners ...................       28,607      826,620      17,271      408,945
 Net transfers for contract benefits and terminations .........     (943,177)     830,896)   (169,227)    (102,597)
 Net transfers between subaccounts ............................    1,201,950           --     141,537           --
                                                                 -----------   ----------   ---------    ---------
Net increase (decrease) in net assets resulting from
 contract transactions ........................................      287,380       (4,276)    (10,419)     306,348
                                                                 -----------   ----------   ---------    ---------
Total increase decrease) in net assets ........................      214,562      (68,359)    (61,850)     254,428
Net assets at beginning of period. ............................      519,667      588,026     254,428           --
                                                                 -----------   ----------   ---------    ---------
Net assets at end of period ..................................   $   734,229   $  519,667   $ 192,578    $ 254,428
                                                                 ===========   ==========   =========    =========


                                                                      SMALL CAP VALUE        LARGE CAP VALUE CORE
                                                                         SUBACCOUNT               SUBACCOUNT
                                                                  -----------------------   ----------------------
                                                                     2001         2000*        2001        2000*
                                                                  ----------   ----------   ---------    ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................  $   (24,237)  $  290,131   $    (123)   $      59
 Realized gains (losses) ......................................      107,931        6,379         285           --
 Change in unrealized appreciation (depreciation)
  during the period ...........................................      409,880     (149,565)      2,706          149
                                                                 -----------   ----------   ---------    ---------
Net increase (decrease) in net assets resulting
 from operations ..............................................      493,574      146,945       2,868          208
Contract transactions:
 Net payments received from contractowners ....................       10,173    2,223,863       2,630        4,855
 Net transfers for contract benefits and terminations .........   (2,612,233)    (121,860)    (54,992)       1,271
 Net transfers between subaccounts                                 3,928,019           --      89,431           --
                                                                 -----------   ----------   ---------    ---------
Net increase in net assets resulting from contract
 transactions .................................................    1,325,959    2,102,003      37,069        6,126
                                                                 -----------   ----------   ---------    ---------
Total increase in net assets ..................................    1,819,533    2,248,948      39,937        6,334
Net assets at beginning of period .............................    2,248,948           --       6,334           --
                                                                 -----------   ----------   ---------    ---------
Net assets at end of period ...................................  $ 4,068,481   $2,248,948   $  46,271    $   6,334
                                                                 ===========   ==========   =========    =========

________
* From May 1, 2000 (commencement of operations)

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                    INTERNATIONAL EQUITY       FUNDAMENTAL GROWTH
                                                                         SUBACCOUNT                SUBACCOUNT
                                                                    --------------------   --------------------------
                                                                      2001       2000*        2001           2000*
                                                                    --------    --------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...................................   $   (654)   $ 1,087    $   (30,000)   $   395,232
 Realized gains (losses). .......................................    (13,865)       (25)    (2,709,366)       638,244
 Change in unrealized appreciation (depreciation)
  during the period .............................................     (5,822)    (3,587)     1,136,170     (1,246,064)
                                                                    --------    -------    -----------    -----------
Net decrease in net assets resulting from operations ............    (20,341)    (2,525)    (1,603,196)      (212,588)
Contract transactions:
 Net payments received from contract owners .....................        107     38,273          9,042      9,819,480
 Net transfers for contract benefits and terminations ...........    (31,230)        --       (407,452)    (5,353,854)
 Net transfers between subaccounts ..............................    120,001         --     (1,835,507)            --
                                                                    --------    -------    -----------    -----------
Net increase (decrease) in net assets resulting from
 contract transactions ..........................................     88,878     38,273     (2,233,917)     4,465,626
                                                                    --------    -------    -----------    -----------
Total increase (decrease) in net assets .........................     68,537     35,748     (3,837,113)     4,253,038
Net assets at beginning of period ...............................     35,748         --      4,253,038             --
                                                                    --------    -------    -----------    -----------
Net assets at end of period .....................................   $104,285    $35,748    $   415,925    $ 4,253,038
                                                                    ========    =======    ===========    ===========


                                                                                               LARGE/MID CAP VALUE
                                                                                                   SUBACCOUNT
                                                                                           --------------------------
                                                                                              2001         2000*
                                                                                           -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................................................   $    (3,662)   $     1,751
 Realized gains (losses) ...............................................................       (17,792)           870
 Change in unrealized appreciation (depreciation) during the period ....................        15,780          6,947
                                                                                           -----------    -----------
Net increase (decrease) in net assets resulting from operations ........................        (5,674)         9,568
Contract transactions:
 Net payments received from contract owners ............................................        72,552        153,924
 Net transfers for contract benefits and terminations ..................................    (3,917,796)        (1,021)
 Net transfers between subaccounts .....................................................     8,070,826             --
                                                                                           -----------    -----------
Net increase in net assets resulting from contract transactions ........................     4,225,582        152,903
                                                                                           -----------    -----------
Total increase in net assets ...........................................................     4,219,908        162,471
Net assets at beginning of period ......................................................       162,471             --
                                                                                           -----------    -----------
Net assets at end of period ............................................................   $ 4,382,379    $   162,471
                                                                                           ===========    ===========

_________
* From May 1, 2000 (commencement of operations)

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. ORGANIZATION

John Hancock Variable Annuity Account U (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Accomodator Class 1, Independence Class 3 and Immediate Annuity #4 Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust). New subaccounts may be added as new Funds are added to the Trust, or as other investment options are developed, and made available to contractowners. The twenty-seven Funds of the Trust, which are currently available, are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth and Income, Managed, Short Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets, Bond Index, Small/Mid Cap CORE, High Yield Bond, Large Cap Aggressive Growth, Small Cap Value (formerly Small/Mid Cap Value), Large Cap Value CORE, International Equity, Fundamental Growth and Large/Mid Cap Value Portfolios. Each portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by John Hancock Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by John Hancock Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate of 1.00%, 1.40% and 0.85% of net assets of the Accomodator Class #1, Independence Class #3 and Immediate Annuity #4 Contracts, respectively.

JHLICO makes certain other deductions from contractowner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contractowner transactions.

POLICY LOANS

Contract loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for Contract loan administration determined at an annual rate of .75% of the aggregate amount of Contractholder indebtedness) and compounded daily. At December 31, 2001, there were no outstanding Contract loans.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Life Insurance Company for the benefit of contractowners.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4. NEW AUDIT GUIDE

Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised. Certain disclosures in the financial statements of the Account have changes as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 has not been restated.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

5. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trust at December 31, 2001 were as follows:

                                         SHARES
SUBACCOUNT                               OWNED         COST          VALUE
------------------------------------------------------------------------------
Large Cap Growth ...................    7,709,499  $181,355,280   $119,827,192
Active Bond ........................   15,904,889   154,597,467    151,948,093
International Equity Index .........    1,732,375    28,145,557     20,916,516
Small Cap Growth ...................      896,004    16,369,424     10,548,466
Global Balanced ....................       47,693       469,180        408,596
Mid Cap Growth .....................    1,708,185    36,329,471     16,807,228
Large Cap Value ....................      480,777     6,773,401      6,805,093
Money Market .......................   49,416,171    49,416,171     49,416,171
Small/Mid-Cap Growth ...............      840,795    12,179,486     11,847,865
Real Estate Equity .................    2,526,639    35,381,320     34,227,964
Growth & Income ....................   34,638,165   575,619,478    413,308,314
Managed ............................   41,118,668   598,837,911    537,849,351
Short-Term Bond ....................      376,893     3,739,244      3,810,829
Small Cap Equity ...................      259,238     2,539,198      2,279,013
International Opportunities ........      224,175     2,833,018      2,085,193
Equity Index .......................      845,787    16,125,782     12,560,745
Global Bond ........................      178,508     1,814,631      1,738,289
Emerging Markets ...................      260,065     2,445,757      1,674,400
Bond Index .........................      109,969     1,098,129      1,087,316
Small/Mid Cap CORE .................       42,798       409,651        420,122
High Yield Bond ....................      107,501       808,130        734,229
Large Cap Aggressive Growth ........       23,723       183,275        192,578
Small Cap Value ....................      295,661     3,808,166      4,068,481
Large Cap Value CORE ...............        4,705        43,416         46,271
International Equity ...............       13,811       113,694        104,285
Fundamental Mid Cap Growth .........       49,031       525,819        415,925
Large/Mid Cap Value ................      410,971     4,359,652      4,382,379

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

5. DETAILS OF INVESTMENTS (CONTINUED)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trust during 2001 were as follows:

SUBACCOUNTING                                        PURCHASES       SALES
------------------------------------------------------------------------------
Large Cap Growth ................................   $   416,264   $ 87,669,686
Active Bond .....................................    12,397,870     68,627,893
International Equity Index ......................       934,888     15,761,952
Small Cap Growth ................................     1,271,053     14,227,103
Global Balanced .................................        99,833        478,374
Mid Cap Growth ..................................     3,259,497     22,375,263
Large Cap Value .................................     3,768,270      7,837,870
Money Market ....................................    33,087,390     47,035,568
Small/Mid-Cap Growth ............................       517,396      8,666,441
Real Estate Equity ..............................     3,388,640     18,431,273
Growth & Income .................................     2,558,612    230,746,593
Managed .........................................    19,628,148    460,241,306
Short-Term Bond .................................     2,101,914      3,870,273
Small Cap Equity ................................     1,503,959      3,240,253
International Opportunities .....................       196,700      3,548,047
Equity Index ....................................     2,509,512     15,828,703
Global Bond .....................................       640,219      2,417,477
Emerging Markets ................................       554,477      2,200,783
Bond Index ......................................     1,939,020      1,404,191
Small/Mid Cap CORE ..............................       238,327      1,201,036
High Yield Bond .................................     1,855,167      1,474,911
Large Cap Aggressive Growth .....................       674,178        688,291
Small Cap Value .................................     4,006,445      2,681,725
Large Cap Value CORE ............................       183,997        147,051
International Equity ............................       132,803         44,579
Fundamental Mid Cap Growth ......................       345,743      2,609,660
Large/Mid Cap Value .............................     4,979,679        757,759

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                                                           FOR THE YEAR OR PERIOD ENDED
                                    AT DECEMBER 31, 2001                         DECEMBER 31, 2001
                             --------------------------------------------------------------------------------------
                                                                    EXPENSE
                                      UNIT FAIR VALUE                RATIO*     INVESTMENT           TOTAL
                             UNITS       LOWEST TO       ASSETS    LOWEST TO      INCOME           RETURN***
SUBACCOUNT                   (000S)       HIGHEST        (000S)     HIGHEST      RATIO**       LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth              3,711  $32.14 and $36.40  $119,827  1% and 1.40%     0.15%     (18.67)% and (18.37)%
Active Bond                   5,356  21.06 and  59.59    151,948   1 and 1.40      6.06          5.99 and 6.79
International Equity Index    1,567  13.28 and  15.28     20,917   1 and 1.40      1.70       (21.37) and (21.07)
Small Cap Growth                749  14.06 and  14.39     10,548   1 and 1.40     --/a/       (13.85) and (13.47)
Global Balanced                  36  10.67 and  10.92        409   1 and 1.40      1.30        (7.78) and (7.38)
Mid Cap Growth                1,234  13.59 and  13.91     16,807   1 and 1.40     --/a/       (37.83) and (37.54)
Large Cap Value                 389  17.46 and  17.86      6,805   1 and 1.40      1.59         (0.17) and 0.22
Money Market                  2,818  14.94 and  27.69     49,416   1 and 1.40      3.91          2.47 and 2.90
Small/Mid-Cap Growth            585  13.58 and  20.57     11,848   1 and 1.40     --/a/          1.43 and 1.80
Real Estate Equity            1,255  27.25 and  27.98     34,228   1 and 1.40      4.00          4.29 and 4.68
Growth & Income               9,056  30.31 and  153.85   413,308   1 and 1.40      0.47       (16.62) and (15.93)
Managed                      20,306  26.41 and  29.49    537,849   1 and 1.40      2.14        (4.21) and (3.82)
Short-Term Bond                 272  13.32 and  14.05      3,811   1 and 1.40      5.45          6.60 and 6.99
Small Cap Equity                223  10.19 and  10.43      2,279   1 and 1.40      0.04        (5.12) and (4.75)
International Opportunities     202  10.32 and  10.56      2,085   1 and 1.40      0.80       (22.05) and (21.71)
Equity Index                    719  17.43 and  17.83     12,561   1 and 1.40      1.18       (13.20) and (12.85)
Global Bond                     137  12.67 and  12.96      1,738   1 and 1.40      3.19        (2.84) and (2.48)
Emerging Markets                180   9.31 and  9.43       1,674   1 and 1.40      0.20        (5.00) and (4.55)
Bond Index                       96  11.26 and  11.40      1,087   1 and 1.40      6.34        (6.64) and (6.23)
Small/Mid Cap CORE               32  13.00 and  13.17        420   1 and 1.40      0.51        (0.91) and (0.45)
High Yield Bond                  81   9.08 and  9.19         734   1 and 1.40     10.01          0.78 and 1.10
Large Cap Aggressive Growth      29         6.58             193      1.40        --/a/             (15.86)
Small Cap Value                 304        13.38           4,068      1.40         0.79              17.47
Large Cap Value CORE              5         9.90              46      1.40         1.11             (6.07)
International Equity             16         6.62             104      1.40         0.59             (24.00)
Fundamental Growth               69         6.00             416      1.40        --/a/             (33.18)
Large/Mid Cap Value             427   9.37 and 10.33       4,382   1 and 1.40      0.42      (8.26) and (6.30)/b/

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

6. UNIT VALUES (CONTINUED)

   * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  ** These amounts represent the dividends and policy income received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

   a Portfolio distributed no dividends during the period.

   b From September 10, 2001 (inception of investment option). $10 initial offering price.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans, derivatives and certain long-duration participating contracts.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 1, 2002

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                                   DECEMBER 31
                                                               2001           2000
                                                           -----------    -----------
                                                                  (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity-at amortized cost
 (fair value: 2001-$1,908.2; 2000-$13,965.8)  ..........   $   1,923.5    $  14,145.1
 Available-for-sale-at fair value
 (cost: 2001-$35,778.0; 2000-$15,822.4) ................      36,072.1       15,925.4
Equity securities:
 Available-for-sale-at fair value
 (cost: 2001-$433.1; 2000-$587.6) ......................         562.3          846.1
 Trading securities-at fair value
 (cost: 2001-$2.7; 2000-$1.1) ..........................           1.4            1.6
Mortgage loans on real estate ..........................       9,667.0        9,659.4
Real estate ............................................         380.4          447.9
Policy loans ...........................................       1,927.0        1,894.9
Short-term investments .................................          78.6          174.9
Other invested assets ..................................       1,676.9        1,335.2
                                                           -----------    -----------
  Total Investments ....................................      52,289.2       44,430.5


Cash and cash equivalents ..............................       1,025.3        2,966.3
Accrued investment income ..............................         745.9          699.4
Premiums and accounts receivable .......................         117.2          129.0
Deferred policy acquisition costs ......................       3,186.3        3,027.1
Reinsurance recoverable - Note 9  ......................       2,464.3        1,905.9
Other assets ...........................................       2,298.4        1,946.8
Separate accounts assets ...............................      18,998.1       23,307.0
                                                           -----------    -----------
  Total Assets .........................................   $  81,124.7    $  78,412.0
                                                           ===========    ===========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  DECEMBER 31
                                                           --------------------------
                                                               2001           2000
                                                           -----------    -----------
                                                                 (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits .................................   $  29,715.0    $  26,726.8
Policyholders' funds ...................................      20,530.3       18,543.1
Unearned revenue .......................................         346.0          323.1
Unpaid claims and claim expense reserves ...............         203.8          256.4
Dividends payable to policyholders .....................         472.8          453.7
Short-term debt - Note 7 ...............................         124.6          245.3
Long-term debt - Note 7  ...............................         618.7          534.0
Income taxes - Note 5  .................................         803.9          526.3
Other liabilities ......................................       3,675.5        2,370.7
Separate accounts liabilities ..........................      18,998.1       23,307.0
                                                           -----------    -----------
Total Liabilities ......................................      75,488.7       73,286.4
Minority interest - Note 8 .............................          28.8             --
Commitments and contingencies - Note 11
Shareholder's Equity - Note 12
Common stock, $10,000 par value; 1,000 shares authorized
 and outstanding .......................................          10.0           10.0
Additional paid in capital .............................       4,763.4        4,764.6
Retained earnings ......................................         608.2          284.3
Accumulated other comprehensive income (loss)  .........         225.6           66.7
                                                           -----------    -----------
  Total Shareholder's Equity ...........................       5,607.2        5,125.6
                                                           -----------    -----------
  Total Liabilities and Shareholder's Equity ...........   $  81,124.7    $  78,412.0
                                                           ===========    ===========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                                                         YEARS ENDED DECEMBER 31
                                                                                      2001        2000        1999
                                                                                   ----------  ----------  ----------
                                                                                            (IN MILLIONS)
REVENUES
Premiums .......................................................................   $  2,351.9  $  2,390.7  $  2,021.4
Universal life and investment-type product charges .............................        600.8       591.4       560.9
Net investment income - Note 3 .................................................      3,646.2     3,563.9     3,338.9
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, amounts
 credited to participating pension contractholders and
 the policyholder dividend obligation ($(4.1), $11.6 and $85.0,
 respectively) - Notes 1, 3 and 13 .............................................       (245.8)       78.3       169.6
Investment management revenues, commissions and Other fees .....................        585.1       746.5       672.5
Other revenue (expense)  .......................................................        185.8         3.4        (1.3)
                                                                                   ----------  ----------  ----------
 Total revenues ................................................................      7,124.0     7,374.2     6,762.0
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment and other gains (losses) credited to participating pension contractholders and the policyholder dividend obligation ($25.3, $21.0,
 and $35.3, respectively) - Notes 1, 3 and 13 ..................................      4,328.1     4,247.4     4,585.4
Other operating costs and expenses .............................................      1,227.8     1,288.8     1,251.0
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment  and other gains (losses)
 ($(29.4) $(9.4) and $49.7, respectively) -  Notes 1, 3 and 13 .................        249.0       187.1       125.0
Dividends to policyholders .....................................................        551.7       539.2       487.3
Demutualization expenses .......................................................           --        10.6        96.2
                                                                                   ----------  ----------  ----------
  Total benefits and expenses ..................................................      6,356.6     6,273.1     6,544.9
                                                                                   ----------  ----------  ----------
Income before income taxes and cumulative effect of
 accounting changes ............................................................        767.4     1,101.1       217.1
Income taxes - Note 5  .........................................................        200.7       308.9        81.5
                                                                                   ----------  ----------  ----------
Income before cumulative effect of accounting changes ..........................        566.7       792.2       135.6
Cumulative effect of accounting changes, net of income tax - Note 1  ...........          7.2          --        (9.7)
                                                                                   ----------  ----------  ----------
Net income .....................................................................   $    573.9  $    792.2  $    125.9
                                                                                   ==========  ==========  ==========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                                                   ACCUMULATED
                                                    ADDITIONAL                       OTHER             TOTAL
                                        COMMON       PAID IN        RETAINED     COMPREHENSIVE      SHAREHOLDER'S      OUTSTANDING
                                         STOCK       CAPITAL        EARNINGS     INCOME (LOSS)         EQUITY             SHARES
                                      ----------  --------------  ------------ -----------------  -----------------  ---------------
                                                                     (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
BALANCE AT JANUARY 1, 1999 ........       --            --          $ 4,226.6        $ 281.5            $4,508.1             --
Comprehensive income:
 Net income .......................                                     125.9                              125.9
Other comprehensive income,
 net of tax:
 Net unrealized investment gains
  (losses) ........................                                                   (251.4)             (251.4)
 Foreign currency translation
  Adjustment ......................                                                     (1.8)               (1.8)
 Minimum pension liability ........                                                    (22.9)              (22.9)
                                                                                                        --------
Comprehensive income...............                                                                       (150.2)
                                      ------      --------          ---------        -------            --------         ------
BALANCE AT DECEMBER 31, 1999 ......       --            --            4,352.5            5.4             4,357.9             --

Demutualization transaction .......   $ 10.0      $4,722.1           (4,394.4)                             337.7          1,000
Comprehensive income:
 Net income before
  demutualization .................                                      41.9                               41.9
 Net income after
  demutualization .................                                     750.3                              750.3
                                                                    ---------                           --------
  Net income ......................                                     792.2                              792.2
Other comprehensive income,
 Net of tax:
 Net unrealized investment gains
  (losses) ........................                                                     54.6                54.6
 Foreign currency translation
  Adjustment ......................                                                     (1.5)               (1.5)
 Minimum pension liability ........                                                      8.2                 8.2
                                                                                                        --------
Comprehensive income ..............                                                                        853.5
Capital contributions from parent
 company ..........................                   42.5                                                  42.5
Dividend paid to parent company ...                                    (466.0)                            (466.0)
                                       ------      --------          ---------        -------            --------         ------
BALANCE AT DECEMBER 31, 2000 ......      10.0       4,764.6              284.3           66.7             5,125.6          1,000
                                       ======      ========          =========        =======            ========         ======

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                      AND COMPREHENSIVE INCOME (CONTINUED)

                                                                                        ACCUMULATED
                                                                 ADDITIONAL                OTHER          TOTAL
                                                      COMMON      PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                                                      STOCK       CAPITAL    EARNINGS  INCOME (LOSS)     EQUITY         SHARES
                                                    -----------  ----------  --------  -------------  -------------  -------------
                                                                        (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at December 31, 2000 ....................         10.0    4,764.6      284.3        66.7         5,125.6         1,000
Demutualization transactions ....................                    (1.2)                                  (1.2)
Comprehensive income:
 Net income .....................................                              573.9                       573.9
Other comprehensive income, Net of tax:
 Net unrealized investment gains
  (losses) ......................................                                          (81.1)          (81.1)
 Foreign currency translation
  Adjustment ....................................                                            1.0             1.0
 Minimum pension liability ......................                                           15.2            15.2
 Cash flow hedges ...............................                                           (3.8)           (3.8)
                                                                                                        --------
Comprehensive income ............................                                                          505.2
Dividends paid to parent company ................                             (250.0)                     (250.0)
Change in accounting principles .................                                          227.6           227.6
                                                        ------   --------    -------      ------        --------         -----
BALANCE AT DECEMBER 31, 2001 ....................       $ 10.0   $4,763.4    $ 608.2      $225.6        $5,607.2         1,000
                                                        ======   ========    =======      ======        ========         =====

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                   YEARS ENDED DECEMBER 31
                                                                                2001        2000         1999
                                                                            -----------  ----------  -----------
                                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income .............................................................   $     573.9  $    792.2  $     125.9
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Amortization of discount-fixed maturities ............................        (134.0)     (102.9)       (67.9)
   Net realized investment and other gains (losses), net ................         245.8       (78.3)      (169.6)
   Change in deferred policy acquisition costs ..........................        (204.0)     (235.4)      (251.3)
   Depreciation and amortization ........................................          72.1        78.8         70.0
   Net cash flows from trading securities ...............................           0.2        (0.1)        --
   Increase in accrued investment income ................................         (46.5)      (89.8)       (92.6)
   Decrease in premiums and accounts receivable .........................          11.8         8.4         32.0
   Increase in other assets and other liabilities, net ..................        (263.5)     (464.5)      (304.4)
   Increase in policy liabilities and accruals, net .....................       2,323.7     1,798.1      2,235.1
   Loss on sale of subsidiaries .........................................          --          --           21.3
   Increase (decrease) in income taxes ..................................         195.4       336.7        (31.5)
                                                                            -----------  ----------  -----------
   Net cash provided by operating activities ............................       2,774.9     2,043.2      1,567.0
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales of:
  Fixed maturities held-to-maturity .....................................          --          --           24.3
  Fixed maturities available-for-sale ...................................      16,058.9     4,360.5      9,567.7
  Equity securities available-for-sale ..................................         614.6       669.9        149.7
  Real estate ...........................................................          53.8        59.8      1,277.1
  Short-term investments and other invested assets ......................         113.4        81.5        695.9
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity .....................................         241.8     1,807.2      1,769.3
  Fixed maturities available-for-sale ...................................       3,051.1     1,476.6      1,800.5
  Equity securities available-for-sale ..................................          35.9        13.4         --
  Short-term investments and other invested assets ......................         168.4       418.8        270.9
  Mortgage loans on real estate .........................................       1,342.0     1,447.4      1,304.3
 Purchases of:
  Fixed maturities held-to-maturity .....................................         (66.7)   (2,092.4)    (2,688.5)
  Fixed maturities available-for-sale ...................................     (26,321.9)   (6,961.4)   (12,272.9)
  Equity securities available-for-sale ..................................        (285.8)     (425.3)      (283.6)
  Real estate ...........................................................         (52.8)      (58.7)      (190.9)
  Short-term investments and other invested assets ......................        (448.5)     (784.8)      (649.1)
  Mortgage loans on real estate issued ..................................      (1,204.5)   (1,499.9)    (2,348.0)
  Net cash (paid) received related to acquisition/sale of businesses ....         (28.2)      141.3       (206.5)
  Other, net ............................................................         177.4       (25.7)       (57.9)
                                                                            -----------  ----------  -----------
    Net cash used in investing activities ...............................   $  (6,551.1) $ (1,371.8) $  (1,837.7)
                                                                            ===========  ==========  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 YEARS ENDED DECEMBER 31
                                                                                    2001        2000        1999
                                                                                -----------  ----------  ----------
                                                                                           (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of common stock .................................................              --  $     10.0          --
 Contribution from Parent .................................................              --     1,552.0          --
 Payments to eligible policyholders under Plan of Reorganization ..........              --    (1,076.7)         --
 Dividend paid to parent company ..........................................     $    (250.0)     (466.0)         --
 Universal life and investment-type contract deposits .....................        10,520.3     7,918.2  $  8,134.9
 Universal life and investment-type contract maturities and withdrawals....        (8,271.8)   (7,034.2)   (7,977.7)
 Issuance of long-term debt ...............................................            81.9        20.0         6.0
 Repayment of long-term debt ..............................................           (22.9)      (73.2)      (15.5)
 Net decrease in commercial paper .........................................          (222.3)     (158.2)      (30.5)
                                                                                -----------  ----------  ----------
   Net cash provided by financing activities ..............................         1,835.2       691.9       117.2
                                                                                -----------  ----------  ----------
   Net (decrease) increase in cash and cash equivalents ...................        (1,941.0)    1,363.3      (153.5)
   Cash and cash equivalents at beginning of year .........................         2,966.3     1,603.0     1,756.5
                                                                                -----------  ----------  ----------
   Cash and cash equivalents at end of year ...............................     $   1,025.3  $  2,966.3  $  1,603.0
                                                                                ===========  ==========  ==========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Business

     John Hancock Life Insurance Company, (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

  Basis of Presentation

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

     Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

     Certain prior year amounts have been reclassified to conform to the current year presentation.

     In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, JHFS, in the form of a dividend. The transfer has been accounted for as a de-pooling of interests. As a result of the de-pooling of interests, all current and prior period consolidated financial data has been restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

     The following acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values, if any, recorded as goodwill. These entities or books of business were generally acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses. The unaudited pro forma revenues, assuming the transactions had taken place at the beginning of the year of acquisition and the preceding year, for 2001, 2000 and 1999, were approximately $7,177.3 million, $7,714.1 million and $6,894.9 million, an increase of $53.3 million, $248.7 million and $132.9 million, respectively, from reported balances. The unaudited pro forma net income for the years ended December 31, 2001, 2000 and 1999, was approximately $572.7 million, $783.9 million and $118.6 million, a change of $(1.2) million, $(8.3) million and $(7.3) million, respectively, from reported balances.

     On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million. The unaudited pro forma results for the years ended December 31, 2001 and 2000, assuming the transaction had taken place at the beginning of 2001 and 2000, would not be materially different from the reported results.

     On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165.0 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming the acquisition of Fortis had taken place at the beginning of 2000 and 1999, would not be materially different from the reported results.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Reorganization

     In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock of JHFS, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

     In addition, on February 1, 2000, JHFS completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

  Investments

     The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

     Policy loans are carried at unpaid principal balances, which approximate fair value.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification of cost and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

  Derivative Financial Instruments

     The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives are carried on the consolidated balance sheets at fair value.

     In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains and losses. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

  Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $219.6 million, $177.7 million and $174.7 million in 2001, 2000 and 1999, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding net realized investment and other gains (losses), relating to policies and contracts in force.

     Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence.

     Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment and other gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

  Goodwill and Value of Business Acquired

     The excess of cost over the fair value of the net assets of businesses acquired (goodwill) was $116.0 million and $131.2 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. Goodwill relating to acquisitions completed before July 1, 2001 is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $58.1 million and $48.0 million at December 31, 2001 and 2000, respectively. Amortization expense included in other operating costs and expenses was $11.3 million, $11.2 million, and $8.5 million, in 2001, 2000 and 1999, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment might exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

     The Company records an asset representing the present value of estimated future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $76.2 million and $81.4 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $2.3 million, $4.2 million and $1.3 million in 2001, 2000 and 1999 respectively.

  Separate Accounts

     Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 11.3% for group annuity liabilities.

     Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

     Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 2.0% to 14.7% for investment-type products.

     Major components of policyholder funds presented in the consolidated balance sheets are summarized as follows:

                                                              DECEMBER 31
                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)
LIABILITIES FOR POLICYHOLDER FUNDS
 Guaranteed investment contracts.......................   $ 6,583.5   $ 7,985.5
 U.S. funding agreements...............................        67.1        80.9
 Global funding agreements backing medium-term notes...     9,490.4     6,266.3
 Other investment-type contracts.......................     2,247.7     2,341.8
                                                          ---------   ---------
  Total liabilities for investment type contracts......    18,388.7    16,674.5
 Liabilities for individual annuities..................        56.6        62.2
 Universal life and other reserves.....................     2,085.0     1,806.4
                                                          ---------   ---------
  Total liabilities for policyholder funds.............   $20,530.3   $18,543.1
                                                          =========   =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Company is authorized to issue up to $15.0 billion in global funding agreements under two distribution programs, and through December 31, 2001, we have $9.5 billion outstanding. Global funding agreements are investment products which require the Company to pay a stated rate of interest on the principal amount and to repay the principal at maturity. These agreements may not be terminated prior to maturity by the Company or the contractholder. Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of Massachusetts Insurance Laws. Under the Company's programs, the global funding agreements are issued to special purpose entities. The special purpose entities fund the purchase of the global funding agreement through the issuance of medium-term notes to investors. These notes are non-recourse to the Company. If the medium-term notes issued by the special purpose entity are denominated in a foreign currency, the Company also enters into a currency swap with the special purpose entity. Similarly, the Company may enter into an interest rate swap with the special purpose entity to match the interest rate characteristics of the global funding agreement to those of the medium term note. As a result, the payment terms of any particular series of notes issued by the special purpose entity correspond to the payment terms of the global funding agreement and swap agreement(s), if any, that secure that series.

     Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an affiliated offshore special purpose entity issued medium-term notes in Europe, Asia and Australia. Through December 31, 2001, there is $3.9 billion outstanding under this program. This special purpose entity is consolidated in the Company's financial statements. The medium-term notes issued by this special purpose entity are reported with global funding agreements in the Company's consolidated balance sheet.

     Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001, the unaffiliated special purpose entity issued medium-term notes in Europe, Asia, and to institutional investors in the United States. Through December 31, 2001, there is $5.6 billion outstanding under this program. Although this special purpose entity is not consolidated in the Company's financial statements, the funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

     At December 31, 2001, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2002 - $236.6 million; 2003 - $1,227.8 million; 2004 - $1,227.6 million; 2005 - $1,246.3 million; 2006 - $2,047.9 million; 2007 and thereafter - $3,504.2 million.

  Participating Insurance

     Participating business represents approximately 76.6%, 86.3%, and 88.1% of the Company's life insurance in force, 98.1%, 97.9%, and 98.3% of the number of life insurance policies in force, and 92.1%, 99.6% and 97.4%, of life insurance premiums in 2001, 2000 and 1999, respectively.

     The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

  Foreign Currency Translation

     The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

  Severance

     As part of JHFS's ongoing Competitive Position Project, it has initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

     In connection with the restructuring plan, approximately 872 employees have been or will be terminated. These employees are or have been associated with operations in the Boston office and outside the home office. As of December 31, 2001 and 2000, the liability for employee termination costs, included in other liabilities was $18.0 million and $20.6 million, respectively. Employee termination costs, included in other operating costs and expenses, were $40.0 million, $18.8 million and $26.3 million for the years ended December 31, 2001, 2000 and 1999, respectively. Of the total number of employees affected, approximately 855 employees were terminated as of December 31, 2001, having received benefit payments of approximately $67.8 million.

     On January 7, 2002, as part of its ongoing expense reduction program, the Company eliminated an additional 160 jobs. During the first quarter of 2002, affected employees will receive severance benefits and outplacement services of approximately $5.7 million.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Cumulative Effect of Accounting Changes

     During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming this change in accounting had taken place as of the beginning of 2000 and 1999, would not be materially different from the reported results.

     On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

     In April 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, required that start-up costs capitalized prior to January 1, 1999 be written-off immediately and any start-up costs incurred on or after January 1, 1999 be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

  Recent Accounting Pronouncements

     In September 2001, the Financial Accounting Standard Board's (FASB's) Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

     In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company estimates that adoption of SFAS No. 142 on January 1, 2002, and the cessation of amortization of previously amortizable goodwill, will result in an increase in net income of $7.8 million (net of tax of $3.4 million) for the year ending December 31, 2002. During early 2002, the Company will perform initial impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company plans on evaluating the goodwill of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. Any goodwill impairments resulting from these initial impairment tests would be recorded as the cumulative effect of a change in accounting principle. The Company has conducted preliminary impairment tests which indicated no impairments of goodwill. The Company does not expect the impact of the impairment tests required under SFAS No. 142 to have a material impact on its results of operations, earnings or financial position.

     In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

     In December 2000, the AICPA issued SOP 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 31, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 of $93.6 million (net of tax of $2.6 million). On October 1, 2001, the Company adopted the remaining provisions of SOP 00-3 which required the reclassification of $9,710.0 million and $12,035.9 million of closed block assets and liabilities, respectively at December 31, 2000, and $1,467.7 million and $1,343.6 million of closed block revenues, and benefits and expenses, respectively, for the period from February 1, 2000 (date of demutualization) to December 31, 2000, all of which were reclassified to other existing asset, liability, revenue, and benefit and expense accounts. The required implementation of SOP 00-3 also resulted in a reduction of net income of $20.2 million (net of tax of $6.6 million), for the period from February 1, 2000 to December 31, 2000 and $3.4 million (net of tax of $1.8 million), for the nine months ended September 30, 2001. Finally, adoption also resulted in the recognition of a policyholder dividend obligation of $77.0 million at December 31, 2000, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. See
Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees," provides guidance on how to account for the issuance of stock and stock options to employees. Certain of the Company's employees are compensated, in part, with non-vested stock and stock options, issued by the parent company, JHFS, and the related expenses are borne by the Company. The Company adopted APB No. 25 upon its demutualization and upon JHFS' IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123, "Accounting for Stock-Based Compensation," to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25." The Interpretation clarifies guidance for certain issues that arose in the application of APB No. 25. The Company was required to adopt the Interpretation on July 1, 2000. Interpretation No. 44 did not have a material impact on the Company's results of operations or financial position.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2.   RELATED PARTY TRANSACTIONS

     Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

     The Company provides certain administrative and asset management services to its pension plans and employee welfare trust. Fees paid to the Company for these services were $8.4 million, $6.4 million and $6.5 million during the years ended December 31, 2001, 2000 and 1999, respectively.

     The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. JHFS determines fees, annually, for these services and facilities based on a number of criteria. The amount of these service fees charged to JHFS were $28.5 million and $19.8 million for the years ended December 31, 2001 and 2000, respectively. These fees are included as a reduction of other operating costs and expenses in the consolidated statements of income.

     The Company has reinsured certain portions of its long term care and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), a wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded accounts payable to JHReCo for coinsurance amounts withheld of $1,158.9 million and $633.2 million at December 31, 2001 and 2000, respectively, which are included with other liabilities in the consolidated balance sheets, and recorded reinsurance recoverable from JHReCo of $1,504.6 million and $870.4 million at December 31, 2001 and 2000, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $740.8 million, $396.7 million and $306.2 million during 2001, 2000 and 1999 respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3.   INVESTMENTS

     The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                 YEARS ENDED DECEMBER 31
                                                2001       2000        1999
                                              ---------  ---------  -----------
                                                      (IN MILLIONS)
NET INVESTMENT INCOME
 Fixed maturities..........................   $2,721.2   $2,456.2    $2,407.0
 Equity securities.........................       29.7       23.3        19.2
 Mortgage loans on real estate.............      774.4      796.2       750.7
 Real estate...............................       67.7       82.7       147.3
 Policy loans..............................      118.4      112.7       105.3
 Short-term investments....................       73.9      147.1        83.7
 Other.....................................      101.4      200.7       161.8
                                              --------   --------    --------
 Gross investment income...................    3,886.7    3,818.9     3,675.0
   Less investment expenses................      240.5      255.0       336.1
                                              --------   --------    --------
Net investment income......................   $3,646.2   $3,563.9    $3,338.9
                                              ========   ========    ========
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
 Fixed maturities..........................   $ (351.1)  $ (135.3)   $  (34.2)
 Equity securities.........................      201.8      196.1       109.7
 Mortgage loans on real estate and real
  estate to be disposed of.................      (60.4)     (15.2)      141.3
 Derivatives and other invested assets.....      (40.2)      44.3        37.8
 Amortization adjustment for deferred policy
  acquisition costs........................       29.4        9.4       (49.7)
 Amounts credited to the policyholder
  dividend obligation......................       17.0      (14.1)         --
 Amounts credited to participating pension
  contractholders..........................      (42.3)      (6.9)      (35.3)
                                              --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders.....   $ (245.8)  $   78.3    $  169.6
                                              ========   ========    ========

      Gross gains of $ 349.9 million in 2001, $294.6 million in 2000 and $186.4 million in 1999, and gross losses of $119.0 million in 2001, $123.6 million in 2000 and $173.7 million in 1999, were realized on the sale of available-for-sale securities.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3.   INVESTMENTS (CONTINUED)

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                              GROSS       GROSS
                                 AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES       VALUE
                                 ---------  ----------  ----------  -----------
                                                (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
 Corporate securities.........   $ 1,073.9   $   28.3    $   15.2    $ 1,087.0
 Mortgage-backed securities...       844.9       14.5        43.0        816.4
 Obligations of states and
  political subdivisions......         4.7        0.1          --          4.8
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity..........   $ 1,923.5   $   42.9    $   58.2    $ 1,908.2
                                 =========   ========    ========    =========
AVAILABLE-FOR-SALE:
 Corporate securities.........   $29,680.2   $1,103.5    $  879.1    $29,904.6
 Mortgage-backed securities...     5,252.7      125.1        98.7      5,279.1
 Obligations of states and
  political subdivisions......        93.3        5.5         0.2         98.6
 Debt securities issued by
  foreign governments.........       457.1       44.7         4.0        497.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies....................       294.7        3.8         6.5        292.0
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale..........    35,778.0    1,282.6       988.5     36,072.1
 Equity securities............       433.1      175.5        46.3        562.3
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale........   $36,211.1   $1,458.1    $1,034.8    $36,634.4
                                 =========   ========    ========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.   INVESTMENTS (CONTINUED)

                                              GROSS       GROSS
                                 AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES       VALUE
                                 ---------  ----------  ----------  -----------
                                                (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
 Corporate securities.........   $12,834.7    $553.7      $698.4     $12,690.0
 Mortgage-backed securities...     1,202.5      11.5        53.0       1,161.0
 Obligations of states and
  political subdivisions......       102.3       3.1         0.9         104.5
 Debt securities issued by
  foreign governments.........         5.6       4.7          --          10.3
                                 ---------    ------      ------     ---------
   Total fixed maturities
    held-to-maturity..........   $14,145.1    $573.0      $752.3     $13,965.8
                                 =========    ======      ======     =========
AVAILABLE-FOR-SALE:
 Corporate securities.........   $10,948.3    $457.1      $478.2     $10,927.2
 Mortgage-backed securities...     4,105.0      94.7        33.0       4,166.7
 Obligations of states and
  political subdivisions......        25.3       1.8          --          27.1
 Debt securities issued by
  foreign governments.........       546.0      67.3        12.0         601.3
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies...................        197.8       5.4         0.1         203.1
                                 ---------    ------      ------     ---------
 Fixed maturities
  available-for-sale.........     15,822.4     626.3       523.3      15,925.4
 Equity securities...........        587.6     348.5        90.0         846.1
                                 ---------    ------      ------     ---------
   Total fixed maturities and
    equity securities
    available-for-sale
    governments...............   $16,410.0    $974.8      $613.3     $16,771.5
                                 =========    ======      ======     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.   INVESTMENTS (CONTINUED)

     The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                         AMORTIZED      FAIR
                                                            COST        VALUE
                                                         ----------  -----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less...............................   $    62.9    $    68.0
Due after one year through five years.................        15.4         22.2
Due after five years through ten years................        67.7         65.4
Due after ten years...................................       932.6        936.2
                                                         ---------    ---------
                                                           1,078.6      1,091.8
Mortgage-backed securities............................       844.9        816.4
                                                         ---------    ---------
Total.................................................   $ 1,923.5    $ 1,908.2
                                                         =========    =========
AVAILABLE-FOR-SALE:
Due in one year or less...............................   $ 1,861.7    $ 1,905.8
Due after one year through five years.................     9,874.3     10,073.3
Due after five years through ten years................    10,902.5     10,927.6
Due after ten years...................................     7,886.8      7,886.3
                                                         ---------    ---------
                                                          30,525.3     30,793.0
Mortgage-backed securities............................     5,252.7      5,279.1
                                                         ---------    ---------
Total.................................................   $35,778.0    $36,072.1
                                                         =========    =========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The sale of fixed maturities held-to-maturity relate to certain securities with amortized cost of $24.3 million for the year ended December 31, 1999, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of the property and casualty operations in 1999. The related net realized investment and other gains on the sales were $0.9 million in 1999.

     The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2001, 2000 and 1999 amounted to $(1.8) million, $0.1 million and $(0.1) million, respectively.

     The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $775.4 million and $88.6 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

     For 2001, 2000 and 1999, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $171.7 million and $180.9 million, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.   INVESTMENTS (CONTINUED)

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change.

     Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                      BALANCE AT                          BALANCE AT
                                      BEGINNING                              END
                                       OF YEAR    ADDITIONS  DEDUCTIONS    OF YEAR
                                      ----------  ---------  ----------  ------------
                                                      (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate..        $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of..          43.5       46.0         5.9         83.6
                                        ------      -----      ------       ------
Total...........................        $125.1      $83.8      $ 12.5       $196.4
                                        ======      =====      ======       ======
Year ended December 31, 2000
 Mortgage loans on real estate..        $107.9      $ 4.6      $ 30.9       $ 81.6
 Real estate to be disposed of..          58.1       17.1        31.7         43.5
                                        ------      -----      ------       ------
Total...........................        $166.0      $21.7      $ 62.6       $125.1
                                        ======      =====      ======       ======
Year ended December 31, 1999
 Mortgage loans on real estate..        $ 96.0      $38.4      $ 26.5       $107.9
 Real estate to be disposed of..         112.0       22.5        76.4         58.1
                                        ------      -----      ------       ------
Total...........................        $208.0      $60.9      $102.9       $166.0
                                        ======      =====      ======       ======

     At December 31, 2001 and 2000, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                              DECEMBER 31
                                                             2001       2000
                                                            --------  ---------
                                                             (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses..................................................   $ 92.5     $ 32.4
Provision for losses.....................................    (42.6)     (14.9)
                                                            ------     ------
Net impaired mortgage loans on real estate...............   $ 49.9     $ 17.5
                                                            ======     ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.   INVESTMENTS (CONTINUED)

     The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEARS ENDED DECEMBER 31
                                                      2001    2000      1999
                                                     ------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans.....   $62.5   $100.3    $135.5
Interest income recognized on impaired loans......     8.4      2.9       4.9

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $56.0 million and $60.4 million as of December 31, 2001 and 2000, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                     YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Expected.........................................    $5.0     $5.2      $11.1
Actual...........................................     3.8      4.7        7.2

     At December 31, 2001, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                CARRYING     GEOGRAPHIC                  CARRYING
PROPERTY TYTPE             AMOUNT      CONCENTRATION                AMOUNT
----------------------- -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments.............   $1,601.7     East North Central....      $1,072.5
Hotels.................      451.6     East South Central....         490.6
Industrial.............      809.8     Middle Atlantic.......       1,490.4
Office buildings.......    2,601.5     Mountain..............         417.4
Retail.................    1,429.7     New England...........         891.1
Multi family...........        1.8     Pacific...............       1,823.1
Mixed Use..............      108.0     South Atlantic........       2,097.5
Agricultural...........    2,532.3     West North Central....         385.1
Other..................      243.4     West South Central....         907.0
                                       Canada/Other..........         205.1
Allowance for losses...     (112.8)    Allowance for losses..        (112.8)
                          --------                                 --------
Total..................   $9,667.0     Total.................      $9,667.0
                          ========                                 ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.    INVESTMENTS (CONTINUED)

     Mortgage loans with outstanding principal balances of $2.0 million, bonds with amortized cost of $388.7 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2001.

     Depreciation expense on investment real estate was $4.6 million, $7.9 million, and $7.1 million in 2001, 2000, and 1999, respectively. Accumulated depreciation was $65.1 million and $60.9 million at December 31, 2001 and 2000, respectively.

     The Company sold $542.9 million, $359.2 million, and $172.0 million of commercial mortgage loans in securitization transactions in 2001, 2000, and 1999, respectively, for which it received net proceeds of $546.1 million, $362.4 million and $175.5 million, in 2001, 2000 and 1999, respectively. During 2001, 2000 and 1999, the Company recognized pre-tax gains of $3.2 million, $3.2 million and $3.5 million, respectively, related to these transactions.

     As a result of these securitizations, the Company retained mortgage servicing responsibilities which were recorded as servicing assets. These servicing assets were valued at $1.2 million and $0.8 million at December 31, 2001 and 2000, respectively.

     Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for by using the equity method of accounting totaled $1,062.1 million and $826.5 million at December 31, 2001 and 2000, respectively. Total combined assets of such investments were $12,541.6 million and $5,040.1 million (consisting primarily of investments), and total combined liabilities were $1,108.6 million and $823.3 million (including $580.0 million and $354.0 million of notes payable) at December 31, 2001 and 2000, respectively. Total combined revenues and expenses of these investments in 2001 were $942.5 million and $645.2 million, respectively, resulting in $297.3 million of total combined income from operations. Total combined revenues and expenses were $508.0 million and $172.7 million, respectively, resulting in $335.3 million of total combined income from operations in 2000. Net investment income on investments accounted for using the equity method totaled $56.4 million, $143.8 million and $65.1 million in 2001, 2000, and 1999 respectively.

NOTE 4.   DERIVATIVES AND HEDGING INSTRUMENTS

     The fair value of derivative instruments classified as assets at December 31, 2001 was $331.2 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $580.0 million, and appears on the consolidated balance sheet in other liabilities.

  Fair Value Hedges

     The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

     The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4.   DERIVATIVES AND HEDGING INSTRUMENTS

     The Company enters into interest rate cap agreements, cancelable interest rates swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date, contingent on future interest rates. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

     The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

     For the year ended December 31, 2001, the Company recognized a net loss of $16.5 million related to the ineffective portion of its fair value hedges, and a net gain of $1.9 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

  Cash Flow Hedges

     The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

     The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts. Amounts are reclassified from other comprehensive income when benefit payments are made.

     The Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

     For the year ended December 31, 2001, the Company recognized a loss of $0.2 million related to the ineffective portion of its cash flow hedges, and a net gain of $0.4 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

     For the year ended December 31, 2001, a net loss of $0.2 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.6 million of net gains will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4.   DERIVATIVES AND HEDGING INSTRUMENTS (CONTINUED)

     For the year ended December 31, 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

     The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the year ended December 31, 2001, $3.8 million of loss (net of tax of $2.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in a balance of $19.1 million (net of tax of $10.3 million).

  Derivatives Not Designated as Hedging Instruments

     The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5.   INCOME TAXES

     The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

     In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimated its taxes for the current year based on estimated industry earnings rates and revised these estimates up or down when the earnings rates were finalized and published by the IRS in the subsequent year.

     Income before income taxes and cumulative effect of accounting changes includes the following:

                                                     YEARS ENDED DECEMBER 31
                                                     2001      2000      1999
                                                    -------  --------  --------
                                                          (IN MILLIONS)
Domestic.........................................   $761.8   $1,093.5   $210.7
Foreign..........................................      5.6        7.6      6.4
                                                    ------   --------   ------
Income before income taxes and cumulative effect
 of accounting changes...........................   $767.4   $1,101.1   $217.1
                                                    ======   ========   ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5.  INCOME TAXES (CONTINUED)

  The components of income taxes were as follows:

                                                    YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  -------
                                                         (IN MILLIONS)
CURRENT TAXES:
 Federal.........................................   $ (9.9)  $ 15.7    $(34.1)
 Foreign.........................................      3.1      1.2       2.3
 State...........................................      4.6     12.0       5.8
                                                    ------   ------    ------
                                                      (2.2)    28.9     (26.0)
DEFERRED TAXES:
 Federal.........................................    210.5    279.4     108.6
 Foreign.........................................     (0.9)     1.6        --
 State...........................................     (6.7)    (1.0)     (1.1)
                                                    ------   ------    ------
                                                     202.9    280.0     107.5
                                                    ------   ------    ------
Total income taxes...............................   $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  -------
                                                         (IN MILLIONS)
Tax at 35%.......................................   $268.6   $385.4    $ 76.0
Add (deduct):
 Equity base tax.................................    (13.4)   (46.0)     22.2
 Prior year taxes................................      9.9     (0.3)      1.8
 Tax credits.....................................    (28.1)   (20.6)    (12.9)
 Foreign taxes...................................      1.3      0.4       1.0
 Tax exempt investment income....................    (25.7)   (11.5)    (14.4)
 Non-taxable gain on sale of subsidiary..........       --       --     (15.4)
 Disallowed demutualization expenses.............       --       --      31.1
 Other...........................................    (11.9)     1.5      (7.9)
                                                    ------   ------    ------
   Total income taxes............................   $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5.  INCOME TAXES (CONTINUED)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              DECEMBER 31
                                                             2001      2000
                                                           --------  ---------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments.............................   $  485.5   $  492.2
 Other postretirement benefits..........................      136.6      148.9
 Book over tax basis of investments.....................      418.1      299.5
 Dividends payable to policyholders.....................      125.7      117.6
 Interest...............................................       34.5       38.3
 Other..................................................      163.1       51.2
                                                           --------   --------
   Total deferred tax assets                                1,363.5    1,147.7
                                                           --------   --------
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs......................      824.5      649.1
 Depreciation...........................................      214.2      211.7
 Basis in partnerships..................................      130.7      109.8
 Market discount on bonds...............................       72.9       64.2
 Pension plan expense...................................      133.6      104.0
 Capitalized charges related to mutual funds............       31.5       56.9
 Lease Income...........................................      523.2      339.4
 Unrealized gains.......................................      135.8       56.7
                                                           --------   --------
   Total deferred tax liabilities.......................    2,066.4    1,591.8
                                                           --------   --------
   Net deferred tax liabilities.........................   $  702.9   $  444.1
                                                           ========   ========

  The Company made an income tax payment of $3.7 million , received an income tax refund of $21.7 million and made an income tax payment of $83.4 million in 2001, 2000 and 1999, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6.  CLOSED BLOCK

     As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of JHFS. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without approval of the Massachusetts Division of Insurance.

     If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

     The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

     If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

     The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6.  CLOSED BLOCK (CONTINUED)

     The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000
                                                   ------------  --------------
                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits............................  $10,198.7      $ 9,910.5
Policyholder dividend obligation..................      251.2           77.0
Policyholders' funds..............................    1,460.9        1,459.5
Policyholder dividends payable....................      433.4          409.8
Other closed block liabilities....................       53.7           84.6
                                                    ---------      ---------
 Total closed block liabilities...................   12,397.9       11,941.4
                                                    ---------      ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$100.7; 2000--$2,327.4)......      103.3        2,269.9
 Available-for-sale--at fair value
  (cost: 2001--$5,204.0; 2000--$2,378.7)..........    5,320.7        2,353.0
Equity securities:
 Available-for-sale--at fair value
 (cost: 2001--$8.8; 2000--$5.3)...................       13.4            6.3
Mortgage loans on real estate.....................    1,837.0        1,944.0
Policy loans......................................    1,551.9        1,540.6
Short-term investments............................         --           62.1
Other invested assets.............................       83.1           40.7
                                                    ---------      ---------
 Total investments................................    8,909.4        8,216.6
Cash and cash equivalents.........................      192.1          305.6
Accrued investment income.........................      158.9          149.3
Other closed block assets.........................      297.5          317.1
                                                    ---------      ---------
 Total closed block assets........................    9,557.9        8,988.6
                                                    ---------      ---------
Excess of reported closed block liabilities over
 assets designated to the closed block............    2,840.0        2,952.8
                                                    ---------      ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of
  tax of $43.3 million and $(8.8) million
  at 2001 and 2000, respectively..................       80.1          (16.1)
 Allocated to the policyholder dividend
  obligation, net of tax $50.8 million and
  $4.7 million at 2001 and 2000, respectively.....      (94.4)          (8.8)
                                                    ---------      ---------
   Total..........................................      (14.3)         (24.9)
                                                    ---------      ---------
   Maximum future earnings to be recognized from
    closed block assets and liabilities...........  $ 2,825.7      $ 2,927.9
                                                    =========      =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6.  CLOSED BLOCK (CONTINUED)

                                                     DECEMBER 31,   DECEMBER 31,
                                                         2001           2000
                                                     ------------  -------------
                                                           (IN MILLIONS)
Change in the policyholder dividend obligation:
 Balance at beginning of period....................     $ 77.0            --
   Impact on net income before income taxes........       42.5         $63.5
   Unrealized investment gains (losses)............       67.1          13.5
   Cumulative effect of change in accounting
    principle (1)..................................       64.6            --
                                                        ------         -----
Balance at end of period...........................     $251.2         $77.0
                                                        ======         =====

(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001. See Note 1.

                                                                  FOR THE PERIOD
                                                         YEAR       FEBRUARY 1
                                                        ENDED        THROUGH
                                                     DECEMBER 31,  DECEMBER 31,
                                                         2001          2000
                                                     ------------ --------------
                                                            (IN MILLIONS)
REVENUES
Premiums...........................................   $  940.0        $  865.0
Net investment income..............................      667.5           591.6
Net realized investment and other gains
 (losses), net of
 amounts credited to the policyholder dividend
 obligation of
 $(17.0) million and $14.1 million,
 respectively......................................       (3.6)           (2.9)
Other closed block revenues........................        0.6            (0.6)
                                                      --------        --------
 Total closed block revenues.......................    1,604.5         1,453.1
BENEFITS AND EXPENSES
Benefits to policyholders..........................      924.4           870.0
Change in policyholder dividend obligation.........       54.9            46.6
Other closed block operating costs and expenses           (6.3)          (10.0)
Dividends to policyholders.........................      474.9           407.1
                                                      --------        --------
 Total benefits and expenses.......................    1,447.9         1,313.7
                                                      --------        --------
Closed block revenues, net of closed block
 benefits and expenses,
 before income taxes and cumulative effect of
 accounting change.................................      156.6           139.4
Income taxes, net of amounts credited to the
 policyholder dividend
 obligation of $4.6 million and $2.8 million,
 respectively......................................       53.0            52.3
                                                      --------        --------
 Closed block revenues, net of closed block
  benefits and expenses
  and income taxes, before cumulative effect of
  accounting change................................      103.6            87.1
                                                      --------        --------
 Cumulative effect of accounting change, net of
  tax..............................................       (1.4)             --
                                                      --------        --------
 Closed block revenues, net of closed block
  benefits and expenses, income taxes and the
  cumulative effect of accounting change...........   $  102.2        $   87.1
                                                      ========        ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6.  CLOSED BLOCK (CONTINUED)

     Maximum future earnings from closed block assets and liabilities:

                                                                FOR THE PERIOD
                                                    YEAR          FEBRUARY 1
                                                    ENDED          THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                     2001            2000
                                                 ------------  ----------------
                                                        (IN MILLIONS)
Beginning of period...........................     $2,927.9        $3,015.0
End of period.................................      2,825.7         2,927.9
                                                   --------        --------
 Change during period.........................     $  102.2        $   87.1
                                                   ========        ========

NOTE 7. DEBT AND LINE OF CREDIT

     Short-term and long-term debt consists of the following:

                                                                            DECEMBER 31
                                                                          2001       2000
                                                                        ---------  --------
                                                                           (IN MILLIONS)
SHORT-TERM DEBT:
 Commercial paper.....................................................       --     $222.3
 Current maturities of long-term debt.................................  $ 124.6       23.0
                                                                        -------     ------
Total short-term debt.................................................    124.6      245.3
                                                                        -------     ------
LONG-TERM DEBT:
 Surplus notes, 7.38% maturing in 2024................................    447.3      447.2
 Notes payable, interest ranging from 5.43% to 14.0%, due in varying
  amounts through 2007................................................    296.0      109.8
                                                                        -------     ------
Total long-term debt..................................................    743.3      557.0
Less current maturities...............................................   (124.6)     (23.0)
                                                                        -------     ------
Long-term debt........................................................    618.7      534.0
                                                                        -------     ------
  Total debt..........................................................  $ 743.3     $779.3
                                                                        =======     ======

     The Company issues commercial paper primarily to meet working capital needs. The Company had no commercial paper outstanding at December 31, 2001. The weighted-average interest rate for outstanding commercial paper at December 31, 2000 was 6.59%. The weighted-average life for outstanding commercial paper at December 31, 2000 was approximately 11 days. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

     The issuance of surplus notes was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the surplus notes requires the prior approval of the Massachusetts Commissioner of Insurance.

     At December 31, 2001, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment which expires on July 26, 2002 and $500.0 million pursuant to a multi-year facility, which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2001. At December 31, 2001, the Company had no outstanding borrowings under the agreement.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7. DEBT AND LINE OF CREDIT (CONTINUED)

     Aggregate maturities of long-term debt are as follows: 2002-$124.6 million; 2003-$32.2 million; 2004-$31.5 million; 2005-$25.4 million; 2006-$7.5 million and thereafter-$522.1 million.

     Interest expense on debt, included in other operating costs and expenses, was $59.0 million, $62.6 million, and $70.1 million in 2001, 2000 and 1999, respectively. Interest paid amounted to $55.8 million in 2001, $63.4 million in 2000, and $70.1 million in 1999.

NOTE 8. MINORITY INTEREST

     Minority interest relates to preferred stock issued by Signature Tomato, a subsidiary of Signature Fruit, a subsidiary of the Company, which acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri-Valley Growers, Inc., a cooperative association, and equity interests in consolidated partnerships. For financial reporting purposes, the assets, the liabilities, and earnings of Signature Fruit and the partnerships are consolidated in the Company's financial statements.

     In conjunction with the transaction discussed above, Signature Tomato, a subsidiary of Signature Fruit, issued $2.1 million of 14.24% cumulative, voting preferred stock in exchange for debt. In addition, Signature Fruit sold 3.0% of its Class A membership shares to outside third parties with put options exercisable in a period from one to three years from acquisition. All amounts arising from these transactions have been included in minority interest in the accompanying consolidated balance sheets.

     The minority interest in the equity of consolidated partnerships of approximately $26.1 million reflects the original investment by minority shareholders in various consolidated partnerships, along with their proportional share of the earnings or losses of these partnerships.

NOTE 9. REINSURANCE

     The effect of reinsurance on premiums written and earned was as follows:

                                                      2001                    2000                    1999
                                                    PREMIUMS                PREMIUMS                PREMIUMS
                                               WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                                              ---------   --------    ---------   --------    ---------    --------
                                                                          (IN MILLIONS)
LIFE, HEALTH AND ANNUITY:
Direct ....................................   $ 3,076.8   $ 3,080.7   $ 3,181.1   $ 3,180.3   $ 2,940.2    $ 2,938.3
Assumed ...................................       427.7       427.7       465.3       465.4       311.3        311.3
Ceded .....................................    (1,156.5)   (1,156.5)   (1,255.0)   (1,255.0)   (1,228.5)    (1,228.5)
                                              ---------   ---------   ---------   ---------   ---------    ---------
 Net life, health and annuity premiums ....     2,348.0     2,351.9     2,391.4     2,390.7     2,023.0      2,021.1
                                              ---------   ---------   ---------   ---------   ---------    ---------
PROPERTY AND CASUALTY:
Direct ....................................          --          --          --          --          --           --
Assumed ...................................          --          --          --          --         0.3          0.3
Ceded .....................................          --          --          --          --          --           --
                                              ---------   ---------   ---------   ---------   ---------    ---------
 Net property and casualty premiums .......          --          --          --          --         0.3          0.3
                                              ---------   ---------   ---------   ---------   ---------    ---------
   Net premiums ...........................   $ 2,348.0   $ 2,351.9   $ 2,391.4   $ 2,390.7   $ 2,023.3    $ 2,021.4
                                              =========   =========   =========   =========   =========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 9. REINSURANCE (CONTINUED)

     For the years ended December 31, 2001, 2000 and 1999, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $552.7 million, $649.4 million, and $514.5 million, respectively.

     On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

     Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2001, would not be material.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans had been based on years of service and average compensation generally during the three years prior to retirement. In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees over a certain age and with at least a certain number of years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $115.9 million in 2001, $102.2 million in 2000, and $97.6 million in 1999. Plan assets consist principally of listed equity securities and corporate obligations and U.S. government securities.

     The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2001 or 2000. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $258.7 million, and $236.2 million, respectively, at December 31, 2001, and $256.3 million, and $244.3 million, respectively, at December 31, 2000. Non-qualified plan assets, at fair value, were $4.6 million and $0.8 million at December 31, 2000 and 1999, respectively.

     Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.6 million, $8.3 million, and $8.3 million, in 2001, 2000 and 1999, respectively.

     In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

     Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

     The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2001 and 2000, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
          (CONTINUED)

     The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                               YEARS ENDED DECEMBER 31
                                                             OTHER POSTRETIREMENT
                                      PENSION BENEFITS              BENEFITS
                                   ------------------------  ------------------------
                                      2001         2000        2001         2000
                                   -----------  -----------  ----------  ------------
                                                    (IN MILLIONS)
CHANGE IN BENEFIT
 OBLIGATION:
 Benefit obligation at
  beginning of year.............    $1,803.6     $1,905.3     $ 486.8      $ 443.2
 Service cost...................        30.7         34.0         5.9          7.8
 Interest cost..................       129.1        129.2        31.8         30.9
 Amendments.....................        50.1        (10.3)      (48.3)          --
 Actuarial loss (gain)..........        46.7       (143.7)       (1.3)        36.6
 Benefits paid..................      (127.1)      (110.9)      (29.6)       (31.7)
 Curtailment....................          --           --        (3.9)          --
                                    --------     --------     -------      -------
 Benefit obligation at end
  of year.......................     1,933.1      1,803.6       441.4        486.8
                                    --------     --------     -------      -------
CHANGE IN PLAN ASSETS:
 Fair value of plan assets
  at beginning of year..........     2,410.9      2,384.4       261.4        232.9
 Actual return on plan
  assets........................      (105.8)       125.2        (6.7)         0.3
 Employer contribution..........        18.9         12.2          --         35.5
 Benefits paid..................      (127.1)      (110.9)       (9.0)        (7.3)
                                    --------     --------     -------      -------
 Fair value of plan assets
  at end of year................     2,196.9      2,410.9       245.7        261.4
                                    --------     --------     -------      -------
Funded status...................       263.8        607.3      (195.7)      (225.4)
Unrecognized actuarial loss
 (gain).........................        24.3       (400.5)      (95.3)      (139.7)
Unrecognized prior service
 cost...........................        67.9         24.1       (47.5)        (1.4)
Unrecognized net transition
 asset..........................         0.1          0.2          --           --
                                    --------     --------     -------      -------
Prepaid (accrued) benefit
 cost, net......................    $  356.1     $  231.1     $(338.5)     $(366.5)
                                    ========     ========     =======      =======
AMOUNTS RECOGNIZED IN THE
CONSOLIDATED BALANCE SHEETS
CONSIST OF:
 Prepaid benefit cost...........    $  523.9     $  380.7
 Accrued benefit liability            (231.6)      (243.5)
 Intangible asset...............         0.5          6.0
 Accumulated other
  comprehensive income..........        63.3         87.9
                                    --------     --------
Prepaid benefit cost, net.......    $  356.1     $  231.1
                                    ========     ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
          (CONTINUED)

     The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                         YEARS ENDED DECEMBER 31
                                                        OTHER POSTRETIREMENT
                                 PENSION BENEFITS             BENEFITS
                             ------------------------  ---------------------
                                2001         2000         2001         2000
                             -----------  -----------  ----------  ------------
Discount rate.............      7.25%        7.25%       7.25%        7.25%
Expected return on plan
 assets...................      9.50%        9.00%       9.50%        9.00%
Rate of compensation
 increase.................      4.20%        4.77%       4.20%        4.77%

     For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

     For the prior valuation, a 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

     The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:

                                       YEARS ENDED DECEMBER 31
                                                        OTHER POSTRETIREMENT
                             PENSION BENEFITS                 BENEFITS
                        ---------------------------   ------------------------
                         2001      2000      1999      2001     2000      1999
                        --------  --------  --------  -------  -------  --------
                                            (IN MILLIONS)
Service cost.........   $  30.7   $  34.0   $  33.8   $  5.9   $  7.8    $  7.5
Interest cost........     129.1     129.2     119.0     31.8     30.9      28.7
Expected return on
 plan assets.........    (223.8)   (209.9)   (182.9)   (24.4)   (24.1)    (18.3)
Amortization of
 transition asset....       0.1     (12.0)    (12.1)      --       --        --
Amortization of prior
 service cost........       6.5       4.6       3.9     (2.2)    (0.2)     (0.2)
Recognized actuarial
 gain................     (18.3)     (9.3)     (6.3)    (6.8)    (8.7)     (8.5)
Other................        --        --        --     (3.9)      --        --
                        -------   -------   -------   ------   ------    ------
 Net periodic benefit
  (credit) cost......   $ (75.7)  $ (63.4)  $ (44.6)  $  0.4   $  5.7    $  9.2
                        =======   =======   =======   ======   ======    ======

     Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                1-PERCENTAGE     1-PERCENTAGE
                                               POINT INCREASE   POINT DECREASE
                                               --------------  ----------------
                                                       (IN MILLIONS)
Effect on total of service and interest costs
  in 2001.....................................     $ 4.0           $ (3.7)
Effect on postretirement benefit obligations
 as of December 31, 2001......................      42.2            (38.8)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11.  COMMITMENTS AND CONTINGENCIES

     The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, and other invested assets and to issue mortgage loans on real estate totaling $518.4 million, $0.3 million, $491.2 million and $212.9 million, respectively at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.2 billion at December 31, 2001. The majority of these commitments expire in 2002.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  Class Action

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $52.7 million and $224.0 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $30.0 million and $140.2 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

     Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

  Harris Trust

     Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried to a Federal District Court judge in 1997.The judge issued an opinion in November 2000.

     In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

     The Company believes that the underlying case was incorrectly decided and there are promising grounds for challenging the District Court's decision. Therefore, the Company has filed an appeal and believes that it is probable that the Appeals Court will reverse the lower court's decision. Notwithstanding what the Company believes to be the merits of the Company's position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY

  (a) Common Stock

  As result of the Reorganization, as described in Note 1, the Company was converted to a stock life insurance company. The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

 (b) Other Comprehensive Income

  The components of accumulated other comprehensive income are as follows:

                                                                NET
                                                            ACCUMULATED     FOREIGN                  ACCUMULATED
                                                NET         GAIN (LOSS)    CURRENCY     MINIMUM         OTHER
                                             UNREALIZED     ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIV
                                           GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                          --------------  -------------  -----------  ----------   ------------
                                                                        (IN MILLIONS)
Balance at December 31, 1998 ..........       $ 320.5            --         $(0.7)      $(38.3)        $ 281.5
Gross unrealized gains (losses)
  (net of deferred income tax
  benefit of $234.7 million) ..........        (453.8)           --            --           --          (453.8)
Reclassification  (losses),
 realized in net income
 (net of tax expense of
 $4.5 million) .......................            8.2            --            --           --             8.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $40.1 million) ............          74.6            --            --           --            74.6
Adjustment for deferred policy
 acquisition costs and  present
 value of future  profits (net
 of deferred income tax
 expense of $60.7  million) ...........         119.6            --            --           --           119.6
                                              -------          -----        -----       ------         -------
Net unrealized gains (losses) .........        (251.4)           --            --           --          (251.4)
Foreign currency translation
 adjustment ...........................            --            --          (1.8)          --            (1.8)
Minimum pension liability (net of
 deferred income tax
 benefit of $12.3 million) ............            --            --            --        (22.9)          (22.9)
                                              -------          -----        -----       ------         -------
Balance at December  31, 1999 .........       $  69.1            --         $(2.5)      $(61.2)        $   5.4
                                              =======          =====        =====       ======         =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY (CONTINUED)

                                                             NET
                                                         ACCUMULATED     FOREIGN                  ACCUMULATED
                                             NET         GAIN (LOSS)    CURRENCY     MINIMUM         OTHER
                                          UNREALIZED     ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIVE
                                        GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                        --------------  -------------  -----------  ----------   -------------
                                                                    (IN MILLIONS)
Balance at December  31, 1999 .........     $ 69.1            --         $(2.5)      $(61.2)        $  5.4
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $8.1 million) .............      (12.7)           --            --           --          (12.7)
Reclassification adjustments for
 gains (losses), realized in net
 income (net of tax expense of
 $59.8 million) .......................      111.2            --            --           --          111.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $3.6 million) .............       (6.8)           --            --           --           (6.8)
Adjustment for policyholder dividend
 obligation (net of income tax
 benefit of $4.7 million ..............       (8.8)           --            --           --           (8.8)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 expense of $15.4 million) ............      (28.3)           --            --           --          (28.3)
                                            ------         -----         -----       ------         ------
Net unrealized gains (losses) .........       54.6            --            --           --           54.6
Foreign currency translation
 adjustment ...........................         --            --          (1.5)          --           (1.5)
Minimum pension liability (net of
 deferred income tax
 benefit of $4.4 million) .............         --            --            --          8.2            8.2
                                            ------         -----         -----       ------         ------
Balance at December 31, 2000 ..........     $123.7            --         $(4.0)      $(53.0)        $ 66.7
                                            ======         =====         =====       ======         ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY (CONTINUED)

                                                              NET
                                                          ACCUMULATED     FOREIGN                  ACCUMULATED
                                              NET         GAIN (LOSS)    CURRENCY     MINIMUM         OTHER
                                           UNREALIZED     ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIVE
                                         GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                        --------------  -------------  -----------  ----------   -------------
                                                                       (IN MILLIONS)
Balance at December 31, 2000 ...........     $123.7             --         $(4.0)      $(53.0)        $ 66.7
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $49.1 million) .............      (88.3)            --            --           --          (88.3)
Reclassification adjustment for
 gains (losses), realized in net
 income (net of tax expense of
 $80.8 million) ........................      150.1             --            --           --          150.1
Adjustment for participating
 group annuity contracts (net
 of deferred income tax
 benefit of $5.1 million) ..............       (9.5)            --            --           --           (9.5)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net of
 deferred income tax benefit
 of $25.8 million) .....................      (47.8)            --            --           --          (47.8)
Adjustment for net shadow
 policyholder dividend
 obligation (net of tax benefit
 of $46.1 million) .....................      (85.6)            --            --           --          (85.6)
                                             ------          -----         -----       ------         ------
Net unrealized gains (losses) ..........      (81.1)            --            --           --          (81.1)
Foreign currency
 translation adjustment ................         --             --           1.0           --            1.0
Minimum pension liability (net
 of deferred income tax
 expense of $8.2 million) ..............         --             --            --         15.2           15.2
Net accumulated gains (losses)
 on cash flow hedges (net
 of tax benefit of  $2.1
 million) ..............................         --           (3.8)           --           --           (3.8)
Change in accounting principle
 (net of income tax expense of
 $122.6 million) .......................      204.7           22.9            --           --          227.6
                                             ------          -----         -----       ------         ------
Balance at December 31, 2001 ...........     $247.3          $19.1         $(3.0)      $(37.8)        $225.6
                                             ======          =====         =====       ======         ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY (CONTINUED)

  Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                                                           YEAR ENDED
                                                                                  2001       2000       1999
                                                                                ---------  --------  ---------
                                                                                        (IN MILLIONS)
BALANCE, END OF YEAR COMPRISES:
 Unrealized investment gains (losses) on:
  Fixed maturities ...........................................................  $ 294.1    $ 103.0    $(190.5)
  Equity investments .........................................................    129.2      258.5      136.6
  Derivatives and other ......................................................    205.0     (155.8)     107.5
                                                                                -------    -------    -------
Total ........................................................................    628.3      205.7       53.6
AMOUNTS OF UNREALIZED INVESTMENT (GAINS) LOSSES ATTRIBUTABLE TO:
  Participating group annuity contracts ......................................    (49.0)     (34.4)     (24.0)
  Deferred policy acquisition cost and present value of future profits .......    (51.0)      22.6       66.3
  Policyholder dividend obligation ...........................................   (145.2)     (13.5)        --
  Deferred federal income taxes ..............................................   (135.8)     (56.7)     (26.8)
                                                                                -------    -------    -------
Total ........................................................................   (381.0)     (82.0)      15.5
                                                                                -------    -------    -------
Net unrealized investment gains ..............................................  $ 247.3    $ 123.7    $  69.1
                                                                                =======    =======    =======

(c) Statutory Results

    The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

    The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Life Company the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

    Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." As a result of this permitted practice, the Company's reported statutory surplus as of December 31, 2001 is increased by $319.5 million over what it would be under NAIC SAP. Statutory net income is not impacted by this permitted practice.

    In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY (CONTINUED)

     Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company. Investors Guaranty Life Insurance Company, a former subsidiary of the Company, was sold in 2001, and its statutory net income for the period January 1, 2001 to May 22, 2001 and for the years 2000 and 1999, and its statutory surplus at December 31, 2000 and 1999, are included in the table below.

                                    AS OF OR FOR THE YEARS ENDED DECEMBER 31
                                        2001           2000           1999
                                        ----           ----           ----
                                                  (IN MILLIONS)
Statutory surplus.................    $3,513.6       $3,700.5       $3,456.7
Statutory net income..............       631.4          617.6          573.2



     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 13.  SEGMENT INFORMATION

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

 Protection Segment

     Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

 Asset Gathering Segment

     Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

 Guaranteed and Structured Financial Products (G&SFP) Segment

     Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

 Investment Management Segment

     Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

 Corporate and Other Segment

     Primarily consists of the Company's international group insurance program, certain corporate operations, and businesses that are either disposed or in run-off. The international group insurance program consists of an international network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting changes.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions)

  :

                                      ASSET                 INVESTMENT  CORPORATE
2001                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Segment revenues......  $ 3,054.7   $ 1,155.0   $ 2,369.5   $  143.2    $  650.6     $ 7,373.0
Net realized
 investment and other
 gains (losses).......      (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                        ---------   ---------   ---------   --------    --------     ---------
Revenues..............  $ 2,956.6   $ 1,100.2   $ 2,248.4   $  143.0    $  675.8     $ 7,124.0
                        =========   =========   =========   ========    ========     =========
Net investment income   $ 1,258.5   $   498.5   $ 1,834.5   $   28.7    $   26.0     $ 3,646.2
NET INCOME:
Segment after-tax
 operating
 income...............      284.3       148.3       238.0       29.8        55.4         755.8
Realized investment
 gains
 (losses), net........      (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit.          --          --          --         --       (19.5)        (19.5)
Restructuring charges        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax...........        9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of
accounting
changes, net of tax          11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                        ---------   ---------   ---------   --------    --------     ---------
Net income............  $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment revenues         --          --          --   $   28.0    $  (28.0)           --
Equity in net income
 of investees
 accounted for by the
 equity
 method...............  $    12.9   $     7.0   $    24.8        6.9         4.8     $    56.4
Amortization of
 deferred policy
 acquisition costs....      171.3        75.0         2.4         --         0.3         249.0
Interest expense......        0.9         1.9          --       12.4        43.8          59.0
Income tax expense....      108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets........   28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

                                         ASSET              INVESTMENT  CORPORATE
2001                       PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----                       ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED
 INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
Net realized
 investment and other
 gains (losses)............  (122.9)     (76.4)     (78.8)      3.0       25.2         (249.9)
Less amortization of
 deferred policy
 acquisition costs
 related to net
 realized investment
 and other gains
 (losses)..................     7.8       21.6         --        --         --           29.4
Less amounts credited
 to participating
 pension contractholder
 accounts..................      --         --      (42.3)       --         --          (42.3)
Add amounts credited
 to the policyholder
 dividend obligation.......    17.0         --         --        --         --           17.0
                            -------     ------    -------     -----      -----        -------
Net realized
 investment and other
 gains (losses), net
 of related
 amortization of
 deferred policy
 acquisition costs,
 amounts credited to
 participating pension
 contractholders and
 amounts credited to the
 policyholder dividend
 obligation-per the
 consolidated financial
 statements................   (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized
 investment and
 other gains (losses)
 attributable to
 mortgage
 securitizations...........      --         --         --      (3.2)        --           (3.2)
                            -------     ------    -------     -----      -----        -------
Net realized
 investment and other
 gains (losses), net-pre
 -tax adjustment made to
 calculate segment
 operating income..........   (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect.....    35.9       20.1       44.1        --       (8.6)          91.5
                            -------     ------    -------     -----      -----        -------
Net realized
 investment and other
 gains (losses),
 net-after-tax
 adjustment made to
 calculate segment
 operating income.......... $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                            =======     ======    =======     =====      =====        =======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

                                          ASSET                 INVESTMENT  CORPORATE
2000                        PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                        ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Segment revenues........... $ 2,887.0   $ 1,195.9   $ 2,427.2    $  212.0   $  577.0     $ 7,299.1
Net realized
investment and other
gains (losses).............     (24.4)       15.4       (64.7)        7.1      141.7          75.1
                            ---------   ---------   ---------    --------   --------     ---------
Revenues................... $ 2,862.6   $ 1,211.3   $ 2,362.5    $  219.1   $  718.7     $ 7,374.2
                            =========   =========   =========    ========   ========     =========
Net investment income...... $ 1,196.3   $   445.8   $ 1,741.9    $   22.7   $  157.2     $ 3,563.9
NET INCOME:
Segment after-tax
 operating income..........     238.8       128.8       211.6        46.8       82.4         708.4
Realized investment
 gains (losses), net.......     (18.2)       18.6       (40.5)        4.4       87.3          51.6
Restructuring charges            (6.7)       (1.4)       (2.6)         --       (1.3)        (12.0)
Surplus tax................      20.8         0.6         6.5          --       18.1          46.0
Demutualization
 expenses..................       1.6         0.4         0.4          --        0.1           2.5
Other demutualization
 related costs.............      (6.8)       (1.3)       (1.7)         --       (0.2)        (10.0)
Group pension dividend
 transfer..................        --          --         5.7          --         --           5.7
                            ---------   ---------   ---------    --------   --------     ---------
Net income................. $   229.5   $   145.7   $   179.4    $   51.2   $  186.4     $   792.2
                            =========   =========   =========    ========   ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment revenues.....        --          --          --    $   39.1   $  (39.1)           --
Equity in net income
 of investees accounted
 for by the equity
 method.................... $     7.5   $     3.5   $    11.2        16.8      104.8     $   143.8
Amortization of
 deferred policy
 acquisition costs.........     106.0        78.8         2.6          --       (0.3)        187.1
Interest expense...........       2.9         3.5         1.0        12.1       43.1          62.6
Income tax expense.........      82.0        57.9        78.3        35.2       55.5         308.9
Segment assets.............  27,091.5    14,067.2    31,161.1     3,124.5    2,967.7      78,412.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

                                                        ASSET             INVESTMENT  CORPORATE
2000                                      PROTECTION  GATHERING  G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----                                      ----------  ---------  -------  ----------  ---------  -------------
NET REALIZED INVESTMENT AND
 OTHER GAINS (LOSSES) DATA:
Net realized investment and other
 gains (losses) .........................   (23.2)      18.9      (57.8)     10.3       141.7         89.9
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other
 gains (losses) .........................    12.9       (3.5)        --        --          --          9.4
Less amounts credited to
 participating pension
 contractholder accounts ................      --         --       (6.9)       --          --         (6.9)
Less amounts credited to
 policyholder dividend
 obligation .............................   (14.1)        --         --        --          --        (14.1)
                                           ------      -----     ------     -----      ------       ------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs, amounts
 credited to participating pension
 contractholders and amounts
 credited to the policyholder
 dividend obligation- per
 consolidated financial
 statements .............................   (24.4)      15.4      (64.7)     10.3       141.7         78.3
Less net realized investment and
 other gains (losses) attributable
 to mortgage securitizations ............      --         --         --      (3.2)         --         (3.2)
                                           ------      -----     ------     -----      ------       ------
Net realized investment and other
 gains (losses), net-pre-tax
 adjustment made to calculate
 segment operating income ...............   (24.4)      15.4      (64.7)      7.1       141.7         75.1
Less income tax effect ..................     6.2        3.2       24.2      (2.7)      (54.4)       (23.5)
                                           ------      -----     ------     -----      ------       ------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate
 segment operating income ...............  $(18.2)     $18.6     $(40.5)    $ 4.4      $ 87.3       $ 51.6
                                           ======      =====     ======     =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

                                              ASSET                 INVESTMENT  CORPORATE
1999                            PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                            ----------  ----------  ----------  ----------  ---------  -------------
REVENUES:
Segment revenues ...........    $ 2,756.9   $ 1,057.3   $ 2,028.2   $  189.9    $  532.4     $ 6,564.7
Net realized
 investment and other
 gains (losses) ............        173.6       (11.0)       93.3        3.1       (61.7)        197.3
                                ---------   ---------   ---------   --------    --------     ---------
Revenues ...................    $ 2,930.5   $ 1,046.3   $ 2,121.5   $  193.0    $  470.7     $ 6,762.0
                                =========   =========   =========   ========    ========     =========
Net investment income ......    $ 1,101.9   $   388.6   $ 1,681.3   $   45.9    $  121.2     $ 3,338.9
NET INCOME:
Segment after-tax operating
 income ....................        188.7       115.1       201.7       37.3        45.6         588.4
Realized investment gains
 (losses), net .............        108.6        (6.9)       58.4        2.0       (45.6)        116.5
Class action lawsuit .......           --          --          --         --       (91.1)        (91.1)
Restructuring charges ......         (8.6)       (7.3)       (0.6)        --        (0.5)        (17.0)
Surplus tax ................        (12.5)       (1.0)       (6.5)        --        (2.3)        (22.3)
Workers compensation
 reinsurance reserves ......           --          --          --         --      (133.7)       (133.7)
Group pension dividend
 transfer ..................           --          --      (205.8)        --          --        (205.8)
Demutualization expenses ...        (61.3)      (13.0)      (16.1)        --        (2.2)        (92.6)
Other demutualization
 related costs .............         (4.6)       (0.9)       (1.1)        --        (0.2)         (6.8)
Cumulative effect of
 accounting change .........           --        (9.6)         --       (0.1)         --          (9.7)
                                ---------   ---------   ---------   --------    --------     ---------
Net income .................    $   210.3   $    76.4   $    30.0   $   39.2    $ (230.0)    $   125.9
                                =========   =========   =========   ========    ========     =========
SUPPLEMENTAL INFORMATION:
Inter-segment revenues .....           --          --          --   $   43.6    $  (43.6)           --
Equity in net income of
 investees accounted
for by the equity method ...    $    46.2   $    (0.3)  $    14.3        3.5         1.4     $    65.1
Amortization of deferred
 policy acquisition costs ..         69.2        53.5         3.1         --        (0.8)        125.0
Interest expense ...........          0.7         6.2          --        5.3        57.9          70.1
Income tax expense
 (credit) ..................        138.9        52.6        (7.5)      26.5      (129.0)         81.5
Segment assets .............     25,372.1    14,297.2    30,370.5    3,531.4     2,488.7      76,059.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)


NET REALIZED INVESTMENT AND
 OTHER GAINS (LOSSES) DATA:
Net realized investment and other
 gains (losses) ..........................    228.4    (16.1)    97.4      6.6    (61.7)   254.6
Less amortization of deferred
 policy acquisition costs related
 to net realized investment and
 other gains (losses) ....................    (54.8)     5.1       --       --       --    (49.7)
Less amounts credited  to
 participating pension
 contractholder accounts .................       --       --    (35.3)      --       --    (35.3)
                                           -------- -------- -------- -------- -------- --------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs and
 amounts credited to participating
 pension contractholders - per
 consolidated financial statements .......    173.6    (11.0)    62.1      6.6    (61.7)   169.6
Less net realized investment and
 other gains (losses) attributable
 to mortgage securitizations
 and investments backing
 short-term funding agreements ...........       --       --     31.2     (3.5)      --     27.7
Less gain on sale of business ............       --       --       --       --    (33.0)   (33.0)
                                           -------- -------- -------- -------- -------- --------
Net realized investment and
 other gains (losses), net-pre-tax
 adjustment made to calculate
 segment operating income ................    173.6    (11.0)    93.3      3.1    (94.7)   164.3
Less income tax effect ...................    (65.0)     4.1    (34.9)    (1.1)    49.1    (47.8)
                                           -------- -------- -------- -------- -------- --------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate
 segment operating income ................ $  108.6 $   (6.9)$   58.4 $    2.0 $  (45.6)$  116.5
                                           ======== ======== ======== ======== ======== ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

  The Company operates primarily in the United States and also in Indonesia. In addition, the international group insurance program consists of a network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:


                                                              INCOME BEFORE
                                                               INCOME TAXES
                                                              AND CUMULATIVE
                                               LONG-LIVED       EFFECT OF
LOCATION                     REVENUES  ASSETS    ASSETS     ACCOUNTING CHANGES
--------                     --------  ------  ----------  --------------------
                                              (IN MILLIONS)
2001
United States .............  $6,917.4  $533.8  $81,052.9         $  761.4
Foreign - other ...........     206.6     0.6       71.8              6.0
                             --------  ------  ---------         --------
                             $7,124.0  $534.4  $81,124.7         $  767.4
                             ========  ======  =========         ========
2000
United States .............  $7,201.4  $419.6  $78,346.9         $1,093.4
Foreign - other ...........     172.8     0.3       65.1              7.7
                             --------  ------  ---------         --------
                             $7,374.2  $419.9  $78,412.0         $1,101.1
                             ========  ======  =========         ========
1999
United States .............  $6,573.0  $440.0  $75,993.0         $  211.2
Foreign - other ...........     189.0     0.4       66.9              5.9
                             --------  ------  ---------         --------
                             $6,762.0  $440.4  $76,059.9         $  217.1
                             ========  ======  =========         ========

  The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                      DECEMBER 31
                                     --------------------------------------------
                                             2001                   2000
                                     --------------------   ---------------------
                                     CARRYING     FAIR      CARRYING       FAIR
                                       VALUE      VALUE       VALUE        VALUE
                                     ---------  ----------  ----------  ----------
                                                     (IN MILLIONS)
ASSETS
Fixed maturities:
 Held-to-maturity .................  $ 1,923.5  $ 1,908.2   $14,145.1    $13,965.8
 Available-for-sale ...............   36,072.1   36,072.1    15,925.4     15,925.4
Equity securities:
 Available-for-sale ...............      562.3      562.3       846.1        846.1
 Trading securities ...............        1.4        1.4         1.6          1.6
Mortgage loans on real estate .....    9,667.0   10,215.0     9,659.4     10,075.2
Policy loans ......................    1,927.0    1,927.0       447.9        447.9
Short-term investments ............       78.6       78.6       174.9        174.9
Cash and cash equivalents .........    1,025.3    1,025.3     2,966.3      2,966.3
Derivatives:
Futures contracts, net ............         --         --       (14.8)       (14.8)
Interest rate swap agreements .....       24.9       24.9      (178.2)      (296.8)
Interest rate swap CMT ............        7.5        7.5          --           --
Interest rate cap agreements ......        3.6        3.6         0.1          0.1
Interest rate floor agreements ....       56.5       56.5          --           --
Interest rate swaption
 agreements .......................         --         --        (1.3)        (1.3)
Currency rate swap agreements .....      401.6      401.6        11.4         11.4
Equity collar agreements ..........       16.7       16.7        11.7         11.7
LIABILITIES:
Debt ..............................      743.3      758.8       779.3        771.5
Guaranteed investment contracts and
 funding agreements ...............   16,142.7   15,947.0    14,333.9     13,953.8
Fixed rate deferred and
 immediate annuities ..............    6,212.2    6,123.3     5,195.2      5,101.3
Supplementary contracts
 without life contingencies .......       54.4       58.4        60.0         63.1
Derivatives:
Futures contracts, net ............        0.9        0.9         1.4          1.4
Interest rate swap agreements .....      420.3      420.3          --        114.3
Interest rate swap CMT ............         --         --          --         (5.2)
Interest rate cap agreements ......         --         --         2.1          2.1
Interest rate floor agreements ....         --         --        59.0         59.0
Interest rate swaption
 agreements .......................        1.3        1.3          --           --
Currency rate swap agreements .....      318.2      318.2          --       (473.0)
Equity collar agreements ..........       18.9       18.9          --           --
Commitments .......................         --   (1,241.3)         --     (1,694.2)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  On January 5, 2000, the Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS' common stock. In 2001, JHFS' Board adopted and the shareholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended, the Long-Term Stock Incentive Plan) and the Non-Employee Directors Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

  The maximum number of shares of JHFS common stock available under the Long-Term Stock Incentive Plan is 40,741,403. Of these, no more than 8,148,281 shares shall be available for stock awards, and the maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

  The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. If a director elects to have the remaining 50% of their retainer invested in shares of the JHFS' common stock through purchases on the open market, JHFS grants a partial matching stock award, which is forfeitable within three years prior to a change of control if his/her service as a director terminates (other than for death, disability or retirement). In addition, on shareholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each director received a non-qualified stock option award of 15,000 shares and annually thereafter will receive non-qualified stock option awards for 5,000 shares (except that each new director shall receive an option exercisable for 15,000 shares and will not be eligible for an annual grant in the same year.)

  The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 11.0 million options to the Company's employees during the year ended December 31, 2001. Options outstanding under the Long-Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest immediately, and expire five years after grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  The status of JHFS stock options held by the Company's employees under the Long-Term Stock Incentive Plan and by Directors of the Company under the Non-Employee Directors' Long-Term Stock Incentive Plan are summarized below as of December 31:


                                                      WEIGHTED-
                                                       AVERAGE        SHARES SUBJECT       WEIGHTED-
                                       NUMBER OF    EXERCISE PRICE   TO EXERCISABLE     AVERAGE EXERCISE
                                       OPTIONS        PER OPTION         OPTIONS        PRICE PER OPTION
                                    --------------  --------------  -----------------  ------------------
                                    (IN THOUSANDS)                   (IN THOUSANDS)
Outstanding at February 1, 2000              --             --
 Granted                                4,165.0         $14.06
 Exercised                                  0.2          13.94
 Canceled                                 275.8          13.94
                                       --------         ------
Outstanding at December 31, 2000        3,889.0         $14.07
                                       ========         ======
 Granted                               10,992.1          35.96
 Exercised                                746.3          14.05
 Canceled                                 984.8          29.61
                                       --------         ------           -------             ------
Outstanding at December 31, 2001       13,150.0         $31.21           2,270.5             $26.03
                                       ========         ======           =======             ======

  The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plans been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years. The effects of applying SFAS No. 123 on proforma disclosures of net income indicated below are not likely to be representative of the pro-forma effects on net income in future years for the following reasons: 1) the number of future shares to be issued under these plans is not known, 2) the effect of an additional year of vesting options granted in prior years is not considered in the assumptions and 3) the assumptions used to determine the fair value can vary significantly.

  The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to the employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the employee stock options.

  The estimated weighted-average fair value per share using the Black-Scholes option valuation model is $9.24 and $3.66, respectively, for the years ending December 31, 2001 and 2000, using the following assumptions:

                              2001                   2000
                      --------------------  --------------------
Expected term               3-5 years              2 -5 years
Risk free rate (1)          4.6%-6.0%              4.8%-5.6%
Dividend yield                 1.0%                   1.8%
Expected volatility           32.0 %                 24.0 %

(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:


                                                YEAR ENDED           FOR THE PERIOD
                           YEAR ENDED        DECEMBER 31, 2000     FEBRUARY 1 THROUGH
                        DECEMBER 31, 2001  PRO FORMA (UNAUDITED)   DECEMBER 31, 2000
                        -----------------  ---------------------  --------------------
                                               (IN MILLIONS)
Net income:
 As reported                 $573.9               $792.2                 $750.3
 Pro forma (unaudited)        540.6                790.0                  748.8




  The following table summarizes information about JHFS' stock options held by the Company's employees, outstanding at December 31, 2001:


                 NUMBER OF     WEIGHTED-AVERAGE                      NUMBER OF
  RANGE OF        OPTIONS         REMAINING      WEIGHTED-AVERAGE   EXERCISABLE       WEIGHTED-AVERAGE
   EXERCISE     OUTSTANDING    CONTRACTUAL LIFE   EXERCISE PRICE     OPTIONS AT      EXERCISE PRICE PER
    PRICE       AT 12/31/01        (YEARS)          PER OPTION        12/31/01       EXERCISABLE OPTION
-------------  --------------  ----------------  ----------------  --------------  ----------------------
               (IN THOUSANDS)                                      (IN THOUSANDS)
$12.29-$16.39      2,849.3           3.2              $13.94          1,013.9              $13.94
$20.49-$24.58         35.2           3.6               23.59             16.6               23.59
$32.78-$36.88      9,240.0           4.1               35.55          1,045.0               35.53
$36.88-$40.98      1,025.5           4.4               39.31            195.0               38.18
                  --------           ---              ------          -------              ------
                  13,150.0           3.9              $30.92          2,270.5              $26.03
                  ========           ===              ======          =======              ======

  In February 2001, JHFS implemented the Signator Stock Options Grant Program, under the Long-Term Stock Incentive Plan. The program granted 339,307 stock options to non-employee general agents (agents) at the market price of $35.53 per share. The stock options vest over a two-year period, subject to continued participation in the JHFS sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for the grant over a 24-month period commencing on grant date at a fair value of $9.24 per option determined by the Black-Scholes option valuation model. Total expense recognized for the year ended December 31, 2001, is $1.3 million. The total grant date fair value of the stock options granted under the program from January 1, 2001 through December 31, 2001, is $3.1 million. During 2001, 4,737 stock options were forfeited with a total grant date price of $0.01 million. The outstanding option balance in the Signator Grant Program is 334,570 at December 31, 2001.

  On March 13, 2000, JHFS granted 281,084 shares of non-vested stock to key Company personnel at a weighted- average grant price of $14.34 per share. These grants of non-vested stock are forfeitable and vest at three or five years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2000 through December 31, 2000 is $4.0 million. During 2001 and 2000, 12,142 and 50,837 shares of this non-vested stock were forfeited with a total grant date price of $0.2 million and $0.7 million, respectively. The outstanding share balance in the 2000 plan is 218,105 as of December 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  On February 12, March 12 and March 15, 2001, JHFS granted an aggregate 265,391 total shares of non-vested stock to key Company personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2001, 16,414 shares of non-vested stock were forfeited with a total grant-date price of $0.6 million. The outstanding share balance in the 2001 plan is 248,977.

  During 2001, JHFS granted 72,749 shares of non-vested stock to Company executive officers at a weighted-average grant price of $35.72 per share. These grants of non-vested stock are forfeitable and vest at three or five years of
service within the Company.   The Company amortizes compensation expense for the
grant over the vesting period. Total amortization for the period ending December 31, 2001, is $0.3 million. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.5 million. The outstanding share balance in the Executive Restricted Stock Compensation Plan is 58,749 at December 31, 2001.

  In 2001, JHFS issued 3,129 shares to Non-Employee Directors as payment of 50% of their quarterly retainer. These shares are not forfeitable and vest immediately. The total grant-date price of this stock issued to the Company's non-employee directors from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest one half of their quarterly retainer in JHFS' common stock in lieu of receiving cash. JHFS will match any investment at a rate of 50%. The restricted stock given as matching shares, is forfeitable and vests over three years, thus amortizes the balance to director compensation expense over the vesting period. At December 31, 2001, 256 shares were matched under the program at a weighted-average grant price per share of $39.07. Total amortization expense recognized for the period ending December 31, 2001 is $0.01 million. There were no forfeitures through December 31, 2001.

  On January 9, 2002, the Compensation Committee of JHFS' Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 550.0 thousand shares of non-vested stock was granted, with a total grant date price of $22.9 million. A total of 6.2 million options were granted, with a grant date fair value of $12.57 per option as determined by the Black-Scholes option valuation model.

  On February 5, 2002, the Compensation Committee of JHFS' Board of Directors approved stock grants to executive officers and approved stock and stock option
grants to certain key employees and agents of the Company.   A total of 87.4
thousand shares of non-vested stock was issued by the Company to executive officers for cash totaling $3.3 million or $38.22 per share. A total of 154.6 thousand shares of non-vested stock was granted to certain key personnel, with a total grant price of $5.9 million. This program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. A total of 602.0 thousand options were granted, with a grant date price of $11.34 per option as determined by the Black-Scholes option valuation model.

  Stock Ownership Loan Program

  In January 2000, JHFS adopted a loan program whereby JHFS may extend credit to key Company executives to purchase JHFS stock in order for them to meet mandatory stock ownership requirements. These full recourse loans bear interest at variable rates and principal and interest are payable no later than the death of the executive, termination of employment or five years. As of December 31, 2001 and 2000, these amounts loaned by JHFS to Company executives were $2.9 million and $3.6 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)


                  COLUMN A                COLUMN B   COLUMN C        COLUMN D

                                                                    AMOUNT AT
                                                                   WHICH SHOWN
                                                                     IN THE
                                                                  CONSOLIDATED
TYPE OF INVESTMENT                        COST (2)     VALUE      BALANCE SHEET
------------------                        ---------  ---------   ---------------
FIXED MATURITY SECURITIES,
 AVAILABLE-FOR-SALE:
Bonds:
United States government and government
 agencies and authorities................ $   332.7  $   330.1     $   330.1
States, municipalities and political
 subdivisions............................     202.6      206.9         206.9
Foreign governments......................     457.0      497.8         497.8
Public utilities.........................   3,178.5    3,198.0       3,198.0
Convertibles and bonds with warrants
 attached................................     496.7      503.5         503.5
All other corporate bonds................  30,405.2   30,644.0      30,644.0
Certificates of deposits.................        --         --            --
Redeemable preferred stock...............     705.3      691.8         691.8
                                          ---------  ---------     ---------
Total fixed maturity securities,
 available-for-sale...................... $35,778.0  $36,072.1     $36,072.1
                                          =========  =========     =========
EQUITY SECURITIES, AVAILABLE-FOR-SALE:
Common stocks:
Public utilities.........................        --         --            --
Banks, trust and insurance companies.....        --         --            --
Industrial, miscellaneous and all other.. $   307.2  $   433.7     $   433.7
Non-redeemable preferred stock...........     125.9      128.6         128.6
                                          ---------  ---------     ---------
Total equity securities,
 available-for-sale...................... $   433.1  $   562.3     $   562.3
                                          =========  =========     =========
FIXED MATURITY SECURITIES,
 HELD-TO-MATURITY:
Bonds
United States government and government
 agencies and authorities................ $    25.8  $    27.2     $    25.8
States, municipalities and political
 subdivisions............................     509.8      499.6         509.8
Foreign governments......................        --         --            --
Public utilities.........................     140.2      140.1         140.2
Convertibles and bonds with warrants
 attached................................        --         --            --
All other corporate bonds................   1,169.1    1,164.4       1,169.1
Certificates of deposits.................      78.6       76.9          78.6
Redeemable preferred stock...............        --         --            --
                                          ---------  ---------     ---------
Total fixed maturity securities,
 held-to-maturity........................ $ 1,923.5  $ 1,908.2     $ 1,923.5
                                          =========  =========     =========


The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)


                  COLUMN A                COLUMN B   COLUMN C        COLUMN D

                                                                   AMOUNT AT
                                                                  WHICH SHOWN
                                                                    IN THE
                                                                 CONSOLIDATED
TYPE OF INVESTMENT                        COST (2)     VALUE     BALANCE SHEET
------------------                        ---------  ---------  ---------------
EQUITY SECURITIES, TRADING:
Common stocks:
Public utilities.........................        --         --            --
Banks, trust and insurance companies.....        --         --            --
Industrial, miscellaneous and all other   $     2.7  $     1.4     $     1.4
Non-redeemable preferred stock...........        --         --            --
                                          ---------  ---------     ---------
Total equity securities, trading.........       2.7        1.4           1.4
                                          ---------  ---------     ---------
Mortgage loans on real estate, net (1)...   9,779.8       XXXX       9,667.0
REAL ESTATE, NET:
Investment properties (1)................     290.0       XXXX         253.3
Acquired in satisfaction of debt (1).....     174.0       XXXX         127.1
Policy loans.............................   1,927.0       XXXX       1,927.0
Other long-term investments (2)..........   1,676.9       XXXX       1,676.9
Short-term investments...................      78.6       XXXX          78.6
                                          ---------  ---------     ---------
Total investments........................ $52,060.5  $38,544.0     $52,289.2
                                          =========  =========     =========


(1) Difference between Column B and Column D is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation. See Note 3 to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)

    COLUMN A                          COLUMN B          COLUMN C      COLUMN D        COLUMN E           COLUMN F

                                                        FUTURE
                                                        POLICY                         OTHER
                                                       BENEFITS,                      POLICY
                                      DEFERRED          LOSSES,                       CLAIMS
                                       POLICY           CLAIMS                          AND
                                    ACQUISITION        AND LOSS       UNEARNED        BENEFITS           PREMIUM
SEGMENT                                COSTS           EXPENSES     PREMIUMS (1)     PAYABLE (1)         REVENUE
-------                             -----------       ----------    ------------     -----------       -----------
2001:
Protection ...................       $ 2,557.1        $ 18,369.2        $ 280.4         $ 102.0         $ 1,363.8
Asset Gathering ..............           616.2           6,689.4             --             0.1              74.8
Guaranteed & Structured
 Financial Products ..........             8.8          24,375.1           65.7             4.9             483.3
Investment Management ........              --                --             --              --                --
Corporate & Other ............             4.2           1,284.4           (0.1)           96.8             430.0
                                     ---------        ----------        -------         -------         ---------
Total ........................       $ 3,186.3        $ 50,718.1        $ 346.0         $ 203.8         $ 2,351.9
                                     =========        ==========        =======         =======         =========
2000:
Protection ...................       $ 2,455.7        $ 16,671.2        $ 262.6         $  89.9         $ 1,295.5
Asset Gathering ..............           558.2           5,619.9             --            (4.5)             63.4
Guaranteed & Structured
 Financial Products ..........             8.5          21,944.2           60.4             0.7             620.3
Investment Management ........              --                --             --              --                --
Corporate & Other ............             4.7           1,488.3            0.1           170.3             411.5
                                     ---------        ----------        -------         -------         ---------
Total ........................       $ 3,027.1        $ 45,723.6        $ 323.1         $ 256.4         $ 2,390.7
                                     =========        ==========        =======         =======         =========
1999:
Protection ...................       $ 2,291.6        $ 15,035.0        $ 217.4         $ 112.1         $ 1,291.0
Asset Gathering ..............           521.5           5,166.8             --             0.2              17.2
Guaranteed & Structured
 Financial Products ..........             8.4          20,310.4           56.1             0.5             298.2
Investment Management ........              --                --             --              --                --
Corporate & Other ............             4.8           1,882.4            0.1           171.5             415.0
                                     ---------        ----------        -------         -------         ---------
Total ........................       $ 2,826.3        $ 42,394.6        $ 273.6         $ 284.3         $ 2,021.4
                                     =========        ==========        =======         =======         =========

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

   AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                  (IN MILLIONS)

       COLUMN A                  COLUMN B    COLUMN C          COLUMN D         COLUMN E
                                                             AMORTIZATION
                                                             OF DEFERRED
                                                                POLICY
                                                             ACQUISITION
                                             BENEFITS,     COSTS EXCLUDING
                                              CLAIMS,     AMOUNTS RELATED TO
                                   NET      LOSSES, AND      NET REALIZED         OTHER
                                INVESTMENT  SETTLEMENT   INVESTMENT AND OTHER   OPERATING
SEGMENT                           INCOME     EXPENSES       GAINS (LOSSES)      EXPENSES
-------                         ----------  -----------  --------------------  -----------
2001:
Protection .................     $1,258.5    $1,603.3          $171.3           $  346.0
Asset Gathering ............        498.5       441.6            75.0              452.4
Guaranteed & Structured
 Financial Products ........      1,834.5     1,869.2             2.4              107.0
Investment Management ......         28.7          --              --               97.9
Corporate & Other ..........         26.0       414.0             0.3              224.5
                                 --------    --------          ------           --------
Total ......................     $3,646.2    $4,328.1          $249.0           $1,227.8
                                 ========    ========          ======           ========
2000:
Protection .................     $1,196.3    $1,550.1          $106.0           $  405.2
Asset Gathering ............        445.8       371.3            78.8              557.2
Guaranteed & Structured
 Financial Products ........      1,741.9     1,963.4             2.6              108.8
Investment Management ......         22.7          --              --              132.7
Corporate & Other ..........        157.2       362.6            (0.3)              84.9
                                 --------    --------          ------           --------
Total                            $3,563.9    $4,247.4          $187.1           $1,288.8
                                 ========    ========          ======           ========
1999:
Protection .................     $1,101.9    $1,595.0          $ 69.2           $  401.2
Asset Gathering ............        388.6       299.3            53.5              542.1
Guaranteed & Structured
 Financial Products ........      1,681.3     1,959.9             3.1               94.5
Investment Management ......         45.9          --              --              127.2
Corporate & Other ..........        121.2       731.2            (0.8)              86.0
                                 --------    --------          ------           --------
Total ......................     $3,338.9    $4,585.4          $125.0           $1,251.0
                                 ========    ========          ======           ========

(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV - REINSURANCE
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED:
                                 (IN MILLIONS)


                                                 ASSUMED                PERCENTAGE
                                     CEDED TO     FROM                   OF AMOUNT
                          GROSS       OTHER       OTHER       NET       ASSUMED TO
                          AMOUNT    COMPANIES   COMPANIES    AMOUNT         NET
                        ----------  ----------  ---------  ----------  ------------
2001:
Life insurance in
 force                  $282,557.8  $107,601.2  $27,940.6  $202,897.2      13.8%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance........     2,551.6       787.6      233.2     1,997.2      11.7%
Accident and health
 Insurance............       529.1       368.9      194.5       354.7      54.8%
P&C...................          --          --         --          --       0.0%
                        ----------  ----------  ---------  ----------
  Total...............  $  3,080.7  $  1,156.5  $   427.7  $  2,351.9      18.2%
                        ==========  ==========  =========  ==========

2000:
Life insurance in
 force                  $245,171.2  $ 49,119.2  $27,489.1  $223,541.0      12.3%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance........     2,369.9       313.7      279.0     2,335.2      11.9%
Accident and health
 Insurance............       810.4       941.3      186.4        55.5     335.9%
P&C...................          --          --         --          --       0.0%
                        ----------  ----------  ---------  ----------
  Total...............  $  3,180.3  $  1,255.0  $   465.4  $  2,390.7      19.5%
                        ==========  ==========  =========  ==========
1999:
Life insurance in
 force                  $283,946.1  $ 43,244.4  $29,214.6  $269,916.3      10.8%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance........     2,074.5       408.1      139.4     1,806.1       7.7%
Accident and health
 Insurance............       863.8       820.4      171.6       215.0      79.8%
P&C...................          --          --        0.3         0.3     100.0%
                        ----------  ----------  ---------  ----------
  Total...............  $  2,938.3  $  1,228.5  $   311.3  $  2,021.4      15.4%
                        ==========  ==========  =========  ==========


Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS.

1.   Condensed Financial Information

2.   Statement of Assets and Liabilities, John Hancock Variable Annuity
     Account U.

3.   Statement of Operations, John Hancock Variable Annuity Account U.

4.   Statement of Changes in Net Assets, John Hancock Variable Annuity
     Account U.

5.   Notes to Financial Statements, John Hancock Variable Annuity Account U.

6.   Statement of Financial Position, John Hancock Life Insurance Company.

7. Summary of Operations and Unassigned Deficit, John Hancock Life Insurance Company.

8.   Statement of Cash Flows, John Hancock Life Insurance Company.

9.   Notes to Financial Statements, John Hancock Life Insurance Company.


(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account U, dated April 8, 1996; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 18, 1996.

2.   Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 23, 1997.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. Form of periodic payment immediate annuity contract, incorporated by reference from Form N-4 to Post-Effective Amendment No. 29 to File 811-2143, filed on June 19, 2001.

5. Form of annuity contract application, incorporated by reference from Form N-4 to Post-Effective Amendment No. 29 to File No. 811-2143, filed on June 19, 2001.

6. (a) John Hancock Life Insurance Company's Restated Articles of Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on March 7, 2001.

     (b) John Hancock Life Insurance Company's Amended and Restated By-Laws are hereby incorporated by reference to the Annual Report filed on Form 10-K, file No. 333-45862, filed with the Commission on March 28, 2002.

7.   Not Applicable.

8. (a) Form of Participation Agreement is incorporated by reference to Post-Effective Amendment No. 3 to File No. 333-81103, filed on Form N-4 on May 1, 2001.

9. Opinion and Consent of Counsel, incorporated herein by reference to Registrants Pre-Effective Amendment No. filed with the Commission on December 21, 2001.

10.  (a)  Representation of counsel filed herewith.

     (b)  Consent of independent auditors filed herewith.

     (c) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John De Ciccio, Robert E. Fast, Kathleen Feldstein, Nelson F. Gifford, Michael C. Hawley, Edward H. Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J. Tarr are incorporated by reference to File No. 333-67744, the initial registration statement filed on August 16, 2001. Power of attorney for Thomas P. Glynn, incorporated by reference to the initial registration statement to file No. 333-70734, filed on October 2, 2001.

11.  Not Applicable.

12.  Not Applicable.

13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10K (File No. 1-15670) on March 26, 2002.

14.  Not Applicable.

27.  Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Directors                 Positions with the Depositor

---------                 ----------------------------
Foster L. Aborn           Director
Wayne A. Budd             Director, Executive Vice President and
                          General Counsel, John Hancock

John M. Connors, Jr.      Director

David F. D'Alessandro     Chairman, President and Chief Executive Officer
John M. De Ciccio         Director
Robert E. Fast            Director
Kathleen Feldstein        Director
Nelson F. Gifford         Director
Thomas P. Glynn           Director
Michael C. Hawley         Director
Edward H. Linde           Director
Judith A. McHale          Director
R. Robert Popeo           Director
Richard F. Syron          Director
Robert J. Tarr, Jr.       Director


Executive Officers

------------------
Thomas E. Moloney         Senior Executive Vice President and Chief Financial
                          Officer

Derek Chilvers            Executive Vice
                          President, John Hancock,
                          Chairman and Chief
                          Executive Officer of
                          John Hancock
                          International Holdings,
                          Inc.

Michael Bell              Senior Executive Vice President
Maureen R. Ford           Executive Vice President
Barry J. Rubenstein       Vice President, Counsel and Secretary
Robert F. Walters         Executive Vice President and Chief Information Officer


The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

ITEM 27.  NUMBER OF CONTRACT OWNERS

Registrant had 0 Contract Owners as of March 1, 2002.

ITEM 28.  INDEMNIFICATION

Article 8 of the Bylaws of John Hancock provides indemnification to each present and former director, officer, and employee of John Hancock against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of John Hancock. John Hancock may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not to be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, and V, and John Hancock Variable Life Insurance Account UV.

(b) In response to this item, the response to Item 25 is hereby incorporated by reference.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
     Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 188)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
     Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on April 29, 2002.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                  (REGISTRANT)

                By: John Hancock Life Insurance Company

                         By:     /s/ DAVID F. D'ALESSANDRO
                                 -------------------------------------------
                                 David F. D'Alessandro

                                 Chairman, President and Chief Executive Officer

                       John Hancock Life Insurance Company

                                   (DEPOSITOR)

                         By:     /s/ DAVID F. D'ALESSANDRO
                                 -------------------------------------------
                                 David F. D'Alessandro
                                 Chairman, President and Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         ----------------------------------
         Ronald J. Bocage
         Vice President and Counsel

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                Date
---------                         -----                                ----

/s/  THOMAS E. MOLONEY            Senior Executive Vice           April 29, 2002
-------------------------------   President and Chief Financial
      Thomas E. Moloney           Officer (Principal Financial
                                  Officer and Principal
                                  Accounting Officer)

/s/ DAVID F. D'ALESSANDRO         Chairman, President and Chief   April 29, 2002
-------------------------------   Executive Officer (Principal
     David F. D'Alessandro        Executive Officer)
     for himself and as
     Attorney-in-Fact For:

Foster L. Aborn                   Director
Wayne A. Budd                     Director
John M. Connors, Jr.              Director
John M. De Ciccio                 Director
Robert E. Fast                    Director
Kathleen Feldstein                Director
Nelson F. Gifford                 Director
Thomas P. Glynn                   Director
Michael C. Hawley                 Director
Edward H. Linde                   Director
Judith A. McHale                  Director
R. Robert Popeo                   Director
Richard F. Syron                  Director
Robert J. Tarr, Jr.               Director

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on April 29, 2002.

                             ON BEHALF OF REGISTRANT

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                  (REGISTRANT)

         By: John Hancock Life Insurance Company

                  By:     /s/ DAVID F. D'ALESSANDRO
                          -------------------------------------------
                          David F. D'Alessandro

                          Chairman, President and Chief Executive Officer

         By: John Hancock Life Insurance Company

                      (DEPOSITOR)



(Seal)
                  By:     /s/ DAVID F. D'ALESSANDRO
                          -------------------------------------------
                          David F. D'Alessandro

                          Chairman, President and Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         --------------------
         Ronald J. Bocage
         Vice President and Counsel

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

Exhibits

--------

10.A              Representation of Counsel
10.B              Consent of Independent Auditors